                                                                  EXHIBIT 10.2

                                CREDIT AGREEMENT



                                 By and Between


                       WELLS FARGO BANK (COLORADO), N.A.,
                          as a Lender and as Agent Bank

                         HARRIS TRUST AND SAVINGS BANK,
                                  as a Lender,

                              KEY BANK OF COLORADO,
                                  as a Lender,


                                       and


                             J.D. EDWARDS & COMPANY,
                                 as a Borrower,

                      J.D. EDWARDS WORLD SOLUTIONS COMPANY,
                                 as a Borrower,

                       J.D. EDWARDS WORLD SOURCE COMPANY,
                                  as a Borrower


                                 August 1, 1996

                                TABLE OF CONTENTS

                                                                            Page
1.    Definitions                                                             1

2.    The Loan                                                                1
            2.1 Revolving Loan                                                1
            2.2 Purpose                                                       1

3.    Letter of Credit Accommodations                                         2
      3.1   Amount                                                            2
      3.2   Purpose                                                           2
      3.3   Draws Constitute Advances                                         2
      3.4   Application for Issuance of Letters of Credit                     2
      3.5   Form of Letter of Credit                                          2
      3.6   Expiration Date                                                   2
      3.7   Letter of Credit Fees                                             2
      3.8   Indemnification for Acts of Beneficiary                           3
      3.9   Syndication Parties to Receive a Copy of All
            Letters of Credit Issued by Agent                                 3

4.    Interest and Fees                                                       3
      4.1   Variable Rate                                                     3
      4.2   Libor Rate                                                        3
      4.3   Matrix Spread                                                     4
      4.4   Default Interest Rate                                             4
      4.5   Minimum Principal Amount of Variable Rate Loans
            and Libor Loans                                                   4
      4.6   360-Day Year                                                      5
      4.7   Additional Provisions for Libor Loans                             5
      4.8   Agent Fee; Arrangement Fee                                        6
      4.9   Unused Line Fee                                                   6

5.    Payments                                                                7
      5.1   Notes                                                             7
      5.2   Interest Payments                                                 7
      5.3   Principal Payments                                                7
      5.4   Voluntary Prepayments                                             8
            5.4.1    Voluntary Prepayment of Variable Rate Loan               8
            5.4.2    Voluntary Prepayment of Libor Loans                      8
            5.4.3    Minimum Amount of Voluntary Prepayments                  8
      5.5   Mandatory Prepayment on Account of Commitment
            Amount                                                            8
      5.6   Funding Losses                                                    8
      5.7   Prepaid Principal May Be Reborrowed                               9
      5.8   Reduction of Aggregate Commitment Amount by
            Borrowers                                                         9

      5.9   Payments on Business Days; Date That Payments and
            Prepayments Are Deemed Received                                   9
      5.10  Payments Free and Clear of Taxes                                  9
      5.11  Payments to be Made United States Dollars                         10

6.    Conditions Precedent                                                    10
      6.1   Conditions to Initial Advance                                     10
            6.1.1    Representations and Warranties                           10
            6.1.2    No Event of Default                                      10
            6.1.3    Receipt of Loan Documents                                10
            6.1.4    Advance Request                                          10
            6.1.5    Legal Opinion                                            10
            6.1.6    Organizational Documents                                 10
            6.1.7    Evidence of Corporate Action                             11
            6.1.8    Authorized Representatives                               11
            6.1.9    Officer's Certificate                                    11
            6.1.10   Evidence of Insurance                                    11
            6.1.11   Evidence of Consents                                     11
            6.1.12   Fees and Expenses                                        11
            6.1.13   No Material Adverse Change                               12
            6.1.14   Other Documents                                          12
            6.1.15   Appointment of The Corporation Company                   12
      6.2   Conditions to All Subsequent Advances                             12
            6.2.1    Representations and Warranties                           12
            6.2.2    No Event of Default                                      12
            6.2.3    No Material Adverse Change                               12
            6.2.4    Advance Request                                          12
      6.3   Conditions to Issuance of Letters of Credit                       13
            6.3.1    Application and Reimbursement Agreement                  13
            6.3.2    Fees                                                     13
            6.3.3    Agent                                                    13
      6.4   Additional Disbursement Conditions                                13
            6.4.1    Aggregate Commitment Amount; LC Commitment
                     Amount                                                   13
            6.4.2    Construction Commitment Amount                           13
            6.4.3    Disbursement Period                                      14
            6.4.4    Illegality of Loan                                       14
      6.5   Closing                                                           14

7.    Borrowers' Representations and Warranties                               14
      7.1   Organization and Existence                                        14
      7.2   Corporate Authority, Due Authorization; Consents                  14
      7.3   Title to Properties                                               14
      7.4   Litigation                                                        14
      7.5   No Violations                                                     15
      7.6   Binding Agreement                                                 15
      7.7   Compliance with Laws                                              15
      7.8   Material Agreements                                               15
      7.9   Financial Statements; No Material Adverse Change                  15
      7.10  Payment of Taxes                                                  15
      7.11  Licenses and Approvals                                            16
      7.12  Employee Benefit Plans                                            16

                                                                            Page
                                                                            ----
            7.12.1   Employee Benefit Plans; Multiemployer
                     Plans                                                    16
            7.12.2   Pension Benefits                                         16
            7.12.3   Compliance by Administrator                              16
            7.12.4   Annual Reports                                           17
            7.12.5   Prohibited Transactions                                  17
            7.12.6   Bonding                                                  17
            7.12.7   Civil/Criminal Action                                    17
            7.12.8   Funding                                                  17
      `     7.12.9   Compliance With Law                                      17
            7.12.10  Multiple Employer Plan                                   18
            7.12.11  Plan Termination Liability                               18
            7.12.12  Pension Plan Termination                                 18
            7.12.13  Reportable Event                                         18
            7.12.14  Payment of Contributions                                 18
            7,12.15  Welfare Benefit Plans                                    18
            7.12.16  ESOP                                                     19
      7.13  Capitalization of Borrower                                        19
      7.14  Subsidiaries                                                      19
      7.15  Environmental Compliance                                          19
      7.16  Intellectual Property                                             20
      7.17  Regulations U and X                                               20
      7.18  Fiscal Year                                                       20
      7.19  Disclosure                                                        20
      7.20  Continuing Nature                                                 20

8.    Borrowers' Affirmative Covenants and Agreements                         21
      8.1   Books and Records                                                 21
      8.2   Reports and Notices                                               21
            8.2.1    Annual Financial Statements                              21
            8.2.2    Quarterly Financial Statements                           21
            8.2.3    Additional Information                                   21
            8.2.4    Annual Projections                                       22
            8.2.5    Notice of Default under Other Financing                  22
            8.2.6    Notice of Default                                        22
            8.2.7    Notice of Actions                                        22
            8.2.8    Notice of Material Change                                22
            8.2.9    Notification of Claims by Contractors and
                     Materialmen                                              22
            8.2.10   ERISA                                                    22
            8.2.11   Change of Control                                        23
            8.2.12   SEC Statements                                           23
            8.2.13   Hazardous Materials                                      23
      8.3   Maintenance of Existence                                          23
      8.4   Compliance with Legal Requirements and Agreements                 23
      8.5   Compliance with Environmental Laws                                23
      8.6   Insurance                                                         24
      8.7   Taxes                                                             24
      8.8   Title to Assets and Maintenance                                   24

                                                                            Page
                                                                            ----
      8.9   Payment of Liabilities                                            24
      8.10  Inspection                                                        25
      8.11  Management                                                        25
      8.12  Licenses                                                          25
      8.13  Financial Covenants                                               25
            8.13.1   Quick Ratio                                              25
            8.13.2   Leverage Ratio                                           25
            8.13.3   Coverage Ratio                                           25
      8.14  ERISA                                                             25
      8.15  Additional Costs of Maintaining Loan                              26
      8.16  Reimbursement for Additional Capital
            Requirements                                                      27
      8.17  Hazardous Substances Indemnifications                             27
      8.18  Indemnification                                                   27
      8.19  Further Assurances                                                28

9.    Borrowers' Negative Covenants and Agreements                            28
      9.1   Change in Business                                                28
      9.2   Change in Business Form                                           28
      9.3   Acquisitions                                                      28
      9.4   Mergers                                                           28
      9.5   Recapitalization                                                  29
      9.6   Dividends and Distributions                                       29
      9.7   Sale of Assets                                                    29
      9.8   Indebtedness                                                      30
      9.9   Encumbrances                                                      30
      9.10  Loans, Advances and Guarantees                                    31
      9.11  Investment                                                        31
      9.12  Use of Proceeds                                                   32
      9.13  ERISA                                                             32
      9.14  Capital Expenditures                                              32
      9.15  Profitability                                                     32

10.   Events of Default/Remedies                                              32
      10.1  Failure to Pay                                                    32
      10.2  Failure to Perform Certain Covenants                              33
      10.3  Failure to Perform Other Covenants                                33
      10.4  Bankruptcy/Insolvency                                             33
      10.5  False Representations or Warranties                               33
      10.6  Default Under Other Indebtedness                                  33
      10.7  Judgment                                                          33
      10.8  Dissolution                                                       34
      10.9  Change of Control                                                 34
      10.10 Material Adverse Change                                           34
      10.11 Remedies                                                          34

11.   Agency Agreement                                                        34
      11.1  Purchase and Sale of Syndication Interest                         34
      11.2  Syndication Parties' Obligations to Remit Funds                   35

                                                                            Page
                                                                            ----
      11.3  Notice and Timing of Initial Payment and Each
            Advance Payment                                                   35
      11.4  Syndication Party's Failure to Remit Funds                        36
      11.5  Agency Appointment                                                37
      11.6  Power and Authority of Agent                                      37
      11.7  Duties of Agent                                                   38
      11.8  Agent's Resignation or Removal                                    38
      11.9  Consent Required for Certain Actions                              38
      11.10 Distribution of Principal and Interest                            39
      11.11 Distribution of Certain Fees and Amounts                          40
      11.12 Loan Documents                                                    40
      11.13 Collateral Application                                            40
      11.14 Amounts Required to be Returned                                   41
      11.15 Reports and Information to Syndication Parties                    41
      11.16 Standard of Care                                                  42
      11.17 No Trust Relationship                                             42
      11.18 Sharing of Costs and Expenses                                     42
      11.19 Syndication Parties' Indemnification of Agent                     42
      11.20 Books and Records                                                 43
      11.21 Agent Fee                                                         43
      11.22 Representations and Warranties of All Parties                     43
      11.23 Representations and Warranties of Wells Fargo                     44
      11.24 Syndication Parties' Independent Credit
            Analysis                                                          44
      11.25 No Joint Venture or Partnership                                   45
      11.26 Purchase for Own Account/Restrictions on
            Transfer                                                          45
      11.27 Method of Making Payments                                         46
      11.28 Events of Syndication Default/Remedies                            46
      11.29 Further Assurances                                                47

12.   Miscellaneous Provisions                                                47
      12.1  Definitions                                                       47
      12.2  No Waiver                                                         54
      12.3  Notices                                                           54
            12.3.1   Borrowers                                                54
            12.3.2   Syndication Parties                                      55
            12.3.3   Agent                                                    55
      12.4  Entire Agreement                                                  56
      12.5  Colorado Law                                                      56
      12.6  Amendment                                                         56
      12.7  Severability/Titles                                               56
      12.8  Counterparts                                                      56
      12.9  Waiver of Jurisdiction, Service of Process, and
            Jury Trial                                                        56
      12-10 Arbitration                                                       58
      12.11 Successors and Assigns                                            60
      12.12 Termination and Mutual Release                                    60
      12-13 Costs and Expenses                                                60

                                                                            Page
                                                                            ----
      12.14 Replacement Notes                                                 61
      12.15 Notice to Syndication Parties and Agent                           61
      12.16 Joint and Several Liability                                       61

                                    EXHIBITS


      Exhibit 5.1                   Form of Note

      Exhibit 6.1.4                 Form of Advance Request

      Exhibit 7.3                   Permitted Encumbrances and Condition of
                                    Assets

      Exhibit 7.4                   Litigation

      Exhibit 7.8                   Material Agreements

      Exhibit 7.12                  Employee Benefit Plans

      Exhibit 7.13                  Capitalization of Borrowers

      Exhibit 7.14                  Subsidiaries

      Exhibit 7.15                  Environmental Matters

      Exhibit 7.16                  Intellectual Property

      Exhibit 9.11.1                Investment Policy

      Exhibit 9.11.2                Existing Investments

      Exhibit 11.3.1                Form of Initial Payment Notice

      Exhibit 11.3.2                Form of Loan Notice of Advance

      Exhibit 11.3.3                Form of LC Notice of Advance

      Exhibit 11.27                 Wire Instructions

      Exhibit 12.1                  Form of Compliance Certificate

      Exhibit 12.1(a)               Legal Description

                                CREDIT AGREEMENT

      This Credit Agreement ("Agreement") is entered into as of the 1st day of August, 1996, by and between WELLS FARGO BANK (COLORADO), N.A. ("Wells Fargo") for its own benefit as a lender (in that capacity sometimes referred to as "Wells Fargo") and, as Agent Bank for the benefit of the present and future Syndication Parties (in that capacity "Agent"), HARRIS TRUST AND SAVINGS BANK ("Harris Bank") as a lender, KEY BANK OF COLORADO ("Key Bank") as a lender, and J.D. EDWARDS & COMPANY ("Holding Company"), as a borrower, J.D. EDWARDS WORLD SOLUTIONS COMPANY ("World Solutions"), as a borrower, and J.D. EDWARDS WORLD SOURCE COMPANY ("World Source"), (Holding Company, World Solutions and World Source shall be collectively referred to herein as "Borrowers").

                                A G R E E M E N T

      For good and valuable consideration, including the mutual covenants contained herein, the parties hereto hereby agree as follows:

      1. Definitions. Certain capitalized terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in
Section 12.1 hereof.

      2. The Loan. The Syndication Parties agree to make, in accordance with their respective Syndication Shares, the following loan ("Loan") to Borrowers:

      2.1 Revolving Loan. A revolving line of credit loan ("Revolving Loan") on the terms and conditions contained herein, with the maximum amount thereof available to, or for the benefit of, Borrowers at any time being limited to (a) $50,000,000.00 ("Aggregate Commitment Amount"), less (b) the undrawn face amount of all Letters of Credit (as defined below) issued hereunder. All funds advanced under the Revolving Loan may, to the extent repaid, be reborrowed at any time prior to July 31, 1999 ("Termination Date"), subject to the terms and conditions set forth herein,

      2.2 Purpose. Borrowers agree to use the proceeds of the Loan only for (a) working capital requirements and other general corporate purposes in connection with its normal operations and (b) funding the construction of the Headquarters Building ("Construction"); provided, however that the aggregate amount of Loan proceeds used to fund the Construction shall not exceed $5,000,000.00 ("Construction Commitment Amount") unless Borrowers have obtained, and the Required Lenders have approved in their reasonable discretion, either a commitment for the permanent financing of all Advances disbursed and to be disbursed for the Construction or an agreement between Borrowers and a third party which is not an affiliate of Borrowers for the purchase of the Headquarters Building from Borrowers.

      3. Letter of Credit Accommodations. The Syndication Parties agree to cause Agent to issue standby letters of credit (each, a "Letter of Credit") for the account of Borrowers, or any of them, as follows:

      3.1 Amount. The face amount of each such Letter of Credit issued hereunder: (a) when added to the principal then outstanding under the Notes shall not exceed the Aggregate Commitment Amount less the undrawn face amount of all other Letters of Credit outstanding; and (b) when added to the undrawn face amount of all other outstanding Letters of Credit, shall not exceed $10,000,000.00 ("LC Commitment Amount"),

      3.2 Purpose. Letters of Credit may be requested for any purpose set forth in Section 2.2 and for any other purpose approved by Agent in its sole discretion.

      3.3 Draws Constitute Advances. The amount of each draw paid under each Letter of Credit (a) shall be deemed to be an Advance and shall be added to the outstanding principal balance of the Notes on the date such draw is honored, and
(b) shall bear interest at the Variable Rate.

      3.4 Application for Issuance of Letters of Credit. A Borrower shall be required to complete Agent's standard application and reimbursement agreement for each Letter of Credit to be issued hereunder. Each reimbursement agreement shall be executed for the benefit of Agent and the Syndication Parties, and Borrower shall be obligated to pay to Agent for the account of the Syndication Parties according to their respective Syndication Shares, the amount payable under the applicable reimbursement agreement for a draw under a Letter of Credit, either as a payment on the Principal Amount or as a direct payment under the reimbursement agreement.

      3.5 Form of Letter of Credit. Each Letter of Credit shall be issued on Agent's standard form of standby letter of credit.

      3.6 Expiration Date. No Letter of Credit may have an expiration date which is more than twelve (12) months from the date of issuance of such Letter of Credit, and in no event shall the expiration date of any Letter of Credit be later than July 31, 2000.

      3.7 Letter of Credit Fees. Borrowers shall pay Agent a fee ("Letter of Credit Fee"), for the account of the Syndication Parties according to their respective Syndication

Shares, with respect to each Letter of Credit issued or renewed pursuant to this Credit Agreement equal to the greater of 80 basis points of the face amount of each Letter of Credit or $250.00, each such Letter of Credit Fee to be paid upon the issuance or renewal of each Letter of Credit. Borrowers shall pay Agent such other fees with respect to each Letter of Credit, such as fees for amendment, transfer or negotiation of a Letter of Credit, as are charged by Agent in accordance with its then current fee policy in effect for letters of credit ("Letter of Credit Fee Policy").

      3.8 Indemnification for Acts of Beneficiary. Borrowers assume all risks with respect to, and indemnify and holds Agent harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Agent may suffer or incur on account of, the acts or omissions of the beneficiary of any Letter of Credit, and for such purposes, the beneficiary shall be deemed Borrowers' agent; provided, however, that nothing herein shall relieve Agent of responsibility for its gross negligence or willful misconduct.

      3.9 Syndication Parties to Receive a Copy of All Letters of Credit Issued by Agent. Agent shall, promptly after issuance, send each Syndication Party a copy of each Letter of Credit issued hereunder.

4.    Interest and Fee.
      ----------------

      4.1 Variable Rate. Except as provided in Section 4.2 of this Agreement and subject to the requirements of Section 4.5 of this Agreement, the unpaid principal balance owing on the Notes will bear interest from the Closing Date at the Base Rate as it may change from time to time plus the applicable Base Rate Margin as determined pursuant to Section 4.3 hereof ("Variable Rate"). The term "Base Rate" shall mean the greater of (a) the Federal Funds Rate plus 50 basis points or (b) the Prime Rate. Information on the Prime Rate currently in effect is announced publicly by, and can be obtained by contacting, Wells Fargo, N.A. at its principal office in San Francisco, California ("Wells Fargo California"). The Prime Rate is not necessarily the best rate which Wells Fargo California charges to its customers, and Wells Fargo California and the Syndication Parties may make loans at, above, or below the Prime Rate.

      4.2 Libor Rate. From time to time, and so long as no Event of Default has occurred and is continuing and subject to the requirements of Section 4.5 of this Agreement, at the request of a Borrower ("Libor Rate Request"), all or a portion of the outstanding principal balance under the Notes may bear interest at the Base Libor Rate plus the applicable Libor Margin as determined pursuant to Section 4.3 hereof ("Libor Rate"). A Libor Rate Request must be submitted each time that a Borrower would like either (a) all or a portion of a Variable Rate Loan to be converted to a Libor Loan, or (b) a current Libor Loan to bear interest at the Libor Rate upon expiration of the Interest Period for such Libor Loan. The Libor Rate Request may be made to Agent orally or in writing on any Business Day (provided that if such request is made orally, Such Borrower must furnish written confirmation of such request within one (1) Business Day) and is effective as of the second Business Day after the Libor Rate Request is received if received by Agent no later than 10:00 a.m. Pacific time or as of the third Business Day if received later than 10:00 a.m. Pacific time. The Libor Rate Request must specify
(a) the principal amount of the requested Libor Loan, (b) the Interest Period selected by such Borrower, and the date on which such Borrower requests that such Interest Period commence ("Interest Period Commencement Date"). Following the expiration of the Interest Period for any Libor Loan, interest shall automatically accrue on the principal amount thereof at the Variable Rate until, and except to the extent, a Borrower requests and receives another Libor Loan as provided in this Section.

      4.3 Matrix Spread. The applicable Base Rate Margin and Libor Margin will be set at the Closing based on the Leverage Ratio calculated from Borrowers' financial statements for its Fiscal Quarter ending April 30, 1996, and, thereafter, will be re-set, effective on the first day of the month commencing after the month in which Agent receives Borrowers' financial statements for Borrowers' most recently completed Fiscal Quarter, based upon the Leverage Ratio for such most recently completed Fiscal Quarter determined in accordance with the following table:

            Leverage Ratio                   Libor Margin            Base Rate Margin
            --------------                   ------------            ----------------
less than or equal to 1.25                   100 basis points        0 basis points
less than or equal to 1.50 more than 1.25    125 basis points        0 basis points
less than or equal to 2.00 more than 1.50    150 basis points        25 basis points
            more than 2.00                   175 basis points        50 basis points

      4.4 Default Interest Rate. Upon the occurrence of the Maturity Date or an Event of Default, the unpaid balance of principal and accrued interest on the Notes shall bear interest at the Default Interest Rate from and after the due date for the payment, or on the date of maturity or acceleration, as the case may be.

      4.5 Minimum Principal Amount of Variable Rate Loans and Libor Loans. Each Variable Rate Loan shall be for a minimum principal amount of $100,000.00 and shall be a multiple of $50,000.00. Each Libor Loan shall be for a minimum principal amount of $500,000.00 and shall be a multiple of $100,000.00.

      4.6 360-Day Year, Interest on the Notes shall be converted from an annual rate to a daily rate on the basis of a 360-day year and applied to the actual number of days elapsed.

      4.7   Additional Provisions for Libor Loans.
            -------------------------------------

            4.7.1 If (a) Agent at any time shall determine that for any reason adequate and reasonable means do not exist for ascertaining the Base Libor Rate, or (b) if any Syndication Party shall advise Agent that the Base Libor Rate does not adequately and fairly reflect the cost to such Syndication Party of funding its Syndication Share of any Libor Loan, then Agent shall promptly give notice thereof to Borrowers. If such notice is given and until such notice has been withdrawn by Agent, then (a) no new Libor Loan may be requested by any Borrower, and (b) any portion of the outstanding principal balance hereof which bears interest determined in relation to the Base Libor Rate, shall, subsequent to the end of the Interest Period applicable thereto, bear interest at the Variable Rate.

            4.7.2 If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for any of the Syndication Parties to (a) advance its Syndication Share of any Libor Loan or (b) maintain its Syndication Share of all or any portion of the Libor Loans, each such Syndication Party shall promptly, by telephone or facsimile, notify Agent thereof, and of the reasons therefor and Agent shall promptly notify Borrowers thereof and if the notice from such Syndication Party is in writing, Agent shall provide a copy of such notice to Borrowers. In the former event, any obligation of any such Syndication Party to make available its Syndication Share of any future Libor Loan shall immediately be cancelled, and in the latter event, any such unlawful Libor Loans or portions thereof then outstanding shall be converted, at the option of such Syndication Party, to a Variable Rate Loan; provided, however, that if any such Change in Law shall permit the Libor Rate to remain in effect until the expiration of the Interest Period applicable to any such unlawful Libor Loan, then such Libor Loan shall continue in effect until the expiration of such Interest Period. Upon the occurrence of any of the foregoing events, Borrowers shall pay to Agent immediately upon demand such amounts as may be necessary to compensate any such Syndication Party for any fines, fees, charges, penalties or other costs incurred or payable by such Syndication Party as a result thereof and which are attributable to any Libor Loan made available to Borrowers hereunder, and any reasonable allocation made by any such Syndication Party among its operations shall be conclusive and binding upon Borrowers absent manifest error.

            4.7.3 If any Change in Law or compliance by any Syndication Party with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

            (a) subject such Syndication Party to any tax, duty or other charge with respect to any Libor Loan, or change the basis of taxation of payments to such Syndication Party of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Syndication Party); or

            (b) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of any Syndication Party; or

            (c)   impose on any Syndication Party any other condition;

and the result of any of the foregoing is to increase the cost to such Syndication Party of making, renewing or maintaining its Syndication Share of any Libor Loan hereunder and/or to reduce any amount receivable by such Syndication Party in connection therewith, then in any such case, Borrowers shall pay to Agent for the account of such Syndication Party, within five Business Days after receipt of written notice from Agent, such amounts as may be necessary to compensate such Syndication Party for any additional costs incurred by such Syndication Party and/or reductions in amounts received by such Syndication Party which are attributable to such Libor Loans. In determining which costs incurred by such Syndication Party and/or reductions in amounts received by such Syndication Party are attributable to the Libor Rate option made available to Borrowers hereunder, any reasonable allocation made by such Syndication Party among its operations shall be conclusive and binding upon Borrowers absent manifest error.

      4.8 Agent Fee; Arrangement Fee. Borrowers shall pay Agent the Arrangement Fee and Agent's Fee set forth in the Fee Letter.

      4.9 Unused Line Fee. Borrowers shall pay to Agent, for the account of the Syndication Parties according to their respective Syndication Shares, for the period from the Closing Date to the Termination Date ("Unused Line Fee") an amount equal to the average of the difference, calculated daily during the measurement Fiscal Quarter, between (a) the Aggregate Commitment Amount and (b) the outstanding principal owed on the Notes plus the undrawn amount of all Letters of Credit, multiplied by the rate per Fiscal Quarter determined to be the Commitment Fee based on Borrowers' Leverage Ratio in accordance with the following table:

                        Leverage Ratio                   Commitment Fee
                        --------------                   --------------
         less than or equal to 1.25                      22.5 basis points
   less than or equal to 1.50 more than 1.25             27.5 basis points
   less than or equal to 2.00 more than 1.50             32.5 basis points
                              more than 2.00             37.5 basis points

The Commitment Fee will be set at the Closing based on the Leverage Ratio calculated from Borrowers' financial statements for its Fiscal Quarter ending April 30, 1996, and, thereafter, will be re-set, effective on the first day of the month commencing after the month in which Agent receives Borrowers' financial statements for Borrowers most recently completed Fiscal Quarter (each an "Unused Commitment Fee Reset Date") based upon the Leverage Ratio for such most recently completed Fiscal Quarter. The Unused Line Fee shall be calculated on the basis of a 360 day year and the actual number of days elapsed, and shall be payable in arrears on each of August 5, November 5. February 5, and May 5 for the preceding Fiscal Quarter and on the Maturity Date.

5.    Payments.
      --------

      5.1 Notes. Each Syndication Party's Syndication Interest in the Loan shall be evidenced by a promissory note payable to the order of such Syndication Party in the face amount equal to such Syndication Party's Maximum Syndication Amount in the form attached hereto as Exhibit 5.1 (collectively, such promissory notes shall be referred to as the "Notes").

      5.2 Interest Payments. Interest on Variable Rate Loans shall be payable quarterly in arrears on the last day of each Fiscal Quarter. Interest on Libor Loans shall be payable in arrears upon the maturity of the applicable Interest Period; provided, however, that with respect to each Libor Loan where the Interest Period is equal to six months, interest shall also be payable on the date which is three months after the Interest Period Commencement Date for such Libor Loan (the "Three Month Anniversary Date"); provided, however, that if the Three Month Anniversary Date would occur on a day which is not a Business Day, then such Three Month Anniversary Date shall be deemed to be the next succeeding Business Day so long as such Business Day does not extend into the next calendar month in which case such Three Month Anniversary Date shall be deemed to be the next preceding Business Day.

      5.3 Principal Payments. Borrowers agree that the entire outstanding principal balance on the Notes, together with accrued interest thereon, shall be due and payable on the earlier of (a) the Termination Date, or (b) such earlier date on which the Loan becomes due and payable as a result of acceleration of the payment of the Notes on account of the occurrence of an Event of Default ("Maturity Date").

      5.4 Voluntary Prepayments. Borrowers shall have the option to make the following prepayments:

      5.4.1 Voluntary Prepayment of Variable Rate Loans. Subject to the requirements of Subsection 5.4,3, Borrowers shall have the right to prepay without penalty at any time all or any part of the outstanding principal balance under the Variable Rate Loans.

      5.4.2 Voluntary Prepayment of Libor Loans. Subject to the requirements of Subsection 5.4.3, Borrowers shall have the right to prepay all or any part of the outstanding principal balance of any Libor Loan, provided that (a) Borrowers shall, at least two (2) Business Days prior to making any such prepayment, deliver to Agent a written notice which sets forth the amount of the prepayment, the date on which the prepayment will be made, and the Libor Loan (or portion thereof) being prepaid; (b) Borrowers shall pay all accrued and unpaid interest relating to the amount prepaid to the date of prepayment; and (c) on the prepayment date, Borrowers shall pay the Funding Losses, if any, resulting from the prepayment. Any written notice by Borrowers of their election to prepay under this Subsection 5.4.2 shall be irrevocable.

      5.4.3 Minimum Amount of Voluntary Prepayments. All voluntary prepayments
(a) of Variable Rate Loans, must be in amounts no less than $50,000.00 ("Minimum Variable Prepayment"), and (b) of Libor Loans, must be in amounts no less than $1,000,000.00 and must be a multiple of $100,000.00 ("Minimum Libor Prepayment"), (the Minimum Variable Prepayment and the Minimum Libor Prepayment shall be collectively referred to as the "Minimum Prepayment Requirement"); provided, however, that the Minimum Prepayment Requirement shall not apply if the Principal Amount is less than $1,000,000.00.

      5.5 Mandatory Prepayment on Account of Commitment Amount. If at any time the amount of principal owing on the Notes exceeds the Aggregate Commitment Amount, Borrowers shall pay the amount of such excess within one (1) Business Day.

      5.6   Funding Losses. In the event of:
            --------------

            (a) payment or prepayment by Borrowers of all or any portion of any Libor Loan on a date other than the last day of the Interest Period for such Libor Loan for any reason;

            (b) conversion of all or any portion of any Libor Loan to a Variable Rate Loan on a day other than the last day of the Interest Period applicable to such Libor Loan for any reason; or

            (c) any failure by Borrowers to borrow a Libor Loan on the date specified in any Libor Rate Request;

Borrowers shall, upon Agent's request, pay directly to Agent for the account of the Syndication Parties the amount of the Funding Losses resulting from the occurrence of an event described above in (a), (b) or (c) of this Section. "Funding Losses" shall be equal to the product of: (i) the excess, if any, of the Libor Rate for the applicable Libor Loan over the then current interest rate on a comparable principal amount of United States Treasury obligations which have an unexpired term comparable to period of time between the date of prepayment of, or failure to borrow, such Libor Loan and the expiration of the Interest Period for the Libor Loan which is being prepaid or which Borrowers fail to borrow, as applicable, (ii) the amount of such prepayment or the amount which Borrowers fail to borrow, as applicable, and (iii) the number of years, including any fractional portion of a year, constituting the remaining term of the Interest Period for such Libor Loan.

      5.7 Prepaid Principal May Be Reborrowed. Prepayments of principal may be reborrowed in accordance with the provisions of this Agreement,

      5.8 Reduction of Aggregate Commitment Amount by Borrowers. Borrowers shall have the right, from time to time, to reduce the Aggregate Commitment Amount upon five (5) Business Days prior written notice to Agent, provided that the requested reduction in such Aggregate Commitment Amount (a) must be at least $5,000,000.00 and (b) shall not cause the Aggregate Commitment Amount to be less than the amount of outstanding principal under the Notes plus the aggregate undrawn face amount of all Letters of Credit then outstanding. Any reduction of the Aggregate Commitment Amount pursuant to this Section shall be irrevocable and shall result in a ratable reduction of each Syndication Party's Maximum Syndication Amount.

      5.9 Payments on Business Days; Date That Payments and Prepayments Are Deemed Received. In the event any payment of principal or interest is due on a date other than a Business Day, such payment shall be due on the succeeding Business Day. Payments or prepayments received after 11:00 a.m. Pacific time on any Business Day will be deemed received on the next succeeding Business Day.

      5.10 Payments Free and Clear of Taxes. All payments by Borrowers will be made free and clear of present and future taxes, withholding or deductions (except for taxes imposed on the overall net income of each Syndication Party).

      5.11 Payments to be Made United States Dollars. Payments on the Principal Amount shall be made in United States Dollars.

6.    Conditions Precedent.
      --------------------

      6.1 Conditions to Initial Advance. The Syndication Parties' obligation to make the initial Advance is subject to satisfaction, in Agent's sole discretion, of each of the following conditions precedent:

            6.1.1 Representations and Warranties. The representations and warranties of Borrowers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made on and as of such date.

            6.1.2 No Event of Default. No Event of Default has occurred and no event has occurred that with notice or lapse of time or both would constitute an Event of Default ("Potential Default"), and no Event of Default or Potential Default would result from the making of the Advance.

            6.1.3 Receipt of Loan Documents. Agent shall have received duly executed originals of this Agreement and the Notes (collectively, the "Loan Documents").

            6.1.4 Advance Request. Agent shall have received a written request for an Advance in the form attached hereto as Exhibit 6.1.4 ("Advance Request") signed by an Authorized Representative and containing the certification of an Authorized Representative of each of Borrowers stating that, after giving effect to the requested Advance, the amount of the Loan used to fund the Construction does not exceed the Construction Commitment Amount ("Construction Commitment Amount Certification").

            6.1.5 Legal opinion. Agent shall have received the opinion of counsel for Borrowers in form and content reasonably acceptable to Agent and addressed to the Syndication Parties.

            6.1.6 Organizational Documents. Agent shall have received: (a) a certificate of good standing dated no more than thirty (30) days prior to the Closing Date, for each of Borrowers, issued by the Secretary of State for the state of such Borrower's incorporation and for each state where such Borrower's operations require qualification or authorization to transact business; (b) a copy of the articles of incorporation, and any amendments thereto, of each Borrower certified by the Secretary of State of such Borrower's state of incorporation; and (c) a copy of the bylaws, and any amendments thereto, of each Borrower certified as true and complete by the Secretary of such Borrower.

            6.1.7 Evidence of Corporate Action. Agent shall have received: a copy of the documents evidencing all corporate action taken by each Borrower to authorize the execution, delivery and performance of the Loan Documents and naming the officer(s) of each Borrower who are authorized to execute the Loan Documents on behalf of such Borrower, certified to be true and correct by the Secretary of such Borrower.

            6.1.8 Authorized Representatives. Each Borrower shall have furnished Agent with a current list, and a specimen signature, of all officers or other employees of such Borrower authorized to request an Advance or the issuance of a Letter of Credit ("Authorized Representatives"), the names and signatures of which shall be certified by the Secretary of such Borrower ("Certificate of Authorized Representatives"). Agent and the Syndication Parties may conclusively rely on such Certificate of Authorized Representatives until Agent shall have received a further Certificate of Authorized Representatives from a Borrower amending or canceling the previous Certificate of Authorized Representatives from such Borrower.

            6.1.9 Officer's Certificate. Agent shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of each Borrower dated as of the Closing Date certifying that:

                  (a) the representations and warranties set forth in Section 7 are correct on and as of the Closing Date as though made on and as of such date; and

                  (b) no Event of Default or Potential Default has occurred and is continuing or would result from the making of the Loan.

            6.1.10 Evidence of Insurance. Agent shall have received insurance certificates and such other evidence, in form and substance satisfactory to Agent, of all insurance required to be maintained by Borrowers under this Agreement.

            6.1.11 Evidence of Consents. Agent shall have received evidence that all consents and approvals of governmental authorities and third parties which are necessary for the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby have been obtained and are in full force and effect.

            6.1.12 Fees and Expenses. Agent shall have received payment from Borrowers of the fees specified in this Agreement or the Fee Letter as being payable on the Closing Date and all out-of-pocket costs and expenses incurred by Agent (including, without limitation, the reasonable fees and expenses of counsel retained by Agent) and the allocated costs of internal counsel for Agent in connection with the preparation, negotiation, and execution of the Loan Documents and the transactions contemplated thereby, which fees and expenses Borrowers hereby authorize Agent to pay by disbursement from the Loan.

            6.1.13 No Material Adverse Change. No material adverse change shall have occurred in the condition, operations, or prospects of Borrowers since April 30, 1996.

            6.1.14 Other Documents. Borrowers shall have provided or caused to be provided to Agent such other documents, instruments and agreements as Agent may reasonably request.

            6.1.15 Appointment of The Corporation Company. Agent shall have received evidence that each of Borrowers either (a) has a registered agent for service of process in Colorado, or (b) that The Corporation Company, located at 1675 Broadway, Denver, Colorado 80202, has accepted such party's appointment to serve as its agent for service of process in accordance with Section 12.9.2 of this Agreement.

      6.2 Conditions to All Subsequent Advances. The Syndication Parties' obligation to make all Advances after the initial Advance is subject to satisfaction, in Agent's sole discretion, of each of the following conditions precedent:

            6.2.1 Representations and Warranties. The representations and warranties of Borrowers contained in this Agreement shall be true and correct in all material respects on and as of the date of such Advance as though made on and as of such date.

            6.2.2 No Event of Default. No Event of Default and no Potential Default has occurred, and no Event of Default or Potential Default would result from the making of the Advance.

            6.2.3 No Material Adverse Change. No material adverse change shall have occurred in the condition, operations, or prospects of Borrowers.

            6.2.4 Advance Request. Agent shall have received (including by facsimile transmission) a duly completed Advance Request signed by an Authorized Representative and containing a Construction Commitment Amount Certification. With respect to Variable Rate Loans, the Advance Request shall be effective on the Business Day received if actually received by Agent before 10:00 a.m. Pacific time, and as of the next Business Day if received by Agent after such time. With respect to Libor Loans, the Advance Request shall be effective on second Business Day after the Advance Request is received if actually received by

Agent before 10:00 am, Pacific time, and as of the third Business Day if received by Agent after such time, If the Advance Request is submitted by facsimile transmission, Borrower shall deliver to Agent, no later than the next Business Day, the originally executed Advance Request, All Advance Requests submitted by a Borrower shall be irrevocable.

      6.3 Conditions to Issuance of Letters of Credit. The Syndication Parties' obligation to cause Agent to issue the Letters of Credit and to fund and maintain their respective Syndication Shares of all draws under the Letters of Credit, and Agents obligation to issue any Letter of Credit, is conditioned upon Borrowers' satisfaction of the following conditions in addition to the other conditions set forth in Sections 6.1 and 6.2 hereof (except for the conditions relating to the submission of Advance Requests set forth in Sections 6.1.4 and 6.2.4):

            ` 6.3.1 Application and Reimbursement Agreement. Borrowers must deliver to Agent, not later than three (3) Business Days preceding the requested issue date for each Letter of Credit, Agent's standard form of application and reimbursement agreement for standby letters of credit which has been duly completed and signed by an Authorized Representative,

            6.3.2 Fees. Borrowers shall have paid the Letter of Credit Fee and any other fees payable to Agent pursuant to its Letter of Credit Fee Policy.

            6.3.3 Agent. Agent shall have approved in its sole discretion the form of Letter of Credit.

      6.4 Additional Disbursement Conditions. At no time and in no event shall the Syndication Parties be obligated to make Advances or to cause Agent to issue the Letters of Credit and to fund and maintain their respective Syndication Shares of all draws under the Letters of Credit, as the case may be:

            6.4.1 Aggregate Commitment Amount; LC Commitment Amount. In excess of an amount, which: (a) when added to all prior Advances would exceed the Aggregate Commitment Amount, or (b) when added to the undrawn face amount of all other outstanding Letters of Credit, would exceed the LC Commitment Amount.

            6.4.2 Construction Commitment Amount. If the Advance is to be used for the purpose of funding the Construction, in excess of an amount which, when added to all prior Advances made for the purpose of funding the Construction, would exceed the Construction Commitment Amount, unless Borrowers have obtained, and the Required Lenders have approved in their reasonable discretion, either a commitment for the permanent financing of all Advances disbursed and to be disbursed for the Construction or an agreement between Borrowers and a third party which is not an affiliate of Borrowers for the purchase of the Headquarters Building from Borrowers,

            6.4.3 Disbursement Period. After the Termination Date.

            6.4.4 Illegality of Loan. After the enactment of any law by any governmental authority having jurisdiction over any Syndication Party which would make it unlawful in any respect for such Syndication Party to make the Advance.

      6.5 Closing. The execution and delivery of the Loan Documents shall take place July 30, 1996 ("Signing Date") at 3:30 p.m. Mountain Time at the offices of Holland & Hart LLP located at 555 17th Street, Suite 3200, Denver, Colorado 80202,

      7. Borrowers' Representations and Warranties.

      Borrowers, to induce the Syndication Parties to make the Loan, hereby represent and warrant as follows:

      7.1 Organization and Existence. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary.

      7.2 Corporate Authority, Due Authorization; Consents. Each Borrower has full power and authority to execute, deliver and perform the Loan Documents, all of which have been duly authorized by all necessary corporate action of such Borrower. All consents or approvals of any Person which are necessary for, or are required as a condition of, the execution, delivery and performance of the Loan Documents have been obtained.

      7.3 Title to Properties. Each Borrower has good and marketable title to all of its properties and assets, free and clear of all liens, pledges, security interests, restrictions, encumbrances and defects in title, except as set forth on Exhibit 7.3 hereto ("Permitted Encumbrances") and except as otherwise permitted hereunder. Except as set forth on Exhibit 7.3, all of the material properties and assets used in the conduct of the business of each Borrower are in good repair, working order and condition (reasonable wear and tear excepted) and suitable for use in the operation of the business of such Borrower.

      7.4 Litigation. Except for those matters set forth on Exhibit 7.4. there are no pending legal or governmental actions, proceedings or investigations to which any Borrower is a party or to which any property of any Borrower is subject and, to the best of the knowledge of each Borrower, no such actions or proceedings are threatened or contemplated by governmental authorities or any other Person.

      7.5 No Violations. The execution, delivery and performance of the Loan Documents will not (a) violate any provision of the articles of incorporation or bylaws of any Borrower, or any law, rule, regulation, judgment, order or ruling of any court or governmental agency, or (b) violate, conflict with, result in a breach of, constitute a default under, or with the giving of notice or the expiration of time or both, constitute a default under, any existing mortgage, indenture, lease, security agreement, contract, note, instrument or any other agreements or documents binding on any Borrower or affecting the properties of any Borrower.

      7.6 Binding Agreement. Each of the Loan Documents is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

      7.7 Compliance with Laws. Each Borrower is in compliance in all material respects with all federal, state, and local laws, rules, regulations, ordinances, codes and orders, including without limitation all laws relating to environmental matters,

      7.8 Material Agreements. Exhibit 7.8 hereto accurately and completely lists all agreements to which any Borrower is a party, the breach or termination of which would have a Material Adverse Effect ("Material Agreements"). All Material Agreements are legally valid and binding on the parties thereto and are in full force and effect and neither Borrowers, nor, to the knowledge of Borrowers, any other party thereto, is in default thereunder, and no facts exist which with the giving of notice or the passage of time, or both, would constitute such a default.

      7.9 Financial Statements; No Material Adverse Change. All consolidated financial statements, schedules, and other written documents relating to the financial condition and results of operations of Borrowers submitted by Borrowers to Agent prior to the execution of this Agreement, including without limitation those as of April 30, 1996, fairly presented, as of the date thereof, the financial condition and results of operations of Borrowers for the period indicated, and were prepared in accordance with GAAP. Since April 30, 1996, there has been no material adverse change in the financial condition, results of operations, business or prospects of Borrowers,

      7.10 Payment of Taxes. Borrowers have filed all required federal, state and local tax returns and have paid all taxes shown thereon to be due and no such tax returns are being audited as of the Closing Date. Each Borrower has paid when due all other taxes, assessments or impositions levied or assessed against such Borrower or the business or properties of such Borrower,

      7.11 Licenses and Approvals. Each Borrower has all material governmental approvals, licenses and permits necessary or desirable to enable each of them to conduct their respective business as presently being conducted, and all such approvals, licenses and permits are in full force and effect.

      7.12  Employee Benefit Plans.

      7.12.1 Employee Benefit Plans; Multiemployer Plans. Exhibit 7.12 sets forth: (a) a true and complete list of each "employee benefit plan," as such term is defined in section 3(3) of the Employee Retirement Income-Security Act of 1974, as amended, and the regulations thereunder ("ERISA"), that is or was maintained or contributed to by any Borrower or any predecessor to any Borrower, or in which any Borrower or any predecessor to any Borrower participates or participated (each a "Borrower Benefit Plan"); and (b) a true and complete list of each employee stock ownership plan ("ESOP") that is maintained by any Borrower under ERISA and the Internal Revenue Code of 1986, as amended from time to time (the "Code"). No Borrower, no predecessor to any Borrower and no member of any Borrower's "controlled group" (as that term is defined in section 414 of the Code) has, or at any time has had, an obligation to contribute to any "multiemployer plans," as defined in Section 3(37) of ERISA (each a "Multiemployer Plan") prior to the Closing Date.

            7.12.2 Pension Benefit Plans. To the knowledge of Borrowers, each Borrower Benefit Plan that is an employee pension benefit plan as defined in
Section 3(2) of ERISA, and not exempted under Section 4(b) or Section 201 of ERISA (each a "Borrower Pension Plan"), and the trust, if any, forming a part thereof, meets, and since its inception has met, the requirements for qualification under Section 401(a) of the Code, and is, and since its inception has been, exempt from taxation under Section 501(a) of the Code, Except as set forth in Exhibit 7.12, the Internal Revenue Service (the "IRS") has issued a favorable determination letter with respect to the qualification of each Borrower Pension Plan and the trust, if any, relating thereto, and the IRS has not taken any action to revoke any such letter.

            7.12.3 Compliance by Administrator. To the knowledge of Borrowers, the administrator of each Borrower Benefit Plan has complied in all material respects with the disclosure and reporting requirements of Part I of Subtitle B of Title I of ERISA.

            7.12.4 Annual Reports. To the knowledge of Borrowers, those sections of all annual reports heretofore filed with the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation on behalf of each Borrower Benefit Plan which were required to be certified were duly certified without qualification by the accountants or actuaries of such plan.

            7.12.5 Prohibited Transactions. To the knowledge of Borrowers', with respect to each Borrower Benefit Plan, neither Borrowers nor any Borrower Benefit Plan or a fiduciary thereof, is engaged or has engaged in any transaction which is prohibited by Part 4 of Subtitle B of Title I of ERISA or which might subject any such plan or related trust, or any trustee or administrator thereof, to a tax or penalty imposed by Section 4975 of the Code or Section 502(i) of ERISA or to liability under Section 409 of ERISA, any of which would have a Material Adverse Effect.

            7.12.6 Bonding. To the knowledge of Borrowers, every fiduciary and every "plan official" (as defined in Section 412 of ERISA) of each Borrower Benefit Plan is bonded to the extent required by Section 412 of ERISA.

            7.12.7 Civil/Criminal Action. To the knowledge of Borrowers, no civil or criminal action brought pursuant to Part V of Subtitle B of Title I of ERISA is pending, or, to the knowledge of Borrowers, is threatened against Borrowers, any Borrower Benefit Plan or any fiduciary thereof with respect to any Borrower Benefit Plan.

            7.12.8 Funding. (a) Each of the Borrower Pension Plans is in compliance with the minimum funding standards of Section 412 of the Code and
Part 3 of Subtitle B of Title I of ERISA, to the extent applicable, and (b) for each Borrower Pension Plan, no waivers of the minimum funding standards have been requested, and no Borrower Pension Plan has any "accumulated funding deficiency" within the meaning of Section 412 of the Code.

            7.12.9 Compliance With Law. Borrowers are in compliance in all material respects with, and each Borrower Benefit Plan has been operated in all material respects in accordance with, the provisions of such plan and in compliance in all material respects with, ERISA, the Code and all other applicable law governing each such Borrower Benefit Plan, including but not limited to rules and regulations promulgated by the Department of Labor, the Pension Benefit Guaranty corporation, and the Department of the Treasury pursuant to the provisions of ERISA and the Code, except to the extent any such failure would not have a Material Adverse Effect.

            7.12.10 Multiple Employer Plan. Borrowers do not participate in any "multiple employer plan" within the meaning of Section 413 of the Code.

            7.12.11 Plan Termination Liability. Borrowers have not incurred any liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any Borrower Benefit Plan, covered or previously covered by Title IV of ERISA, which liability, or any portion thereof, could constitute a liability of Borrowers at or after the Closing Date.

            7.12.12 Pension Plan Termination. No proceedings to terminate any Borrower Pension Plan have been instituted under Subtitle C of Title IV of ERISA.

            7.12.13 Reportable Event. No "reportable event" within the meaning of Section 4043 of ERISA and the regulations thereunder other than a reportable event for which notice or penalty has been waived by regulation or otherwise has occurred with respect to any Borrower Pension Plan that is a defined benefit plan. With respect to any Multiemployer Pension Plan that is a defined benefit plan, to the knowledge of Borrowers, no such "reportable event" has occurred which would materially and adversely affect such plan, and no such plan is in reorganization within the meaning of Part 3 of Subtitle E of Title IV of ERISA.

            7.12.14 Payment of Contributions. In respect of each Borrower Benefit Plan, each Borrower has paid or will have paid as of the Closing Date all contributions or premiums required to be made by it for all plan years ending on or prior to the Closing Date and, for the plan year which includes the Closing Date, contributions or premiums for the pro rata portion of the plan year ending on the Closing Date, Except as set forth in Exhibit 7.12, all contributions paid or accrued by Borrowers on or prior to the Closing Date in respect of any Borrower Pension Plan that is a defined benefit plan will be based on the actuarial assumptions and methods used for the last plan year ended on or before the Closing Date, or if there is no prior plan year for any such plan, contributions shall be based upon reasonable actuarial assumptions and methods.

            7.12.15 Welfare Benefit Plans. Borrowers do not participate in a "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA, Borrowers do not maintain or contribute to a "voluntary employees beneficiary association" within the meaning of Section 501(a)(9) of the Code or a "welfare benefit fund" within the meaning of Section 419 of the Code, nor do Borrowers maintain or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA for the benefit of retired or former employees (other than as required by Section 4980B of the Code and Sections 601 through 608 of ERISA

("COBRA")). Borrowers have complied in all material respects with the provisions of COBRA.

            7.12.16 ESOP. In respect of each ESOP, each Borrower has paid or will have paid as of the Closing Date all contributions or premiums required to be made by it on or prior to the Closing Date. Except as set forth on Exhibit 7.12, no ESOP has any indebtedness for borrowed money ("ESOP Indebtedness"). The estimated repurchase liability of Holding Company, based on reasonable actuarial assumptions and methods, under any ESOP during the Loan Period is set forth on
Exhibit 7.12. Assuming that each Borrower makes all required contributions in accordance with the terms of each ESOP, each ESOP has or will have sufficient funds to make all scheduled payments on its ESOP Indebtedness, Holding Company has sufficient funds to meet its reasonably anticipated repurchase liability during the Loan Period.

      7.13 Capitalization of Borrowers. The capitalization of each Borrower (expressed both in terms of total number of shares and percentage of each class of stock) is set forth on Exhibit 7.13. All of the issued and outstanding shares of capital stock of each Borrower have been duly authorized and validly issued and are fully paid and nonassessable. No authorized but unissued shares and no treasury shares of any Borrower are subject to any option, warrant, right to call or commitment of any kind or character except those arising pursuant to the Plans.

      7.14 Subsidiaries. All of the Subsidiaries, the capitalization of each Subsidiary, and any Borrower's stock ownership therein are set forth on Exhibit
7.14. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. No authorized but unissued shares and no treasury shares of any Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character.

      7.15 Environmental Compliance. Except as set forth on Exhibit 7.15 hereto:

            7.15.1 no Hazardous Substances are now located on any real property owned or leased by any Borrower ("Premises"), and neither Borrowers, nor, to the best of the knowledge of Borrowers, any other Person has ever caused or permitted any Hazardous Substances to be placed, held, located, or disposed of on, under, or at the Premises or any part thereof except in compliance at all times with the Environmental Laws and the Environmental Regulations;

            7.15.2 no part of the Premises or any improvements located thereon is being used nor, to the best of the knowledge of Borrowers after due inquiry, has been used at any previous time for the disposal, storage, treatment, processing, or other handling of Hazardous Substances except in compliance at all times with the Environmental Laws and the Environmental Regulations, nor is any part of the Premises or any improvements located thereon affected by any contamination from Hazardous Substances;

            7.15.3 to the best of the knowledge of Borrowers, no property adjoining the Premises is being used, nor has ever been used at any previous time, for the disposal, storage, treatment, processing, or other handling of Hazardous Substances except in compliance at all times with all Environmental Laws and Environmental Regulations, nor is any other property adjoining the Premises affected by contamination from Hazardous Substances;

            7.15.4 to the best of the knowledge of Borrowers, no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to Hazardous Substances or contamination from Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises; and

            7.15.5 to the best of the knowledge of Borrowers, the Premises are not currently on and have never been on any federal or state "Superfund" or "Superlien" list.

      7.16 Intellectual Property. Except as set forth in Exhibit 7.16, each Borrower owns or has licenses to use all the patents, trademarks, service marks, trade names, copyrights and non-governmental licenses, and all rights with respect to the foregoing, necessary for the conduct of their respective businesses as now conducted.

      7.17 Regulations U and X. No portion of any Advance will be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R, Parts 221 and 224.

      7.18 Fiscal Year. Each fiscal year of each Borrower begins on November 1 of each calendar year and ends on October 31 of each calendar year.

      7.19 Disclosure. None of Borrowers' representations or warranties set forth in this Agreement or in any document or certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

      7.20 Continuing Nature. All warranties and representations of Borrowers herein are now and will continue to be true and correct (except to the extent that any such warranty or representation states that it relates to a particular date) until the Notes are repaid in full, all covenants and agreements herein contained are observed and performed by Borrowers, all Letters of Credit have expired, and the Syndication Parties have no further obligation to make Advances or to cause Agent to issue Letters of Credit.

8.    Borrowers' Affirmative Covenants and Agreements.

      Borrowers, to induce the Syndication Parties to make the Loan, hereby covenant and agree as follows:

      8.1 Books and Records. Borrowers shall at all times keep proper books of record and account, in which correct and complete entries shall be made of all its dealings, in accordance with GAAP.

      8.2 Reports and Notices. Borrowers shall provide to Agent the following reports, information and notices, and, upon receipt, Agent shall promptly send a copy thereof to each Syndication Party:

            8.2.1 Annual Financial Statements. As soon as available, but in no event later than one hundred twenty (120) days after the end of any fiscal year of Borrowers occurring during the term hereof, annual financial statements of Borrowers on a consolidated basis, prepared in accordance with GAAP consistently applied which shall: (a) be audited by independent certified public accountants selected by Borrowers which are reasonably acceptable to Agent; (b) be accompanied by a report of such accountants containing an unqualified opinion reasonably acceptable to Agent; (c) be accompanied by a Compliance Certificate;
(d) be prepared in reasonable detail and in comparative form; and (e) include a balance sheet, an income statement, a statement of cash flows, and all notes and schedules relating thereto.

            8.2.2 Quarterly Financial Statements. As soon as available but in no event more than forty-five (45) days after the end of each of Borrowers first three Fiscal Quarters in Borrowers' fiscal year, the following financial statements of Borrowers, on a consolidated basis, prepared in accordance with GAAP consistently applied: a balance sheet, an income statement, and a statement of cash flows, which quarterly statements shall include any and all notes and schedules thereto, Such quarterly financial statements shall be accompanied by a Compliance Certificate.

            8.2.3 Additional Information. With reasonable promptness, such additional financial information or documentation as Agent or any Syndication Party may reasonably request.

            8.2.4 Annual Projections. As soon as available, but in no event later than sixty (60) days after the end of any fiscal year of Borrowers occurring during the term hereof, written projections of Borrowers' consolidated financial statements for the following fiscal year, setting forth all material assumptions utilized (and the basis therefor).

            8.2.5 Notice of Default under Other Financing. Notice in writing promptly after Borrowers, or any of them, obtain knowledge thereof, of any default under any indenture, agreement or instrument to which any Borrower is a party or by which it may be bound (limited, with respect to agreements in connection with borrowed money, to those in which the principal amount owing is $5,000,000.00 or more) and of any acceleration of indebtedness caused thereby.

            8.2.6 Notice of Default. As soon as the existence of any Event of Default or Potential Default becomes known to any officer of any of Borrowers, written notice of such Event of Default or Potential Default, the nature and status thereof, and the action being taken or proposed to be taken with respect thereto.

            8.2.7 Notice of Actions. Notice in writing promptly after Borrowers, or any of them, obtain knowledge thereof, of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, concerning Borrowers or any of them, which either: (a) involves an amount of $100,000 or more, singly or in the aggregate at any time, or (b) is material to the financial condition, results of operation, business or prospects of Borrowers or any of them.

            8.2.8 Notice of Material Change. Promptly after Borrowers, or any of them, obtain knowledge thereof, notice of any matter which has resulted or would result in a Material Adverse Effect.

            8.2.9 Notification of Claims by Contractors and Materialmen. Borrowers shall immediately advise Agent in writing of any notice received by Borrowers or any of them from any laborer, contractor, subcontractor or materialman to the effect that such laborer, contractor, subcontractor or materialman has not been paid when due for any labor or materials furnished with respect to the Premises.

            8.2.10 ERISA. Each Borrower shall immediately provide Agent with a copy of (a) any notice received by such Borrower relating to any violation of the provisions of the Code or ERISA asserted by the Department of Labor, the Pension Benefit Guaranty Corporation or the Department of the Treasury with respect to any

Borrower Benefit Plan or ESOP; and (b) a material amendment to any Plan.

            8.2.11 Change of Control. Each Borrower shall immediately advise Agent in writing of any planned or consummated Change of Control.

            8.2.12 SEC Statements. Each Borrower shall promptly furnish to Agent copies of all material which it sends or will send its shareholders and which it files or will file with the Securities and Exchange Commission ("SEC") or any national securities exchange, including but not limited to, all registration statements, annual reports on Form 10Q. reports on Form 8K, proxy material and annual reports to shareholders and any and all amendments thereof or supplements thereto.

            8.2.13 Hazardous Materials. Each Borrower shall immediately advise Agent in writing of (a) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions of which such Borrower has knowledge which are instituted, completed, or threatened against any Borrower pursuant to the Environmental Laws or Environmental Regulations; and (b) all claims made or, to such Borrower's knowledge, threatened by any third party against any Borrower relating to damage, contribution, cost recovery compensation, loss, or injury resulting from any Hazardous Substances (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Substances Claims").

      8.3 Maintenance of Existence. Borrowers shall preserve and maintain in full force and effect their respective legal existence in the jurisdiction of its organization and shall qualify or remain qualified as a foreign corporation in each jurisdiction in which the transaction of their business makes such qualification necessary.

      8.4 Compliance with Legal Requirements and Agreement. Each Borrower shall comply with: (a) all laws, rules, regulations and orders applicable to such Borrower or their respective businesses; and (b) all agreements, indentures, mortgages, and other instruments to which such Borrower is a party or by which such Borrower or any of their respective property is bound; provided, however, that the failure of any Borrower to comply with this Section in any instance shall not be a default hereunder unless such failure would result in a Material Adverse Effect,

      8.5 Compliance with Environmental Laws. Without limiting the provisions of
Section 8.4 of this Agreement, Borrowers shall comply in all material respects with, and cause all Persons occupying or present on the Premises to comply with, all Environmental Laws and Environmental Regulations,

      8.6 Insurance. Borrowers shall keep their assets insured at all times by an insurance carrier or carriers approved by Agent which have an A rating by the current BEST Key Rating Guide, against all risks covered by a special form policy (and including flood, earthquake and windstorm coverage) in the amount of the full replacement cost (other than with respect to motor vehicles) of the assets as well as liability, worker's compensation, business interruption, boiler and machinery and such other insurance as Agent may reasonably require, in amounts and with deductibles or maximum payouts customarily carried by entities in similar lines of business. Borrowers shall also maintain fidelity coverage (including employee dishonesty) on such officers and employees and in such amounts as customarily carried by corporations engaged in comparable businesses and comparably situated. Certificates of such insurance satisfactory to Agent shall be delivered to and held by Agent. All such insurance policies shall contain a provision requiring at least ten (10) days' notice to Agent prior to any cancellation for nonpayment of premiums and at least forty-five
(45) days' notice to Agent of cancellation for any other reason or of modification or non-renewal. Borrowers agree to pay all premiums on such insurance as they become due, and will not permit any condition to exist on or with respect to the insured assets which would wholly or partially invalidate any insurance thereon. Borrowers shall provide Agent with such evidence as Agent may request from time to time as to the maintenance of all insurance required pursuant to this Section.

      8.7 Taxes. Each Borrower shall cause to be paid when due all taxes, assessments, and other governmental charges upon it, its income, its sales, its properties, and federal and state taxes withheld from its employees' earnings, unless such taxes, assessments, or other governmental charges shall be contested in good faith by appropriate actions or legal proceedings and each Borrower shall establish adequate reserves therefor in accordance with GAAP.

      8.8 Title to Assets and Maintenance. Borrowers shall defend and maintain title to all their respective material properties and assets, free and clear of all liens, pledges, security interests, restrictions, encumbrances and defects in title other than the Permitted Encumbrances and those allowed pursuant to the terms of this Agreement. Borrowers shall keep their respective assets, both real and personal, in good order and condition consistent with industry practice and as required to maintain all equipment warranties in full force and effect and shall make all necessary repairs, replacements and improvements.

      8.9 Payment of Liabilities. Each Borrower shall pay all its liabilities as they become due unless (with the exception of the Loan) they are contested in good faith by appropriate actions or legal proceedings and such Borrower establishes reserves therefor in form and amount satisfactory to Agent.

      8.10 Inspection. Each Borrower shall permit Agent and the Syndication Parties, and their respective agents, during normal business hours or at such other times as the parties may agree, to examine such Borrowers properties, books, and records, and to discuss such Borrowers affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants.

      8.11 Management. Each Borrower shall maintain its present management or shall obtain management of comparable experience and expertise,

      8.12 Licenses. Each Borrower shall preserve and maintain in full force and effect all material rights, franchises, licenses, and governmental approvals owned or possessed by it which are necessary or desirable in view of its business and operations or the ownership of its properties.

      8.13 Financial Covenants. Borrowers shall maintain the following financial covenants, measured on a consolidated basis, until the Loan is indefeasible paid in full, all Letters of Credit have expired, and the Syndication Parties have no obligation to make Advances or to cause Agent to issue Letters of Credit:

            8.13.1 Quick Ratio. Maintain at all times a Quick Ratio of not less than 1.2 to 1.

            8.13.2 Leverage Ratio. Maintain at all times a Leverage Ratio of not more than 2.5 to 1.0.

            8.13.3 Coverage Ratio. Maintain, for the twelve (12) month period ending on the last day of each Fiscal Quarter, a Coverage Ratio of not less than
1.75 to 1.0.

      8.14 ERISA. Each Borrower shall: (a) comply in all material respects with the Code and ERISA; (b) cause any Borrower Pension Plan to initially qualify and continue to qualify under ERISA and the Code, including, but not limited to obtaining a favorable determination letter with respect to each Borrower Pension Plan; (c) prepare and deliver each material report, statement or other document required by ERISA and the Code within the period specified therein and conforming in form and substance to the provisions thereof; (d) administer each Borrower Benefit Plan in all material respects in accordance with the terms of such plan and with ERISA, the Code, and any other applicable law; (e) make all contributions or premiums required to be made by it in connection with any Borrower Benefit Plan or ESOP during the Loan Period, and (f) upon Agents request, promptly deliver to Agent a true, correct and complete copy of all documents and agreements relating to the establishment of each Borrower Pension Plan, Borrower Benefit Plan and ESOP, as well as the latest available custodian or trustee reports, annual reports and the latest actuarial reports for each Borrower Pension Plan, Borrower Benefit Plan and ESOP.

      8.15 Additional Costs of Maintaining Loan. Borrowers shall pay to Agent from time to time such amounts as Agent may determine to be necessary to compensate any Syndication Party for any costs incurred by it which Agent determines, based on information presented to it by such Syndication Party, are attributable to such Syndication Party's making or maintaining any Advances hereunder or its obligation to make any such Advances, or any reduction in any amount receivable by such Syndication Party under this Agreement or the Note payable to it in respect to any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Agreement in United States federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including such Syndication Party of or under any United States federal, state, municipal, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (a) changes the basis of taxation of any amounts payable to such Syndication Party under this Agreement or the Note payable to such Syndication Party in respect of any of such Advances (other than taxes imposed on the overall net income of such Syndication Party); or (b) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Syndication Party; or (c) imposes any other condition affecting this Agreement or the Note payable to such Syndication Party (or any of such extensions of credit or liabilities). Agent will notify Borrowers of any event occurring after the date of this Agreement which will entitle such Syndication Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Agent shall include with such notice, a certificate from such Syndication Party setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by Agent for purposes of this Section of the effect of any Regulatory Change on the costs of such Syndication Party of making or maintaining Advances or on amounts receivable by such Syndication Party in respect of Advances, and of the additional amounts required to compensate such Syndication Party in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis,

      8.16 Reimbursement for Additional Capital Requirements. In the event that the introduction of or any change in (a) any law or regulation, or (b) the judicial, administrative, or other governmental interpretation of any law or regulation, or (c) compliance by any Syndication Party or any corporation controlling any such Syndication Party with any guideline or request from any governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected to be maintained by such Syndication Party or any corporation controlling such Syndication Party, and such Syndication Party certifies that such increase is based in any part upon such Syndication Party's obligations hereunder, and other similar obligations, Borrowers shall pay to such Syndication Party such additional amount as shall be certified by such Syndication Party to Agent and to Borrowers to be the net present value (discounted at the Variable Rate) of
(a) the amount by which such increase in capital reduces the rate of return on capital which such Syndication Party could have achieved over the period remaining until the Maturity Date but for such introduction or change, (b) multiplied by such Syndication Party's Syndication Share of the Aggregate Commitment, Agent will notify Borrowers of any event occurring after the date of this Agreement that will entitle any such Syndication Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and of such Syndication Party's determination to request such compensation. Agent shall include with such notice, a certificate from such Syndication Party setting forth in reasonable detail the calculation of the amount of such compensation, Determinations by any Syndication Party for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by any such Syndication Party and of the amount of compensation owed to any such Syndication Party under this Section shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

      8.17 Hazardous Substances Indemnifications. Borrowers shall be solely responsible for and shall indemnify and hold harmless Agent and the Syndication Parties, their respective directors, officers, employees, agents, successors, and assigns, from and against any loss, damage, cost, expense, or liability directly or indirectly arising out of or attributable to the subject of any Hazardous Substances Claims.

      8.18 Indemnification. Borrowers shall indemnify and hold Agent and each Syndication Party and their respective directors, officers, employees, agents, professional advisers and representatives, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Credit Document, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel, The foregoing indemnity shall survive the repayment of the Loan and the termination of this Agreement.

      8.19 Further Assurances. Each Borrower shall execute and deliver such other and further instruments and shall perform such other and further acts as in the opinion of Agent may be necessary or desirable to carry out more effectively the purposes of this Agreement.

9. Borrowers' Negative Covenants and Agreements. Until the Notes and all other amounts owing to the Syndication Parties under the Loan Documents are indefeasibly paid in full and all Letters of Credit have expired or been terminated and the Syndication Parties have no further obligation to make Advances or to cause Agent to issue any further Letters of Credit hereunder, Borrowers shall not:

      9.1 Change in Business. Make any material changes to their business as presently conducted or in any other way materially disrupt the continuity of their existing operations.

      9.2 Change in Business Form. Change their business form from a corporation organized under Subchapter C of the Internal Revenue Code.

      9.3 Acquisitions. Acquire all or substantially all of the assets or stock of any Person, except to the extent that: (a) the fair market value of all such assets or stock acquired by Borrowers occurring (i) in any twelve (12) month period does not exceed $4,000,000 as of the end of such twelve (12) month period or (ii) during the Loan Period does not exceed $10,000,000, and (b) taking into account each such acquisition, Borrowers remain in compliance with all of the financial covenants set forth in Section 8.13 hereof,

      9.4 Mergers. Enter into any merger, consolidation, joint venture, or other combination, except for mergers or consolidations in which a Borrower is the surviving corporation where the following tests are or would be met: (a) after giving effect to such merger or consolidation, no Event of Default would exist,
(b) based on pro forma financial statements for the applicable Fiscal Quarter assuming the prior consolidation during such period of Borrowers and the entity with which the merger or consolidation is proposed, the financial covenants set forth in Section 8.13 hereof will all be met, and (c) the fair market value of the assets acquired as a result of any such merger, consolidation, joint venture or other combination, when viewed as an asset acquisition, and, when taken together with all acquisitions by Borrowers pursuant to Section 9.3 of this Agreement occurring
(i) in any twelve (12) month period does not exceed $4,000,000 as of the end of such twelve (12) month period or (ii) during the Loan Period does not exceed $10,000,000 as of the end of the Loan Period.

      9.5 Recapitalization. Redeem (and including any issuance of stock which has the effect of a redemption), purchase, or retire any of its capital stock or grant or issue any warrant, right, or option pertaining thereto, or other security convertible into any of the foregoing, except that Borrowers may redeem, purchase or retire their capital stock as required under the terms of the Plans and may otherwise redeem, purchase or retire their capital stock up to $5,000,000 in the aggregate of their capital stock during the Loan Period.

      9.6 Dividends and Distributions. Declare or pay or set aside for payment any dividends upon any shares of the capital stock of any Borrower (except dividends payable in shares of such stock) or purchase, redeem or retire, or make any other distribution on any shares of capital stock of any Borrower, except pursuant to the Plans,

      9.7 Sale of Assets. Dissolve or liquidate, sell, assign, lease or transfer all or any material part of their assets or business; provided, however, this prohibition shall not prevent each Borrower from taking the following action:

            9.7.1 sales of inventory in the ordinary course of its business;

            9.7.2 sales of surplus, damaged, worn out or obsolete equipment or inventory for not less than fair market value;

            9.7.3 sales or other dispositions of investments permitted hereunder for not less than fair market value;

            9.7.4 granting licenses of its patents, copyrights, trademarks, trade names and service marks in the ordinary course of its business;

            9.7.5 sales or other dispositions of office furnishings or office equipment in the ordinary course of business; or

            9.7.6 other sales, leases, transfers and disposals of assets, provided that the aggregate value of all such assets

(based upon the greater of the fair market or book value of such assets) so sold, leased, transferred or otherwise disposed of in any twelve (12) month period does not exceed five percent (5%) of such Borrower's assets measured immediately prior to any such disposition.

      9.8 Indebtedness. Incur additional indebtedness, except that Borrowers may incur additional indebtedness (a) not to exceed $10,000,000.00 in the aggregate during the Loan Period in the ordinary course of Borrowers' business ("Permitted Indebtedness"), and (b) as a result of their stock repurchase obligations under the Plans ("ESOP Repurchase Indebtedness").

      9.9 Encumbrances. Create, incur, assume, or suffer to exist, any pledge, mortgage, lien, charge, lien charge or other encumbrance on, or any security interest in, any of their assets, except:

            9.9.1 liens for taxes or other governmental charges which are not due or remain payable without penalty, or are being contested in good faith by appropriate actions or proceedings; provided that such reserves or other appropriate provisions satisfactory to Agent in its sole discretion shall have been made for such taxes or other governmental charges;

            9.9.2 deposits or pledges to secure workmen's compensation, unemployment insurance, old age benefits or other social security obligations or in connection with or to secure the performance of bids, tenders, trade contracts or leases or to secure statutory obligations or surety or appeal bonds securing liabilities not in excess of $5,000,000 in the aggregate or other pledges or deposits of like nature and all in the ordinary course of business;

            9.9.3 mechanics, carriers, workmen's, repairmen's or other like liens arising in the ordinary course of business in respect of obligations not yet due or which are being contested in good faith and by appropriate proceedings (except that no such liens are permitted with respect to construction of the Headquarters Building in excess of $1,000,000.00 in the aggregate outstanding at any one time);

            9.9.4 easements, rights-of-way, restrictions and other similar matters incidental to the ownership of property which do not in the aggregate materially detract from the value of such property or assets or materially impair their use in the operation of the business of any Borrower;

            9.9.5 purchase money security interests in office furnishings and office equipment acquired in the ordinary course of business, provided that such security interests shall attach only to the furnishings and equipment so purchased;

            9.9.6 liens securing the Permitted Indebtedness which are granted in the ordinary course of business; and

            9.9.7 liens on the treasury shares of the capital stock of Holding Company securing the ESOP Repurchase Indebtedness.

      9.10 Loans, Advances and Guarantees. Make any loans or advances to, or guarantee, endorse, or become a surety or otherwise become liable, directly or contingently, upon the obligation of, any other Person except for:

            9.10.1 the endorsement of checks and other instruments in the ordinary course of business;

            9.10.2 extensions of trade credit made in the ordinary course of business consistent with past customs and practice;

            9.10.3 loans to any Person in the ordinary course of business of the lending Borrower, provided that the aggregate of all such loans outstanding at any time during the Loan Period may not exceed $2,000,000;

            9.10.4 guarantee by any Borrower of the obligations of any other Borrower or of the wholly-owned Subsidiary of any Borrower which guarantee is entered into in the ordinary course of business of the guaranteeing Borrower; and

            9.10.5 guarantees by any Borrower of the obligations of any Person other than a Borrower or a wholly-owned Subsidiary of any Borrower which guarantee is entered into in the ordinary course of business of the guaranteeing Borrower, provided that the aggregate of all such amounts guaranteed at any time during the Loan Period may not exceed $2,000,000,

      9.11 Investment. Own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that Borrowers may own, purchase or acquire:

            9.11.1 Investments described in the Investment Policy set forth on
Exhibit 9.11.1;

            9.11.2 Investments existing on the date hereof which are described on Exhibit 9,11.2;

            9.11.3 investments by any Borrower in an aggregate amount not to exceed $1,000,000 at any time during the Loan Period in entities engaged in similar lines of business as Borrowers.

      9.12 Use of Proceeds. Use the proceeds of the Loan for any purpose other than those authorized in Section 2.2 hereof.

      9.13 ERISA. (a) Engage in or permit any transaction which could result in a "prohibited transaction" (as such term is defined in Section 406 or Section 2003(a) of ERISA) or in the imposition of an excise tax pursuant to Section 4975 of the Code; (b) engage in or permit any transaction or other event which could result in a "reportable event" as such term is defined in Section 4043 of ERISA for any Borrower Pension Plan; (c) fail to make full payment when due of all amounts which, under the provisions of any Borrower Benefit Plan or ESOP, a Borrower is required to pay as contributions thereto; (d) permit to exist any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA), whether or not waived, with respect to any Borrower Pension Plan; (e) fail to make any payments to any "multiemployer plan" that a Borrower may be required to make under any agreement relating to such "multiemployer plan" or any law pertaining thereto; or Q) terminate any Borrower Pension Plan or Borrower Benefit Plan in a manner which could result in the imposition of a lien on any property of any Borrower pursuant to Section 4068 of ERISA. Borrowers shall not permit the "present value" of vested and nonvested "accrued benefits" under any Borrower Pension Plan to exceed the "current value" of the assets of such Borrower Pension Plan allocable to such "accrued benefits". All actuarial assumptions and methods used to make each determination required by the preceding sentence shall be reasonable and shall comply with all requirements of law. Borrowers shall not terminate any Borrower Pension Plan so as to result in any liability to the Pension Benefit Guaranty Corporation, As used in this Section, all terms enclosed in quotation marks shall have the meanings set forth in ERISA.

      9.14 Capital Expenditures. Incur Capital Expenditures, for the period consisting of the most recently completed four Fiscal Quarters, in excess of 70% of Free Cash Flow,

      9.15 Profitability. on a consol idated basis for Borrowers and the Subsidiaries, sustain (a) a net loss (as determined in accordance with GAAP) for any two consecutive Fiscal Quarters, or (b) a net loss (as determined in accordance with GAAP) for any fiscal year.

10. Events of Default/Remedies. The occurrence of any of the followings events shall be deemed to constitute an "Event of Default" under this Agreement:

      10.1 Failure to Pay. Borrowers' failure to pay in full when due, any payment or other amount required under the Notes, this Agreement or any reimbursement agreement executed in connection with the issuance of a Letter of Credit under this

Agreement (collectively, the "Credit Documents") when the same is due and payable,

      10.2 Failure to Perform Certain Covenants. The failure of Borrowers to fully perform any and all covenants and agreements set forth in Sections 8.3,
8.13 - 9.1 - 9.15 of this Agreement.

      10.3 Failure to Perform Other Covenants. The failure of Borrowers to fully perform any and all covenants and agreements contained in this Agreement or in any of the other Credit Documents, other than a covenant or agreement referred to referred to in any other subsection of this Section 10, and such failure continues unremedied for five (5) Business Days after the occurrence thereof.

      10.4 Bankruptcy/Insolvency. Borrowers or any of them becomes insolvent or bankrupt, or files for bankruptcy, or shall makes an assignment for the benefit of or a composition with creditors, or is unable, or admits in writing its inability, to pay its debts as they mature; or a bankruptcy, reorganization, arrangement, insolvency or similar proceeding for relief of financially distressed debtors is instituted against any Borrower, and is not dismissed on appeal, within sixty (60) days of such institution, or an order for relief is entered in any such involuntary proceeding; or any Borrower petitions for, or there is appointed for a substantial part of the assets or properties of any Borrower, a trustee, receiver or liquidator, or any Borrower takes any action for the purposes of effecting any of the foregoing.

      10.5 False Representations or Warranties. If any representation or warranty of Borrower or any of them contained herein, or in any of the other Credit Documents, or in any financial statement or other document provided to Agent or any Syndication Party in connection with the Loan or pursuant to terms of any Credit Document, proves to have been false or misleading in any material respect when made or furnished.

      10.6 Default Under Other Indebtedness. Any Borrower is in default with respect to any indebtedness for borrowed money, other than the indebtedness of such Borrower under the Credit Documents, in the principal amount of $5,000,000,00 or more incurred, assumed or guaranteed by it which results in the acceleration of such indebtedness or which permits, or with the giving of notice and/or the passage of time would permit, any holder or holders of such indebtedness to accelerate the stated maturity thereof.

      10.7 Judgment. The entry of one or more judgments in an aggregate amount of $5,000,000,00 or greater against Borrowers which is not stayed, discharged or paid within thirty (30) days after entry,

      10.8 Dissolution. The dissolution, liquidation or termination of existence of any Borrower.

      10.9 Change of Control. (a) C, Edward McVaney, Jack L. Thompson and Robert
C. Newman shall cease to beneficially own and control the majority of the shares of common stock of Holding Company, or (b) Holding Company shall cease to beneficially own and control the majority of the shares of common stock of World Solutions and World Source (each of the events set forth in (a) and (b) above, a "Change of Control"),

      10.10 Material Adverse Change. The occurrence of a Material Adverse Effect with respect to any Borrower.

      10.11 Remedies. Upon the occurrence of any Event of Default as defined herein, Agent shall be entitled to exercise (and must exercise if the Required Lenders so direct) the following remedies and all such remedies are deemed to be cumulative and may be exercised individually or in combination as appropriate:
(a) to declare all amounts owing under the Notes and any other Credit Documents to be immediately due and payable in full (provided such declaration shall be deemed to have occurred automatically with respect to any Event of Default under Subsection 10.4 hereof); (b) to pursue all rights and remedies provided for in the Credit Documents, or by any applicable law; (c) whether or not it exercises its rights under clause (a) or (b) in this Subsection 10.11, to cease making Advances or issuing Letters of Credit; and (d) to have a receiver appointed by a court of competent jurisdiction, in order to manage, protect, and preserve the business of Borrowers and to continue the operations of Borrowers. The exercise of any one or more rights or remedies shall not be deemed a waiver of any other rights or remedies.

11.   Agency Agreement

      11.1 Purchase and Sale of Syndication Interest. (a) Each Syndication Party, severally but not jointly, hereby irrevocably agrees to fund its Syndication Share of all Advances from time to time up to the Maturity Date pursuant to the terms and conditions contained herein; provided that no Syndication Party shall be required to fund an Advance in an amount such that the aggregate principal balance owing to such Syndication Party after such funding would be in excess of such Syndication Party's Maximum Syndication Amount. Each Syndication Party's interest in the Advances ("Syndication Interest") hereunder shall be without recourse to Agent or any other Syndication Party and shall not be construed as a loan from any Syndication Party to Agent or any other Syndication Party. Each Syndication Party acknowledges that the Loan is a revolving credit until the Maturity Date, and that, as a result, the amount of its Syndication Interest will fluctuate as Borrowers repay and reborrow amounts under the Loan.

      11.2 Syndication Parties' Obligations to Remit Funds. Each Syndication Party agrees to remit the following amounts at the time and in the manner provided in Section 11.3 hereof:

            11.2.1 The amount of the Advance to be made by Agent to Borrower on the Closing Date multiplied by its Syndication Share ("Initial Payment").

            11.2.2 The Advance Amount as set forth in each Notice of Advance multiplied by its Syndication Share ("Advance Payment") as such Notices of Advance may be sent, in the manner provided in Section 11.3 hereof, from time to time for Advances to be made under the Loan on or prior to the Termination Date, or draws made or to be made on a Letter of Credit on or prior to July 31, 2000,

Provided however, the amount of any Advance Payment which a Syndication Party would otherwise be required to tender hereunder shall be reduced as necessary so that the aggregate principal owing to such Syndication Party at such time (including such Advance Payment) does not exceed that Syndication Party's Maximum Syndication Amount.

      11.3  Notice and Timing of Initial Payment and Each Advance Payment.

            11.3.1 On the date on which Borrowers submit the Advance Request required pursuant to Section 6.1.4 hereof, Agent shall provide each Syndication Party with a notice in substantially the form attached hereto as Exhibit 11.3.1 ("Initial Payment Notice") indicating, among other things, the amount of the Advance to be made by Agent to Borrower on the Closing Date, and the amount of the Syndication Party's Initial Payment. The amount of its Initial Payment shall be remitted by each Syndication Party directly to Agent on the Closing Date,

            11.3.2 Prior to making an Advance to Borrower under the Loan, Agent shall provide each Syndication Party with a notice in substantially the form attached hereto as Exhibit 11.3.2 ("Loan Notice of Advance"), indicating, among other things, the amount ("Loan Advance Amount") and Advance Date of the Advance and the amount of the Syndication Party's Advance Payment, Each Loan Notice of Advance shall be provided to the Syndication Parties on the same Business Day that Agent receives an Advance Request from a Borrower, Each Syndication Party shall remit its Advance Payment directly to Borrower, or, at Agents sole discretion, directly to Agent, on the date specified in the Loan Notice of Advance which shall not be later than the Advance Date ("Syndication Party Loan Payment Date").

            11.3.3 Prior to, or promptly after, honoring a draw under any Letter of Credit, Agent shall provide each Syndication

Party with a notice in substantially the form attached hereto as Exhibit 11.3.3 ("LC Notice of Advance"), indicating, among other things, the amount of the draw, the Letter of Credit number under which the draw is being made, and the amount of the Syndication Party's Advance Payment. (The Loan Notice of Advance and the LC Notice of Advance shall be referred to collectively as "Notice of Advance," and the Loan Advance Amount and the LC Advance Amount shall be referred to collectively as the "Advance Amount".) Each Syndication Party shall remit such payment directly to Agent, on the date specified in the LC Notice of Advance ("Syndication Party LC Payment Date") (the Syndication Party Loan Payment Date and the Syndication Party LC Payment Date shall be referred to collectively as the "Syndication Party Payment Date").

      11.4 Syndication Party's Failure to Remit Funds. If a Syndication Party ("Delinquent Syndication Party") fails to remit its Initial Payment as required in Sections 11.2 and 11.3 hereof, or fails to remit any Advance Payment in full by 11:00 a.m. Pacific time on the Syndication Party Payment Date (the unpaid amount of any such payment being hereinafter referred to as the "Delinquent Amount"), in addition to any other remedies available hereunder, any other Syndication Party or Syndication Parties may, but shall not be obligated to, pay the Delinquent Amount (the Syndication Party or Syndication Parties which advance such Delinquent Amount are referred to as the "Contributing Syndication Parties"), in which case (a) the Delinquent Amount which any Contributing Syndication Party pays shall not count as an Advance Payment against the Maximum Syndication Amount of the Contributing Syndication Party, and (b) the Delinquent Syndication Party shall be obligated to pay to Agent, for the account of the Contributing Syndication Parties, interest on the Delinquent Amount at a rate of interest equal to the rate of interest which Borrowers are obligated to pay on the Delinquent Amount ("Delinquency Interest") until the Delinquent Syndication Party remits the full Delinquent Amount and remits all Delinquency Interest to Agent, which will distribute such payments to the Contributing Syndication Parties (pro rata based on the amount of the Delinquent Amount which each of them (if more than one) paid) on the same Business Day as such payments are received by Agent if received no later than 11:00 a.m. Pacific time or the next Business Day if received by Agent thereafter. In addition, the Contributing Syndication Parties shall be entitled to share, on the same pro rata basis, and Agent shall pay over to them, for application against Delinquency Interest and the Delinquent Amount, the Delinquent Syndication Party's Payment Distribution and any fee distributions made under Section 11.11 hereof until the Delinquent Amount and all Delinquency Interest have been paid in full. In the event no Syndication Party elects to pay the Delinquent Amount with respect to any Advance Amount but Borrowers elect to receive such Advance Amount (less the Delinquent Amount), the proportionate share of Payment Distributions to which the Delinquent

Syndication Party is entitled shall be adjusted to reflect its failure to pay the Delinquent Amount. As between the Delinquent Syndication Party and the Contributing Syndication Parties, the Delinquent Syndication Party's interest in its Note shall be deemed to have been partially assigned to the Contributing Syndication Parties in the amount of the Delinquent Amount and Delinquency Interest owing from time to time.

      11.5 Agency Appointment. Each of the Syndication Parties hereby designates and appoints Wells Fargo to act as Agent to service and collect the Loan and its respective Note and to take such action on behalf of such Syndication Party with respect to the Loan and such Note, and to execute such powers and to perform such duties, as specifically delegated or required herein, as well as to exercise such powers and to perform such duties as are reasonably incident thereto, and to receive and benefit from such fees and indemnifications as are provided for or set forth herein, until such time as a successor is appointed and qualified to act as Agent.

      11.6 Power and Authority of Agent. Without limiting the generality of the power and authority vested in Agent pursuant to Section 11.5 hereof, the power and authority vested in Agent includes, but is not limited to, the following:

            11.6.1 To solicit the advice and assistance of each of the Syndication Parties concerning the administration of the Loan and the exercise by Agent of its various rights, remedies, powers, and discretions with respect thereto.

            11.6.2 To execute, seal, acknowledge, and deliver as Agent, all such instruments as may be appropriate in connection with the administration of the Loan and the exercise by Agent of its various rights with respect thereto.

            11.6.3 To initiate, prosecute, defend, and to participate in, actions and proceedings in its name as Agent for the ratable benefit of the Syndication Parties.

            11.6.4 To retain attorneys, accountants, and other professionals to provide advice and professional services to Agent, with their fees and expenses reimbursable to Agent by Syndication Parties pursuant to Section 11.18 hereof.

            11.6.5 To exercise powers reasonably incident to Agent's discharge of its duties enumerated in Section 11.7 hereof.

            11.6.6 To determine the purposes other than those set forth in
Section 2.2 of this Agreement for which a Letter of Credit may be issued.



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
      11.7 Duties of Agent. The duties of Agent hereunder shall consist of the following:

            11.7.1 To safekeep one original of each of the Loan Documents other than the Notes (which will be in the possession of the Syndication Party named as payee therein).

            11.7.2 To receive and distribute to the Syndication Parties payments made by Borrowers pursuant to the Loan Documents.

            11.7.3 Subject to the provisions of Section 11.9 hereof, to, on behalf of and for the ratable benefit of all Syndication Parties, in accordance with customary banking practices, exercise all rights, remedies, powers, privileges, and discretion to which Agent is entitled to collect amounts owing under the Loan and the Notes.

      11.8 Agent's Resignation or Removal. Agent may resign at any time by giving at least sixty (60) days' prior written notice of its intention to do so to each of the Syndication Parties. After the receipt of such notice, the Syndication Parties holding in the aggregate at least 66 2/3% of the Syndication Shares of the Loan ("Required Lenders") shall appoint a Successor Agent. If no Successor Agent shall have been so appointed and shall have accepted such appointment within forty-five (45) days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $250,000,000. Any Agent may be removed upon the written demand of the Required Lenders, which demand shall also appoint a Successor Agent. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any Agent, the provisions of this Agreement shall continue to inure to the benefit of such Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      11.9 Consent Required for Certain Actions. Agent may not take any of the following actions (nor may the Syndication Parties take the action described in Subsection 11.9.1(c)) without the prior written consent, given after notification by Agent of its intention to take any such action (or notification by such Syndication Parties as are proposing the action described in Subsection 11.9.1(c) of their intention to do so), of Syndication Parties holding in the aggregate, at the time of such notification:

            11.9.1 One hundred percent (100%) of the Syndication Shares before:

                  (a) Agreeing to an increase in the Aggregate Commitment Amount, the Construction Commitment Amount, the LC Commitment Amount or an extension of the Termination Date;

                  (b) Agreeing to a reduction in the amount, or to a delay in the due date, of any payment by Borrowers of interest, principal, or fees; provided, however, this restriction shall not apply to a delay in payment granted by Agent in the ordinary course of administration of the Loan and the exercise of reasonable judgment (so long as such payment delay does not exceed five (5) days); or

                  (c) Reducing the voting rights percentage set forth in this Subsection 11.9.1; or

            11.9.2 Sixty-six and two thirds percent (66 2/3%) before:

                  (a) Agreeing to any action, amendment, or waiver not covered in Subsection 11.9.1;

                  (b)   Agreeing to amend Section 11 of this Agreement; or

                  (c) Determining the purposes other than those set forth in
Section 2.2 of this Agreement for which a Letter of Credit may be issued.

If no written consent or denial is received from a Syndication Party within five
(5) Business Days after written notice of any proposed action as described in this Section is delivered to such Syndication Party by Agent, such Syndication Party shall be conclusively deemed to have consented thereto for the purposes of this Section.

      11.10 Distribution of Principal and Interest. Agent will receive and accept all payments (including prepayments) of principal and interest made by Borrowers on the Loan and the Notes and will hold all such payments in trust for the benefit of all present and future Syndication Parties, in an account segregated from Agent's other funds and accounts ("Payment Account"). After the receipt by Agent of any payment representing interest or principal on the Loan, Agent shall remit to each Syndication Party an amount equal to such payment, multiplied by the Syndication Party's Syndication Share ("Payment Distribution") no later than the same Business Day as such payment is received by Agent if received no later than 11:00 a.m. Pacific time or the next Business Day if received by Agent thereafter. Any Syndication Party's rights to its Payment

Distribution shall be subject to the rights of any Contributing Syndication Parties to such amounts as set forth in Section 11.4 hereof.

      11.11 Distribution of Certain Fees and Amounts. Agent shall (a) receive and hold in trust for the benefit of all present and future Syndication Parties, in the Payment Account and segregated from Agent's other funds and accounts and
(b) shall remit to the Syndication Parties, as indicated, the fees and other amounts described below:

            11.11.1 The quarterly Unused Line Fee paid by Borrowers to Agent in connection with the Loan shall be distributed to Syndication Parties in accordance with their respective Syndication Shares no later than the same Business Day that payment of such fee is received by Agent, if received no later than 11:00 a.m. Pacific time, or the next Business Day if received by Agent thereafter.

            11.11.2 The amount of any Funding Losses paid by Borrowers to Agent in connection with a prepayment of any portion of a Libor Loan shall be distributed to the Syndication Parties in accordance with their respective Syndication Shares no later than the same Business Day that payment of such Funding Losses is received by Agent, if received no later than 11:00 Pacific time, or the next Business Day if received by Agent thereafter.

      11.12 Loan Documents. The Loan Documents (other than the Notes) shall be held by Agent in its name, for the ratable benefit of itself and the other Syndication Parties without preference or priority.

      11.13 Collateral Application. Syndication Parties shall have no interest in any other loans made to Borrowers, or any of them, by any other Syndication Party other than the Loan, or in any property taken as security for any other loan or loans made to Borrowers, or any of them, by any other Syndication Party, or in any property now or hereinafter in the possession or control of any other Syndication Party, which may be or become security for the Loan solely by reason of the provisions of a security instrument that would cause such security instrument and the property covered thereby to secure generally all indebtedness owing to such other Syndication Party. Notwithstanding the foregoing, to the extent such other Syndication Party applies such funds or the proceeds of such property to reduction of the Loan, such other Syndication Party shall share such funds or proceeds with all Syndication Parties according to their respective syndication Shares. In the event that any Syndication Party shall obtain payment, whether partial or full, from any source in respect of the Loan, including without limitation payment by reason of the exercise of a right of offset, banker's lien, general lien, or counterclaim, reducing such Syndication

Party's outstanding balance in the Loan to below its Syndication Share, such Syndication Party will promptly make such adjustments (which may include payment in cash or the purchase of further syndications or participations in the Loan) to the end that such excess payment shall be shared with all other Syndication Parties in accordance with their respective Syndication Shares.

      11.14 Amounts Required to be Returned. If Agent makes any payment to a Syndication Party in anticipation of the receipt of final funds from Borrowers, and such funds are not received from Borrowers, or if excess funds are paid by Agent to any Syndication Party as the result of a miscalculation by Agent, then Syndication Party shall, on demand of Agent, forthwith return to Agent any such amounts, plus interest thereon (from the day such amounts were transferred by Agent to the Syndication Party to, but not including, the day such amounts are returned by Syndication Party) at a rate per annum equal to the Federal Funds Rate in effect on the date of such demand. If Agent is required at any time to return to Borrowers, or any of them, or a trustee, receiver, liquidator, custodian, or similar official any portion of the payments made by Borrowers, or any of them, to Agent, whether pursuant to any bankruptcy or insolvency law or otherwise, then Syndication Party shall, on demand of Agent, forthwith return to Agent any such payments transferred to Syndication Party by Agent but without interest or penalty (unless Agent is required to pay interest or penalty on such amounts to the person recovering such payments).

      11.15 Reports and Information to Syndication Parties. Agent shall use reasonable efforts to provide to Syndication Parties, as soon as practicable after actual knowledge thereof is acquired by an officer thereof primarily responsible for Agent's duties as such with respect to the Loan or primarily responsible for the credit relationship between Wells Fargo and Borrowers: (a) notice of the existence of any Event of Default or Potential Default under the Loan Documents, and (b) any material factual information which has a material adverse effect on the creditworthiness of Borrowers, or any of them and Borrowers hereby authorize such disclosure by Agent to the Syndication Parties. Failure of Agent to provide the information referred to in this Section shall not result in any liability upon, or right to make a claim against, Agent except where a court of competent jurisdiction renders a final non-appealable determination that such failure is a result of the willful misconduct or gross negligence of Agent. Syndication Parties acknowledge and agree that all information and reports received pursuant to this Agreement will be received in confidence in connection with their Syndication Interest, and that such information and reports constitute confidential information and shall not be disclosed to any third party, except pursuant to appropriate legal or regulatory process, (or used by the Syndication Party except in connection with the Loan and its Syndication Interest) without the prior written consent of Agent or Borrowers, as applicable.

      11.16 Standard of Care. Agent shall not be liable to Syndication Parties for any error in judgment or for any action taken or not taken by Agent or its agents, except for its gross negligence or willful misconduct. Subject to the preceding sentence, Agent will exercise the same care in administering the Loan and the Loan Documents as it exercises for similar loans which it holds for its own account and risk, and Agent shall not have any further responsibility to the Syndication Parties. Without limiting the foregoing, Agent may rely on the advice of counsel concerning legal matters and on any written document it believes to be genuine and correct and to have been signed or sent by the proper Person or Persons.

      11.17 No Trust Relationship. Neither the execution of this Agreement, nor the sharing in the Loan, nor the holding of the Loan Documents in its name by Agent, nor the management and administration of the Loan and Loan Documents by Agent (including the obligation to hold certain payments and proceeds in the Payment Account in trust for the Syndication Parties), nor any other right, duty or obligation of Agent under or pursuant to this Agreement is intended to be or create, and none of the foregoing shall be construed to be or create, any express, implied or constructive trust relationship between Agent and any Syndication Party. Each Syndication Party hereby agrees and stipulates that Agent is not acting as trustee for such Syndication Party with respect to the Loan, this Agreement, or any aspect of either, or in any other respect.

      11.18 Sharing of Costs and Expenses. To the extent not paid by Borrowers, each Syndication Party will promptly upon demand reimburse Agent, ratably according to their respective Syndication Shares, for all reasonable costs, disbursements, and expenses incurred by Agent on or after the date of this Agreement for legal, accounting, consulting, and other services rendered to Agent in its role as Agent in the administration of the Loan, interpreting the Credit Documents, and protecting, enforcing, or otherwise exercising any rights, both before and after default by Borrowers, or any of them, under the Credit Documents; provided, however, that the costs and expenses to be shared in accordance with this Section shall not include any costs or expenses incurred by Wells Fargo solely as a Syndication Party in connection with the Loan, nor to Agent's internal costs and expenses.

      11.19 Syndication Parties Indemnification of Agent. Each of the Syndication Parties agree to indemnify Agent, including any Successor Agent, and its directors, officers, employees, agents, professional advisers and representatives ("Indemnified Parties"), (to the extent not reimbursed by Borrowers, and without in any way limiting the obligation of Borrowers to do so), ratably according to their respective Syndication Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loan and/or the expiration or termination of the Syndication Interests or this Agreement) be imposed on, incurred by or asserted against Agent (or any of the Indemnified Parties while acting for Agent or for any Successor Agent) in any way relating to or arising out of this Agreement or the Loan Documents, or the performance of the duties of Agent hereunder or thereunder or any action taken or omitted while acting in the capacity of Agent under or in connection with any of the foregoing; provided that the Syndication Parties shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Indemnified Party to the extent that any of the forgoing result from the gross negligence or willful misconduct of that Indemnified Party as determined by a court of competent jurisdiction. The agreements and obligations in this Section shall survive the payment of the Loan, the Syndication Interests, and the expiration or termination of this Agreement.

      11.20 Books and Records. Agent shall maintain such books of account and records relating to the Loan as it maintains with respect to other loans of similar type and amount, and which shall clearly and accurately reflect the Syndication Interest of each Syndication Party. Syndication Parties, or their agents, may inspect such books of account and records at all reasonable times during Agent's regular business hours,

      11.21 Agent Fee. Wells Fargo shall not be entitled to any fee or compensation other than as expressly provided in the Fee Letter for acting as Agent ("Agent Fee"). In the event the Successor Agent is contractually entitled to an additional fee, each Syndication Party will be responsible for the amount thereof multiplied by their Syndication Share.

      11.22 Representations and Warranties of All Parties. Agent and each Syndication Party represents and warrants that (a) the making and performance of this Agreement is within its power and has been duly authorized by all necessary corporate and other action by it, (b) this Agreement is in compliance with all applicable laws and regulations promulgated under such laws and does not conflict with nor constitute a breach of its charter or by-laws nor any agreements by which it is bound, and does not violate any judgment, decree or governmental or administrative order, rule or regulation applicable to it, (c) no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other

Person is required to be obtained or made by it in connection with the execution, delivery and performance of its duties under this Agreement, and (d) this Agreement has been duly executed by it, and constitutes the legal, valid, and binding obligation of such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity). Each Syndication Party that is a state or national bank represents and warrants that the act of entering into and performing its obligations under this Agreement has been approved by its board of directors or its loan committee and such action was duly noted in the written minutes of the meeting of such board or committee, and that it will furnish Agent with a certified copy of such minutes or an excerpt therefrom reflecting such approval.

      11.23 Representations and Warranties of Wells Fargo. Wells Fargo, in its role as Syndication Party and as Agent, makes no express or implied representation or warranty and assumes no responsibilities with respect to the due authorization, execution, or delivery of the Loan Documents; the accuracy of any information, statements, or certificates provided by Borrowers, or any of them; the legality, validity, or enforceability of the Loan Documents; the filing or recording of any document; the collectibility of the Loan; the performance by any Borrower of any of its obligations under the Loan Documents; or the financial condition or solvency of any Borrower or any other party obligated with respect to the Loan.

      11.24 Syndication Parties' Independent Credit Analysis. Each Syndication Party acknowledges receipt of true and correct copies of all Loan Documents (other than any Note payable to another Syndication Party) from Agent. Each Syndication Party agrees and represents that it has relied upon its independent review (a) of the Loan Documents, and (b) any information independently acquired by such Syndication Party from Borrowers or otherwise in making its decision to acquire an interest in the Loan independently and without reliance on Wells Fargo or Agent. Each Syndication Party represents and warrants that it has obtained such information as it deems necessary (including any information such Syndication Party independently obtained from Borrowers or others) prior to making its decision to acquire an interest in the Loan. Each Syndication Party further agrees and represents that it has made its own independent analysis and appraisal of and investigation into each Borrower's authority, business, operations, financial and other condition, creditworthiness, and ability to perform its obligations under the Loan Documents and has relied on such review in making its decision to acquire an interest in the Loan. Each Syndication Party agrees that it will continue to rely solely upon its independent review of the facts and circumstances related to Borrowers, and without reliance upon Wells Fargo or Agent, in making future decisions with respect to all matters under or in connection with the Loan Documents and its participation in the Loan. Wells Fargo and Agent assume no responsibility for the financial condition of Borrowers or for the performance of each Borrower's obligations under the Loan Documents. Except as otherwise expressly provided herein, neither Wells Fargo nor any other Syndication Party shall have any duty or responsibility to furnish to any other Syndication Parties any credit or other information concerning Borrowers which may come into its possession.

      11.25 No Joint Venture or Partnership. Neither the execution of this Agreement, the sharing in the Loan, nor any agreement to share in payments or losses arising as a result of this transaction is intended to be or to create, and the foregoing shall not be construed to be, any partnership, joint venture or other joint enterprise between Agent and any Syndication Party, nor between any of the Syndication Parties.

      11.26 Purchase for Own Account/Restrictions on Transfer. Each Syndication Party represents that it has acquired and is retaining its Syndication Interest in the Loan for its own account in the ordinary course of its banking or financing business and not with a view toward the sale, distribution, further participation, or transfer thereof. Each Syndication Party agrees that it will not sell, assign, convey or otherwise dispose of ("Transfer"), other than to a commonly-owned affiliate bank, or create or permit to exist any lien or security interest on all or any part of its Syndication Interest in the Loan without the prior written consent of the Required Lenders (which consent will not be unreasonably withheld); provided that (a) any such Transfer (except a Transfer to another Syndication Party) must be in a minimum amount of the lesser of (i) $5,000,000,00 or (ii)the full amount of the Syndication Interest, (b) the transferee must assume all of the transferor's obligations hereunder and execute such documents as Agent may reasonably require, and (c) the Syndication Party making such Transfer must pay Agent an assignment fee of $2,500.00. Any Syndication Party may participate any part of its Syndication Interest in the Loan to any Person, and each Syndication Party understands and agrees that in the event of any such participation, (y) its Syndication Share and Maximum Syndication Amount will not change on account of such participation, (y) the participant will have no rights under this Agreement, including, without limitation, voting rights or the right to receive payments or distributions, and
(z) Agent shall continue to deal directly with the Syndication Party with respect to the Loan and the Syndication Party's Syndication Interest as though no participation had been granted and will not be obligated to deal directly with any participant. Notwithstanding any provision contained herein to the contrary, any Syndication Party may at any time pledge or assign all or any portion of its Syndication Interest to any Federal Reserve Bank in accordance with applicable law.

      11.27 Method of Making Payments. Payment and transfer of all amounts owing or to be paid or remitted hereunder, including, without limitation, payment of the Initial Payment and each Advance Payment by Syndication Parties, and distribution of principal or interest payments or fees or other amounts by Agent, shall be by wire transfer in accordance with the instructions contained on Exhibit 11.27 hereto ("Wire Instructions").

      11.28  Events of Syndication Default/Remedies.

            11.28.1 Any of the following occurrences, failures or acts, with respect to any of the Syndication Parties shall constitute an Event of Syndication Default hereunder by such party: (a) if any representation or warranty made by such party in this Agreement shall be found to have been untrue in any material respect, (b) if such party fails to make any distributions or payments required under this Agreement within five (5) days of the date required, (c) if such party breaches any other covenant, agreement, or provision of this Agreement which breach shall have continued uncured for a period of thirty (30) consecutive days after such breach first occurs, unless a shorter period is required to avoid prejudicing the rights and position of the other Syndication Parties, (d) if any agency having supervisory authority over such party, or any creditors thereof, shall file a petition to reorganize or liquidate such party pursuant to any applicable federal or state law or regulation and such petition shall not be discharged or denied within fifteen
(15) days after the date on which it is filed, (e) if by the order of a court of competent jurisdiction or by any appropriate supervisory agency, a receiver, trustee or liquidator shall be appointed for such party or for all or any material part of its property or if such party shall be declared insolvent, or
(f) if such party shall be dissolved, or shall make an assignment for the benefit of its creditors, or shall file a petition seeking to take advantage of any debtors' act, including the bankruptcy act, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or liquidator of all or any material part of its property.

            11.28.2 Upon the occurrence of an Event of Syndication Default, the non-defaulting parties, acting by, or through the direction of, a majority of the non-defaulting parties, may, in addition to any other remedy specifically set forth in this Agreement, have and exercise any and all remedies available generally at law or equity, including the right to damages and to specific performance.

      11.29 Further Assurances. Agent and each Syndication Party agree to take whatever steps and execute such documents may be reasonable and necessary to implement this Section 11 and to carry out fully the intent thereof.

12.   Miscellaneous Provisions.

      12.1 Definitions. The following terms shall have the definitions set forth below: "Advance" shall mean (a) an advance of funds pursuant to an Advance Request to or for the account of Borrowers or any of them, or (b) payment by Agent of a draw under a Letter of Credit.

      "Advance Date" shall mean the requested disbursement date of the Advance set forth in the applicable Advance Request.

      "Base Libor Rate" shall mean the rate per annum for United States dollar deposits quoted by Wells Fargo California as the Inter-Bank Market Offered Rate determined as of 11:00 a.m. London time 2 Business Days prior to the requested Interest Period Commencement Date set forth in the applicable Libor Rate Request, with the understanding that such rate is quoted by Wells Fargo California for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of an Interest Period for delivery of funds on such date for a period of time approximately equal to the number of days in such Interest Period and in an amount approximately equal to the principal amount of the Libor Loan to which such Interest Period applies. Borrowers understand and agree that Wells Fargo California may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Wells Fargo California in its discretion deems appropriate including, but not limited to, the rated offered for United States dollar deposits on the London Inter-Bank Market.

      "Business Day" shall mean any day (a) other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the State of Colorado, the State of California or the State of Illinois, or
(b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation of or conversion into, or an Interest Period for, a Libor Loan or a notice by a Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

      "Capital Expenditures" shall mean all expenditures paid or incurred, on a consolidated basis for Borrowers and the Subsidiaries, in respect of (a) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, any other fixed assets or leaseholds and (b) to the extent related to and not included in (a) above, materials, contract labor and direct labor, which expenditures have been or should be, in accordance with GAAP, capitalized on the books of any such Borrower, except for (i) the expenditure by Borrowers not to exceed $20,000,000 to purchase the Headquarters Land, and (ii) the expenditure by Borrowers not to exceed $27,000,000 in connection with the construction of the Headquarters Building.

      "Closing Date" shall mean the date on which the initial Advance is made to or on behalf of Borrowers hereunder.

      "Compliance Certificate" shall mean a certificate of the chief financial officer of each Borrower in the form attached hereto as Exhibit 12.1. setting forth in reasonable detail the data and calculations showing compliance with the financial covenants set forth in Section 8.13 hereof.

      "Coverage Ratio" shall mean for any measurement period: (a) for the four most recently completed Fiscal Quarters, the aggregate of the consolidated net income of Borrowers and the Subsidiaries (as determined in accordance with GAAP), plus, on a consolidated basis for Borrowers and the Subsidiaries, depreciation and amortization, plus interest expense; divided by (b) on a consolidated basis for Borrowers and the Subsidiaries, the aggregate of scheduled principal reductions in the following twelve (12) month period, plus interest expense paid in the four most recently completed Fiscal Quarters, plus the current portion of payments on capitalized leases.

      "Current Liabilities" shall mean all of the current liabilities of Borrowers as determined in accordance with GAAP.

      "Default Interest Rate" shall mean a rate of interest equal to 200 basis points plus the greater of (a) the Variable Rate, or (b) the highest Libor Rate being charged on any Libor Loan.

      "Environmental Laws" shall mean the provisions of C,R.S, 25-15-101f C.R.S.
Section 25-5- 502, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, 42 U.S.C. 9601-9657 ("CERCLA") and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901-6987 ("RCRA"), the Hazardous Materials Transportation Act of 1975 ("HMTA"), 49 U.S,C. 1801-1821.

      "Environmental Regulations" shall mean any federal, state or local code, ordinance, regulation, requirement or rule relating to the Environmental Laws or the subject of the Environmental Laws.

      "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the ask rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day. If the day for which the Federal Funds Rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and, if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent.

      "Fee Letter" shall mean the letter dated July 2, 1996 signed by Agent and Borrowers setting forth the amount and terms of payment of certain fees payable by Borrower to Agent in connection with the Loan.

      "Fiscal Quarter" shall mean the three month period commencing as of each November 1, February 1, May 1, and August 1 and ending on the last day of each October, January, April, and July, respectively.

      "Free Cash Flow" shall mean for the four (4) most recent Fiscal Quarters: the aggregate of the consolidated net income of Borrowers and the Subsidiaries (as determined in accordance with GAAP), plus, on a consolidated basis for Borrowers and the subsidiaries, depreciation and amortization, plus interest expense.

      "GAAP" shall mean generally accepted accounting principles in the United States of America, applied consistently, as in effect from time to time. .

      "Hazardous Substances" shall mean dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the Environmental Laws or the Environmental Regulations, and also including urea formaldehyde, polychlorinated biphenyls, asbestos, asbestos-containing materials, nuclear fuel or waste, and petroleum products, or any other waste, material, substances, pollutant or contaminant which would subject an owner of property to any damages, penalties or liabilities under any applicable Environmental Laws or Environmental Regulations.

      "Headquarters Building" shall mean the office building and related facilities to be constructed on the Headquarters Land.

      "Headquarters Land" the real property described on Exhibit 12.1 (a) hereto.

      "Interest Period" shall mean the period of time commencing on a Business Day and continuing for one, two, three or six months, as, designated by Borrowers in accordance with Section 4.2 of this Agreement; provided, however, that no Interest Period shall extend beyond the Maturity Date, and, provided further, that if any Interest Period would otherwise end on a day which is not a Business Day, then such Interest Period shall be extended to the next succeeding Business Day so long as such Business Day does not extend beyond the Maturity Date (except that if such next succeeding Business Day would fall in the next calendar month, such Interest Period shall end on the next preceding Business
Day), and provided further, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

      "Leverage Ratio" shall mean, on a consolidated basis for Borrowers and the Subsidiaries, the ratio of Total Liabilities less unearned revenue and customer deposits, as determined in accordance with GAAP, to Total Net Worth.

      "Libor Loan" shall mean any portion of the Loan bearing interest at the Libor Rate.

      "Loan Period" the period commencing on the Closing Date and ending on the Termination Date.

      "Marketable Securities" shall mean securities that are traded on a public stock exchange.

      "Material Adverse Effect" shall mean (a) a material adverse effect on the financial condition, results of operation, business or property of Borrowers, or any of them, (b) an adverse effect on the ability of Borrowers, or any of them, to perform its or their obligations under the Loan Documents.


      "Maximum Syndication Amount" shall mean:

                  For Wells Fargo           - $ 25,000,000.00
                  For Syndication Party #1  - $ 12,500,000.00
                  For Syndication Party #2  - $ 12,500,000.00

      "Net Trade Receivables" shall mean the net trade receivables of Borrowers as determined in accordance with GAAP.

      "Person" shall mean any individual, corporation, association, partnership, limited liability company, limited liability partnership, trust, organization, government, governmental agency, or other entity.

      "Plans" shall mean the following Borrower Benefit Plans set forth on
Exhibit 7.12: each ESOP, Borrowers' Restricted Stock Grant Plan, Borrowers Stock Option Plans and Borrowers Employee Stock Purchase Plans.

      "Principal Amount" shall mean the outstanding amount of principal under the Notes.


      "Prime Rate" shall mean the rate of interest most recently announced within Well Fargo California as its Prime Rate, with the understanding that Wells Fargo California's Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo California may designate. Each change in the Prime Rate will be effective on the day the change is announced within Wells Fargo California.

      "Quick Ratio" shall mean, on a consolidated basis for Borrowers and the Subsidiaries, the following ratio:

            cash + Marketable Securities + Term Deposits + Net Trade Receivables

      Current Liabilities - current portion of unearned revenues and customer deposits Principal Amount

      "Subsidiary" shall mean any corporation or entity other than a Borrower of which more than 50% of the outstanding capital stock or voting-interests or rights having ordinary voting power to elect a majority of the board of directors or other managers of such entity is at the time directly or indirectly owned by a Borrower or by a Borrower and/or one or more Subsidiaries or the management of which corporation or entity is under control of a Borrower and/or any other Subsidiary, directly or indirectly through one or more Persons and any other Person which, under GAAP, should at any time for financial reporting purposes be consolidated or combined with a Borrower and/or any other Subsidiary.

      "Successor Agent" shall mean such Person as may be appointed as successor to the rights and duties of Agent as provided in Section 11.8 of this Agreement.

      "Syndication Parties" shall mean: Wells Fargo in its role as such, but not in its role as Agent hereunder.

            Syndication Party #1:               Harris Bank
            Syndication Party #2:               Key Bank


      "Syndication Share" shall mean

            For Wells Fargo         -     50%
            (subject to adjustment
            for sale of further
            Syndication Interests)

            For Syndication Party #1 -    25%

            For Syndication Party #2 -    25%

subject to adjustment as provided in Section 11.4 hereof.

      "Term Deposits" shall mean all cash on deposit in banks which cannot be withdrawn on demand.

      "Total Liabilities" shall mean all of the liabilities of Borrowers as determined in accordance with GAAP.

      "Total Net Worth" shall mean all of the assets of Borrowers as-determined in accordance with GAAP, less Total Liabilities.

      "Variable Rate Loan" shall mean any portion of the Loan bearing interest at the Variable Rate.

      The following terms are defined in the Sections of the Agreement referenced below:

      Term                                                  Section
      ----                                                  -------

      "Additional Costs"                                    Section  8.15
      "Administrator"                                       Section  12.10.2
      "Advance Amount"                                      Section  11.3.3
      "Advance Payment"                                     Section  11.2.2
      "Advance Request"                                     Section  6.1.4
      "Agent Fee"                                           Section  11.21
      "Aggregate Commitment Amount"                         Section  2.1
      "Arbitration Panel"                                   Section  12.10.4
      "Authorized Representatives"                          Section  6.1.8
      "Base Rate"                                           Section  4.1
      "Base Rate Margin"                                    Section  4.3
      "Borrower Benefit Plan"                               Section  7.12.1
      "Borrower Pension Plan"                               Section  7.12.2
      "Certificate of Authorized Representatives"           Section  6.1.8
      "Change in Law"                                       Section  4.7.2
      "Change of Control"                                   Section  10.9
      "Closing Date"                                        Section  6.5
      "COBRA"                                               Section  7.12.15

      "Code"                                                Section  7.12.1
      "Construction"                                        Section  2.2
      "Construction Commitment Amount"                      Section  2.2
      "Construction Commitment
            Amount Certification"                           Section  6.1.4
      "Contributing Syndication Parties"                    Section  11.4
      "Credit Documents"                                    Section  10.1
      "Delinquency Interest"                                Section  11.4
      "Delinquent Amount"                                   Section  11.4
      "Delinquent Syndication Party"                        Section  11.4
      "Designating Party"                                   Section  12.9.2
      "Dispute"                                             Section  12.10.1
      "Documents"                                           Section  12.10.1
      "ERISA"                                               Section  7.12.1
      "ESOP"                                                Section  7.12.1
      "ESOP Indebtedness"                                   Section  7.12.16
      "ESOP Repurchase Indebtedness"                        Section  9.8
      "Event of Default"                                    Section  10
      "Funding Losses"                                      Section  5.6
      "Hazardous Substances Claims"                         Section  8.2.13
      "Indemnified Parties"                                 Section  11.19
      "Initial Payment"                                     Section  11.2.1
      "Initial Payment Notice"                              Section  11.3.1
      "Interest Period Commencement Date"                   Section  4.2
      "IRS"                                                 Section  7.12.2
      "LC Advance Amount"                                   Section  11.3.2
      "LC Commitment Amount"                                Section  3.1
      "LC Notice of Advance"                                Section  11.3.3
      "Letter of Credit"                                    Section  3
      "Letter of Credit Fee"                                Section  3.7
      "Letter of Credit Fee Policy"                         Section  3.7
      "Libor Margin"                                        Section  4.3
      "Libor Rate"                                          Section  4.2
      "Libor Rate Request"                                  Section  4.2
      "Loan"                                                Section  2
      "Loan Advance Amount"                                 Section  11.3.2
      "Loan Documents"                                      Section  6.1.3
      "Loan Notice of Advance"                              Section  11.3.2
      "Material Agreement"                                  Section  7.8
      "Maturity Date"                                       Section  5.3
      "Minimum Libor Prepayment"                            Section  5.4.3
      "Minimum Prepayment Requirement"                      Section  5.4.3
      "Minimum Variable Prepayment"                         Section  5.4.3
      "Multiemployer Plan"                                  Section  7.12.1
      "Notes"                                               Section  5.1
      "Notice of Advance"                                   Section  11.3.3
      "Payment Account"                                     Section  11.10
      "Payment Distribution"                                Section  11.10
      "Permitted Encumbrances"                              Section  7.3
      "Permitted Indebtedness"                              Section  9.8
      "Potential Default"                                   Section  6.1.2
      "Premises                                             Section  7.15.1

      "Regulatory Change"                                   Section  8.15
      "Required Lenders"                                    Section  11.8
      "Revolving Loan"                                      Section  2.1
      "SEC"                                                 Section  8.2.12
      "Signing Date"                                        Section  6.5
      "Syndication  Interest"                               Section  11.1
      "Syndication  Party LC Payment Date"                  Section  11.3.3
      "Syndication  Party Loan Payment Date"                Section  11.3.2
      "Syndication  Party Payment Date"                     Section  11.3.3
      "Termination  Date"                                   Section  2.1
      "Three Month  Anniversary Date"                       Section  5.2
      "Transfer"                                            Section  11.26
      "Unused Commitment Fee Reset Date"                    Section  4.9
      "Unused Line Fee"                                     Section  4.9
      "Variable Rate"                                       Section  4.1
      "Wells Fargo California"                              Section  4.1
      "Wire Instructions"                                   Section  11.27

      12.2 No Waiver. No waiver of any Event of Default shall be implied from any omission by Agent or any Syndication Party to take action on account of such default, and no express waiver shall affect any default other than the defaults specified in the waiver and shall be operative only for the time and to the extent therein stated.

      12.3 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to the address set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

            12.3.1      Borrowers:
                        J.D. EDWARDS & COMPANY
                        8055 East Tufts Avenue
                        Suite 1331
                        Denver, Colorado 80237
                        FAX:  (303) 488-1077
                        Attention: Etta West


                        J.D. EDWARDS WORLD SOLUTIONS COMPANY
                        8055 East Tufts Avenue
                        Suite 1331
                        Denver, Colorado 80237
                        FAX:  (303) 488-1077
                        Attention: Etta West

                        J.D. EDWARDS WORLD SOURCE COMPANY
                        8055 East Tufts Avenue
                        Suite 1331
                        Denver, Colorado 80237
                        FAX:  (303) 488-1077
                        Attention: Etta West

            12.3.2      Syndication Parties:

      Wells Fargo:      WELLS FARGO BANK (COLORADO), N.A.
                        633 17th Street
                        Denver, Colorado 80270
                        FAX:  (303) 293-5467
                        Attention: Jack Haye

                        with a copy to:

                    Wells Fargo Bank Corporate Banking Group
                        MAC0101-091
                        420 Montgomery Street
                        San Francisco, CA 94163
                        FAX:  (415) 989-4319
                        Attention:  Barbara Kattman

      Harris:           Harris Trust and Savings Bank
                        111 W. Monroe Street
                        Chicago, IL 60603
                        FAX:  (312) 461-2591
                        Attention:  Emerging Majors West James H. Colley

      Key Bank:         Key Bank of Colorado
                        600 Cherry Street.
                        Denver, Colorado 80222
                        FAX:  (303) 741-3968
                        Attention:  Brendan Lawlor
                        with a copy to:

                        Key Bank
                        Mail Code: WA-31-10-4812
                        700 Fifth Avenue, 48th Floor
                        P.O. Box 90
                        Seattle, WA 98111-0090
                        FAX:  (206) 684-6035
                        Attention:        Barry Booher

            12.3.3      Agent:

      Agent:            WELLS FARGO BANK (COLORADO), N.A.,

                        633 17th Street
                        Denver, Colorado 80270
                        FAX:  (303) 293-5467
                        Attention: Jack Haye

                    Wells Fargo Bank Corporate Banking Group
                        MAC0101-091
                        420 Montgomery Street
                        San Francisco, CA 94163
                        FAX:  (415) 989-4319
                        Attention:  Barbara Kattman

      12.4 Entire Agreement. This Agreement is the entire, final and complete agreement regarding the subject matter hereof between the parties hereto and supersedes and replaces all prior or existing oral or written agreements between them or their representatives relating to the Loan and the Syndication Interests.

      12.5 Colorado Law. This Agreement is being executed in the state of Colorado and is to be governed by and construed in accordance with the laws of said state.

      12.6 Amendment. No amendment to this Agreement shall be effective unless in writing and signed by Borrower and the Required Lenders, except that (a) all Syndication Parties must sign any amendment hereto that would change any provision herein requiring the consent or approval of 100% of the Syndication Parties, and (b) no Syndication Party's Syndication Share or Maximum Syndication Amount may be changed without its written consent.

      12.7 Severability/Titles. In case any one or more of the provisions of any of the Loan Documents shall be held to be invalid, illegal or unenforceable in any respect by any Court or other entity having the authority to do so, the validity of the remaining provisions shall in no way be affected, prejudiced or disturbed. Titles and headings herein are for reference purposes only and do not constitute a part of this Agreement.

      12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

      12.9 Waiver of Jurisdiction, Service of Process, and Jury Trial. Agent, Borrower, and each Syndication Party:

            12.9.1 Irrevocably consents and submits to the nonexclusive jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado and waives any objection based on venue or forum non convenient with respect to any action instituted therein arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above.

            12.9.2 With respect to litigation concerning this Agreement within the jurisdiction of the courts of the State of Colorado or the United States District Court for the District of Colorado, Borrower, each Syndication Party, and Agent, unless they have an office located in Colorado where service of process may be made) ("Designating Party") hereby irrevocably appoints CT Corporation Systems, 1600 Broadway, Denver, Colorado 80202, as its agent to receive for and on its behalf, service of process, which service may be made by mailing a copy of any summons or other legal process to such party in care of such agent. Each Designating Party agrees that it shall maintain a duly appointed agent for service of summons and other legal process as long as it remains obligated under this Agreement and shall keep Agent advised in writing of the identity and location of such agent. The receipt by such agent and/or by such Designating Party of such summons or other legal process in any such litigation shall be deemed personal service and acceptance by such Designating Party for all purposes of such litigation, In the event any Designating Party shall fail to maintain a duly appointed agent for service of summons as required by this Subsection 12.9.2. such Designating Party hereby waives personal service of any and all process upon it and consents that all such service or process may be made by certified mail (return receipt requested) directed to its address set forth in Section 12.3 hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at the option of the party making such service, by service in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the party so served shall appear in answer to such process, failing which such party shall be deemed in default and judgment may be entered against it for the amount of the claim and other relief requested.

            12.9.3 HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE BORROWER, AGENT, AND EACH SYNDICATION PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER, AGENT, OR ANY SYNDICATION PARTY

MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      12.10 Arbitration.


            12.10.1 Binding Arbitration. Upon the demand of Borrower, the Agent, or the Required Lenders (collectively the "parties"), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration clause. A "Dispute" shall include any action, dispute, claim, or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, not existing or hereafter occurring between the parties arising out of, pertaining to or in connection with this Agreement, the Notes, or any related agreements, documents, or instruments (the "Documents"). THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THE DISPUTES MAY BE SUBMITTED TO ARBITRATION RATHER THAN BEING DECIDED THROUGH LITIGATION IN COURT AND THAT ONCE DECIDED BY AN ARBITRATOR THE CLAIMS INVOLVED CANNOT LATER BE BROUGHT, FILED, OR PURSUED IN COURT.

            12.10.2 Governing Rules. Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association ("Administrator") pursuant to the Commercial Arbitration rules of the Administrator, Arbitrations conducted pursuant to the terms hereof shall be governed by the laws of the State of Colorado, including the provisions of CRS 13-22-201 et seq., and CRS 13-21-102(5), Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.SX,
Section 91 or similar governing state law, Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any Dispute.

            12.10.3 No Waiver, Preservation of Remedies, Multiple Parties. No provision of, nor the exercise of any rights under, this Section 12.10 shall limit the right of any party to (1) foreclose against any real or personal property collateral or other security, (2) exercise self-help remedies (including repossession and setoff rights), or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent, and until, such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or dispute related to exercise of any self-help, auxiliary or other exercise of rights under this Subsection 12.10.3 shall be a Dispute hereunder.

            12.10.4 Arbitration Powers and Qualifications; Awards. Arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law. The arbitrator(s) may make an award of attorneys' fees and expenses if permitted by law or the agreement of the parties, All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. Any arbitrator selected to act as the only arbitrator in a Dispute shall be required to be a practicing attorney with not less than 10 years practice in commercial law in the State of Colorado. With respect to a Dispute in which the claim or amounts in controversy do not exceed five hundred thousand dollars ($500,000.00), a single arbitrator shall be chosen and shall resolve the Dispute. In such case the arbitrator shall have authority to render an award up to but not to exceed five hundred thousand dollars ($500,000,00) including all damages of any kind whatsoever, costs, fees and expenses. Submission to a single arbitrator shall be a waiver of the claims of each party to recover more than five hundred thousand dollars ($500,000.00). A Dispute involving claims or amounts in controversy exceeding five hundred thousand dollars ($500,000.00) shall be decided by a majority vote of a panel of three arbitrators ("Arbitration Panel"), An Arbitration Panel shall be composed of one arbitrator who would be qualified to sit as the single arbitrator in a Dispute decided by one arbitrator, one who has at least ten years experience in commercial lending and one who has at least ten years experience in the Borrowers' industry, Arbitrator(s) may, in the exercise of their discretion, at the written request of a party in any Dispute, (1) consolidate in a single proceeding any multiple party claims that are substantially identical and all claims arising out of a single loan or series of loans including claims by or against Borrowers, guarantors, sureties and or owners of collateral if different from the Borrower, and (2) administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrators) shall be empowered to resolve any dispute regarding the terms of this Agreement or the arbitrability of any dispute or any claim that all or any part (including this provision) is void or voidable but shall have no power to change or alter the terms of this Agreement. The award of the arbitrators) shall be in writing and shall specify the factual and legal basis for the award.

            12.10.5 Miscellaneous. To the maximum extent practicable, the Administrator, the arbitrator(s), and the parties shall take any action necessary to require that an arbitration proceeding hereunder be concluded within one-hundred eighty (180) days of the filing of the Dispute with the Administrator. The arbitrators) shall be empowered to impose sanctions for any party's failure to proceed within the times established herein. Arbitration proceedings hereunder shall be conducted in Denver, Colorado, at a location determined by the Administrator, In any such proceeding a party shall state as a counterclaim any claim which arises out of the transaction or occurrence or is in any way related to the Documents which does not require the presence of a third party which could not be joined as a party in the proceeding, The provisions of this arbitration clause shall survive any termination, amendment, or expiration of the Documents and repayment in full of sums owed by Borrower hereunder and under the Notes unless the parties otherwise expressly agree in writing. Each party agrees to keep all disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or as required by applicable law or regulation.

            12.11 Successors and Assigns. Without limiting any prohibition on assignment contained herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.12 Termination and Mutual Release. Upon full payment and satisfaction of the Notes and the obligations contained in this Agreement and the other Loan Documents and after the expiration date of all Letters of Credit issued hereunder, this Agreement, except for any obligations under Sections 3.8, 8.17, 8.18, 11.14 and 11.19, shall terminate and the parties shall, thereupon automatically each be fully, finally, and forever released and discharged from any further claim, liability, or obligation in connection with the Loan.

      12.13 Costs and Expenses. To the extent permitted by law, Borrowers agree to pay to Agent and the Syndication Parties, on demand, all out-of-pocket costs and expenses (a) incurred by Agent in connection with the preparation, negotiation, and execution of the Credit Documents and the transactions contemplated thereby, and (b) incurred by Agent or any Syndication Party (including, without limitation, the reasonable fees and expenses of counsel retained by Agent and the Syndication Parties) in connection with the enforcement or protection of the Syndication Parties' rights under the Credit Documents upon the occurrence of an Event of Default or upon the commencement of an action by any Borrower against Agent or any Syndication Party (except that if the court or the arbitrators), as applicable, make a specific finding that such Borrower(s) have prevailed on all or substantially all of their claims in such action brought by such Borrower(s), such Borrower(s) shall not be obligated to pay the out-of-pocket costs and expenses of Agent and the Syndication Parties in connection with such action), including without limitation collection of the Loan (regardless of whether such enforcement or collection is by court action or otherwise).

      12.14 Replacement Notes. Upon receipt by Borrower of evidence satisfactory to it of (a) the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of such Syndication Party's agreement to indemnify Borrower, and upon surrender and cancellation of such Note, if mutilated, or (b) the assignment of any Syndication Interest or any portion thereof pursuant to this Agreement, then Borrower will pay any unpaid principal and interest (and Funding Losses, if applicable) then or previously due and payable on such Note and will deliver in lieu of such Note a new Note or, in the case of an assignment of a portion of a Syndication Interest, Notes for any remaining balance.

      12.15 Notice to Syndication Parties and Agent. No action shall be commenced by Borrower for any claim against Agent or any Syndication Party on account of any act or failure to act by such Person unless a notice specifically setting forth the claim of Borrower shall have been given to such Person within sixty (60) calendar days after Borrower has knowledge or should reasonably have acquired knowledge of the act or omission which Borrower alleges gave rise to such claim, and failure to give such notice shall constitute a waiver of any such claim.

      12.16 Joint and Several Liability. The liability of the Borrowers hereunder and under the Notes shall be joint and several.

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date set forth above.

                                   BORROWERS:
                                   J.D.  EDWARDS & COMPANY, a Colorado
                                   corporation


                                   By: /s/ Richard E. Allen
                                   Name: Richard E. Allen
                                   Title: Chief Financial Officer

                                   J.D. EDWARDS WORLD SOLUTIONS COMPANY, a
                                   Colorado corporation


                                   By: /s/ Richard E. Allen
                                   Name: Richard E. Allen
                                   Title: Chief Financial Officer


                                   J.D. EDWARDS WORLD SOURCE COMPANY, a
                                   Colorado corporation


                                   By: /s/ Richard E. Allen
                                   Name: Richard E. Allen
                                   Title: Chief Financial Officer


                                   SYNDICATION PARTIES:
                                   --------------------

                                   WELLS FARGO (COLORADO), N.A.

                                   By: _____________________________
                                   Name: _____________________
                                   Title: ____________________


                                   HARRIS TRUST AND SAVINGS BANK


                                   By: _____________________________
                                   Name: _____________________
                                   Title: ____________________

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date set forth above.

                                   BORROWERS:

                                   J.D. EDWARDS & COMPANY, a Colorado
                                   corporation


                                   By: _____________________________
                                   Name:
                                   Title:



                                   J.D. EDWARDS WORLD SOLUTIONS COMPANY, a
                                   Colorado corporation


                                   By: _____________________________
                                   Name:
                                   Title:


                                   J.D. EDWARDS WORLD SOURCE COMPANY, a
                                   Colorado corporation


                                   By: _____________________________
                                   Name:
                                   Title:


                                   SYNDICATION PARTIES:
                                   --------------------

                                   WELLS FARGO (COLORADO), N.A.


                                   By: /s/ Jack Haye
                                   Name: Jack Haye
                                   Title: Vice President



                                   HARRIS TRUST AND SAVINGS BANK


                                   By: _____________________________
                                   Name: _____________________
                                   Title: ____________________

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date set forth above.

                                   BORROWERS:

                                   J.D. EDWARDS & COMPANY, a Colorado
                                   corporation


                                   By: _____________________________
                                   Name:
                                   Title:


                                   J.D. EDWARDS WORLD SOLUTIONS COMPANY, a
                                   Colorado corporation


                                   By: _____________________________
                                   Name:
                                   Title:


                                   J.D. EDWARDS WORLD SOURCE COMPANY, a
                                   Colorado corporation


                                   By: _____________________________
                                   Name:
                                   Title:



                                   SYNDICATION PARTIES:
                                   --------------------

                                   WELLS FARGO (COLORADO), N.A.


                                   By: _____________________________
                                   Name:
                                   Title:


                                   HARRIS TRUST AND SAVINGS BANK


                                   By: /s/ James H. Colby
                                   Name: James H. Colby
                                   Title: Vice President

                                   KEY BANK OF COLORADO



                                   By: /s/ Todd F. Clossin
                                   Name: Todd F. Closin
                                   Title: Executive Vice President




                                   AGENT:
                                   -----

                                   WELLS FARGO BANK (COLORADO), N.A.

                                   By: _____________________________
                                   Name: _____________________
                                   Title: ____________________

                                   KEY BANK OF COLORADO


                                   By: _____________________________
                                   Name: _____________________
                                   Title: ____________________

                                   AGENT:
                                   -----

                                   WELLS FARGO BANK (COLORADO), N.A.

                                   By: /s/ Jack Haye
                                   Name: Jack Haye
                                   Title: Vice President

                                  Exhibit 5. 1
                               to Credit Agreement



                             FORM OF PROMISSORY NOTE

$XXX,000,000                                                Date: August 1, 1996

      Wells Fargo Bank (Colorado), N.A. ("Wells Fargo"), as a Syndication Party and as Agent, the other Syndication Parties and Makers entered into that certain Credit Agreement dated as of August 1, 1996 ("Credit Agreement") pursuant to the terms of which Makers agreed to deliver a series of promissory notes in the aggregate principal amount of $50,000,000.00 payable individually to Wells Fargo and the other Syndication Parties named therein (collectively the "Notes"), Capitalized terms used but not defined herein shall have the meaning set forth in the Credit Agreement if defined therein.


                                  TERMS OF NOTE
                                 --------------

      FOR VALUE RECEIVED, J.D., EDWARDS & COMPANY, a Colorado corporation, J.D., EDWARDS WORLD SOLUTIONS COMPANY, a Colorado corporation, and J.D. EDWARDS WORLD SOURCE COMPANY, a Colorado corporation (collectively, "Makers"), jointly and severally promise to pay to the order of [WELLS FARGO] OR [_____________________________]("Payee") at the office of Wells Fargo at 633
17th Street, Denver, Colorado 80270, or such other place as the Agent shall direct in writing, the principal sum of______________________________Dollars ($XXX,000,000.00) or, if less, the amount outstanding under this Note for Advances pursuant to the Credit Agreement, together with such interest thereon and such fees as are provided for in the Credit Agreement. This Note is issued and delivered to Payee pursuant to the Credit Agreement.

      The unpaid balance of this Note from time to time outstanding shall bear interest at the Variable Rate or the Libor Rate ("Interest Rate"), determined as provided in the Credit Agreement. The Interest Rate shall be converted from an annual rate to a daily rate based on a 360-day year and applied to the actual days elapsed. At maturity, including acceleration of maturity upon Makers, default, the entire amount of unpaid principal and accrued interest shall bear interest at a rate equal to two hundred (200) basis points in excess of the highest applicable Interest Rate then applicable to any of the principal outstanding hereunder, as such Interest Rate may change from time to time ("Default Interest Rate"). Interest on Variable Rate

Loans shall be payable quarterly in arrears no later than the last day of each Fiscal Quarter during the term of this Note, and interest on Libor Loans shall be payable in arrears upon the maturity of the applicable Interest Period; provided, however, that with respect to each Libor Loan where the Interest Period is equal to six months, interest shall also be payable on the Three Month Anniversary Date for such Libor Loan; provided, however that if the Three Month Anniversary Date for such Libor Loan would occur on a day which is not a Business Day, then such Three Month Anniversary Date shall be deemed to be the next succeeding Business Day so long as such Business Day does not extend into the next calendar month, in which case such Three Month Anniversary Date shall be deemed to be the next preceding Business Day. If there shall occur an Event of Default or a Potential Default, at the option of Agent, interest shall be payable upon Agents demand. Payment in full of the entire outstanding principal balance on this Note, together with accrued interest thereon, shall be due and payable on the earlier of (a) July 31, 1999 ("Termination Date"), or (b) such earlier date on which the Loan becomes due and payable as a result of acceleration of the payment of the Note on account of the occurrence of an Event of Default ("Maturity Date"). If the due date for any payment of principal or interest under this Note shall fall on other than a Business Day, such payment shall be due on the next day which is a Business Day, Payments received after 11:00 a.m. Pacific time on any Business Day will be deemed received on the next succeeding Business Day.

      This Note has been issued by Makers to Payee pursuant to the Credit Agreement and reference is made thereto for specific terms and conditions under which this Note is made and to which this Note is subject.

      The indebtedness evidenced by this Note may be repaid and reborrowed prior to the Termination Date in accordance with, and subject to the limitations of,
Section 2.1 of the Credit Agreement. This Note is subject to voluntary and mandatory prepayments ("Prepayments") as set forth in Sections 5.4 and 5.5 of the Credit Agreement; provided that Makers shall be required to pay any Funding Losses owing on account of any such Prepayment, Principal may be reborrowed up to the Termination Date subject to the conditions set forth in the Credit Agreement. Upon the occurrence of an Event of Default, Makers agree that Agent shall have all rights and remedies set forth in the Credit Agreement, including without limitation the rights of acceleration set forth in Section 10.11 of the Credit Agreement, In addition, Agent shall have the right to recover all costs of collection and enforcement of this Note as provided in Section 12.13 of the Credit Agreement.

      Makers and any endorser, guarantor, surety or assignor hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, impairment of collateral or of extension of time at or after maturity for the payment of this Note.

      This Note shall be governed in all respects by the law of the State of Colorado.



                                     Makers:

                                          J.D. EDWARDS & COMPANY,
                                          a Colorado corporation


                                          By: _______________________
                                          Name: Richard E. Allen
                                          Title:      Chief Financial Officer


                                          J.D. EDWARDS WORLD SOLUTIONS
                                          COMPANY, a Colorado corporation


                                          By: __________________________
                                          Name: Richard E, Allen
                                          Title:      Chief Financial Officer


                                          J.D. EDWARDS WORLD SOURCE
                                          COMPANY, a Colorado corporation


                                          By: ___________________________
                                          Name: Richard E. Allen
                                          Title:      Chief Financial Officer

                                  Exhibit 6.1.4
                               to Credit Agreement


                                     FORM OF
                                 ADVANCE REQUEST
                                 ---------------


WELLS FARGO BANK (COLORADO), N.A.
633 17th Street
Denver, Colorado 80270


      Reference is made to that certain Credit Agreement dated as of August 1, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement") among J.D. Edwards & Company, J.D. Edwards World Solutions Company and J.D. Edwards World Source Company (each, a "Borrower" and, collectively, "Borrowers"), Wells Fargo Bank (Colorado), N.A. ("Wells Fargo"), Harris Trust and Savings Bank ("Harris Bank"), and Key Bank of Colorado ("Key Bank") (Wells Fargo, Harris Bank, Key Bank and any future Syndication Parties under the Credit Agreement shall be collectively referred to herein as, the "Lenders"), and Wells Fargo, as agent for the Lenders (in such capacity, "Agent"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement if defined therein.

        1. Pursuant to the Credit Agreement, Borrower hereby requests an Advance upon the following terms:

            (a)   The principal amount of the requested Advance is $___________.

            (b)   The date of the requested Advance is to be ______, 199___.

            (c) The aggregate amount of the Advance for which a Variable Rate interest selection is made is $_________.

            (d) The aggregate amount of the Advance for which a Libor Rate interest selection is made, and each requested Interest Period, are:

                  Amount                  Interest Period
                  ------                  ---------------
            $_____________                   _______  months
            $_____________                   _______  months

      2. Borrower hereby certifies to Agent and the Lenders that, on the date of this Advance Request and after giving effect to the requested Advance (including the use of the proceeds thereof):

July 26, 1996
Page 2






            (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made on such date;

            (b)   No Event of Default or Potential Default has occurred;

            (c)   Each of the Loan Documents remains in full force and effect;

            (d) No material adverse change has occurred in the condition, operations, or prospects of any Borrower; and

            (e) After giving effect to the Advance requested in this Advance Request, the amount of the Loan used by any Borrower to fund the Construction does not exceed the Construction Commitment Amount.

      IN WITNESS WHEREOF, the undersigned is an Authorized Representative of the Borrower executing this Advance Request and has caused this Advance Request to be duly executed on behalf of such Borrower as of ________________, 199____.



                                          -----------------------

                                          By: ___________________

                                          Title: ________________

                                   Exhibit 7.3
                               to Credit Agreement


                     PERMITTED ENCUMBRANCES AND CONDITIONS OF ASSETS



Each Borrower has good and marketable title to all of its properties and assets, free and clear of all liens, pledges, security interests, restrictions, encumbrances and defects in title, except (a) real property liens related to the Headquarters Building which are attached hereto, and (b) as otherwise permitted under the Credit Agreement.

                            Attachment to Exhibit 7.3
                               to Credit Agreement



1. EASEMENT AND RIGHT OF WAY FOR COMMUNICATION FACILITIES AS GRANTED TO THE MOUNTAIN STATES TELEPHONE AND TELEGRAPH COMPANY BY DENVER TECHNOLOGICAL CENTER, INC., IN INSTRUMENT RECORDED JUNE 11, 1975 IN BOOK 1060 AT PAGE 183.

      (AFFECTS PARCELS A-1 AND A-5-B)

2. RESERVATIONS MADE BY THE UNION PACIFIC RAILWAY COMPANY IN DEED RECORDED APRIL 3, 1896 IN BOOK 1122 AT PAGE 78, OLD ARAPAHOE COUNTY RECORDS.

      THE ABOVE MINERAL RESERVATION WAS LATER LIMITED BY THE UNION PACIFIC RAILROAD COMPANY, SUCCESSOR TO THE UNION PACIFIC RAILWAY COMPANY IN WHICH SAID DAMAGE THE SURFACE OF THE LAND SO RELINQUISHMENTS WERE EXECUTED: a) AS EVIDENCED BY INSTRUMENT RECORDED JANUARY 5, 1960 IN BOOK 1169 AT PAGE 403 (ARAPAHOE COUNTY RECORDS):

      b) AS EVIDENCED BY INSTRUMENT RECORDED JUNE 6, 1969 IN BOOK 1816 AT PAGE 4 (ARAPAHOE COUNTY RECORDS) :

      c) AS EVIDENCED BY INSTRUMENT RECORDED DECEMBER 31, 1962 IN BOOK 9973 AT PAGE 514.

      (AFFECTS ALL THAT PORTION OF SUBJECT PROPERTY LYING IN SECTION 9)

3. RIGHT OF WAY FOR DITCHES OR CANALS CONSTRUCTED BY THE AUTHORITY OF THE UNITED STATES, AS RESERVED IN UNITED STATES PATENT RECORDED JANUARY 26, 1891 IN BOOK 647 AT PAGE 632. (AFFECTS THAT PORTION OF PARCELS A-1, A-2 AND A-3 LYING IN SECTION 8)

4. RIGHT OF WAY TO AMERICAN TELEPHONE AND TELEGRAPH COMPANY AS CONTAINED IN INSTRUMENT RECORDED JULY 19, 1950 IN BOOK 683 AT PAGE 502. (AFFECTS PARCELS A-1, A-3 AND A-5-3)

5. UTILITY EASEMENT AS GRANTED TO AMERICAN TELEPHONE AND TELEGRAPH COMPANY IN INSTRUMENT RECORDED JULY 19, 1950, IN BOOK 683 AT PAGE 496 (ARAPAHOE COUNTY RECORDS) (AFFECTS PARCELS A-2 AND A-3).

6. EACH AND EVERY RIGHT OR RIGHTS OF ACCESS TO AND FROM ANY PART OF THE RIGHT OF WAY, FROM AND TO ANY PART OF THE SUBJECT PROPERTY ABUTTING UPON HIGHWAYS, AS GRANTED TO THE DEPARTMENT OF HIGHWAYS, STATE OF COLORADO, BY THE FOLLOWING INSTRUMENTS: a) DEED RECORDED NOVEMBER 29, 1973 IN BOOK 801 AT PAGE 664 (RECORDED MARCH 23, 1971 IN BOOK 1915 AT PAGE 406 OF ARAPAHOE COUNTY RECORDS); b) DEED RECORDED JULY l2,1974 IN BOOK 911 AT PAGE 622; c) DEED RECORDED JANUARY 21, 1975 IN BOOK 1001 AT PAGE 252.



7. RESTRICTIONS WHICH DO NOT CONTAIN A FORFEITURE OR REVERTER CLAUSE, BUT OMITTING RESTRICTIONS, IF ANY, BASED ON RACE, RELIGION, COLOR OR NATIONAL ORIGIN AS CONTAINED IN INSTRUMENT RECORDED JULY 13, 1976 IN BOOK 1982 AT PAGE 381 AS AMENDED AND RESTATED BY INSTRUMENT RECORDED MARCH 15, 1982 IN BOOK 2550 AT PAGE 82.

8. EASEMENT AND RIGHT OF WAY FOR UTILITY LINES AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO BY D.T.C. ASSOCIATES IN THE INSTRUMENT RECORDED JUNE 8, 1982 IN BOOK 2597 AT PACE 676.

      (AFFECTS PARCELS A-1 AND A-6)

                            Attachment to Exhibit 7.3
                               to Credit Agreement



9. COVENANTS, CONDITIONS AND RESTRICTIONS, WHICH DO NOT CONTAIN A FORFEITURE OR REVERTER CLAUSE, BUT OMITTING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN AS CONTAINED IN INSTRUMENT RECORDED MARCH 30, 1978 IN BOOK 1529 AT PAGE 401 AND RE-RECORDED MAY 30, 1978 IN BOOK 1573 AT PAGE 108.

     THE TERM OF THIS RESTRICTION IS FOR THE PERIOD DESCRIBED IN LEASE AGREEMENT SHORT FORM OF LEASE RECORDED MARCH 22, 1977 IN BOOK 1407 AT PAGE 253, SAID DOCUMENT DISCLOSES A TERM OF 75 YEARS COMMENCING ON JANUARY 1, 1977, (AFFECTS PARCELS A-2, A-5-3 AND A-6)

10. UTILITY EASEMENT OVER A PORTION OF SUBJECT PROPERTY AS GRANTED BY DTC SHOPPING CENTER TO PUBLIC SERVICE COMPANY OF COLORADO BY INSTRUMENT RECORDED FEBRUARY 1, 1982 IN BOOK 2527 A7 PAGE 513.

     CORRECTION THERETO RECORDED JULY 20, 1989 UNDER RECEPTION NO. 065750. (AFFECTS PARCEL A-1)

11. UTILITY EASEMENT GRANTED BY DTC SHOPPING CENTER, A COLORADO GENERAL PARTNERSHIP TO PUBLIC SERVICE COMPANY OF COLORADO BY INSTRUMENT RECORDED FEBRUARY 1, 1982 IN BOOK 3527 AT PAGE 516. (AFFECTS PARCELS A-1 AND A-4)

12. EASEMENT AND RIGHT OF WAY FOR PIPELINES PURPOSES GRANTED TO CITY AND COUNTY OF DENVER, ACTING BY AND THROUGH ITS BOARD OF WATER COMMISSIONERS BY DTC SHOPPING CENTER, A COLORADO GENERAL PARTNERSHIP BY INSTRUMENT RECORDED APRIL 2, 1984 IN BOOK 3059 AT PAGE 423. (AFFECTS PARCEL A-1)

13. EASEMENT AND RIGHT OF WAY FOR ACCESS PURPOSES GRANTED TO DTC HOTEL LTD., A TEXAS LIMITED PARTNERSHIP BY DTC SHOPPING CENTER, A COLORADO GENERAL PARTNERSHIP AND DENVER TECH CENTER ASSOCIATES, A COLORADO GENERAL PARTNERSHIP BY INSTRUMENT RECORDED JUNE 20, 1984 IN BOOK 3128 AT PAGE 98. (AFFECTS PARCELS A-1 AND A-6)

14. EASEMENT AND RIGHT OF WAY FOR EMERGENCY FIRE AND PEDESTRIAN PURPOSES GRANTED IN INSTRUMENT BY AND BETWEEN DTC SHOPPING CENTER, A COLORADO GENERAL PARTNERSHIP AND DTC HOTEL, LTD., A TEXAS LIMITED PARTNERSHIP RECORDED JUNE 20, 1984 IN BOOK 3128 AT PAGE 104. (AFFECTS PARCEL A-1)

15. TERMS, AGREEMENTS, PROVISIONS, CONDITIONS AND OBLIGATIONS AS CONTAINED IN DETENTION POND EASEMENT AGREEMENT BY AND AMONG DTC SH0PPING CENTER, DENVER TECH CENTER ASSOCIATES AND BILL L. WALTERS, RECORDED JULY 2, 1981 IN B00K 2404 AT PAGE 432 FOR THE BENEFIT OF SUBJECT PROPERTY.

     AMENDMENT THERETO RECORDED FEBRUARY 3, 1988 UNDER RECEPTION NO. 232730.

     (AFFECTS PARCELS A-1. A-2, A-3, A-5-3 AND A-6).

16. RIGHT OF WAY AS GRANTED TO THE MOUNTAIN STATES TELEPHONE AND TELEGRAPH COMPANY IN INSTRUMENT RECORDED APRIL 30, l985 UNDER RECEPTION NO. 008260 AND JUNE 11, 1985 UNDER RECEPTION NO. 025637. (AFFECTS PARCEL A-1)

17. UTILITY EASEMENT AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO IN INSTRUMENT RECORDED JUNE 17, 1985, UNDER RECEPTION NO. 027882.

     (AFFECTS PARCEL A-1)

18. TERMS, CONDITIONS AND PROVISIONS OF EASEMENT AGREEMENT RECORDED DECEMBER 31, 1985 AT RECEPTION NO. 010768 (AFFECTS PARCEL A-1).

                            Attachment to Exhibit 7.3
                               to Credit Agreement


19 TERMS, CONDITIONS AND PROVISIONS OF EASEMENT AGREEMENT RECORDED DECEMBER 31, 1985 AT RECEPTION NO. 010769 (AFFECTS PARCEL A-1)

20. UTILITY EASEMENT AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO IN INSTRUMENT RECORDED JANUARY 27, 1986, UNDER RECEPTION NO. 021015 (AFFECTS PARCEL A-3).

21. TERMS, CONDITIONS AND PROVISIONS OF EASEMENT AGREEMENT RECORDED March 17, 1987 AT RECEPTION NO. 105026 (AFFECTS PARCEL A-1).

22. COSTS AND ASSESSMENTS FOR THE BENEFIT OF SUBJECT PROPERTY AS SET FORTH IN ORDINANCE NO. 239, SERIES OF 1990 CREATING A BUSINESS IMPROVEMENT DISTRICT RECORDED MAY 7, 1990 UNDER RECEPTION NO. 039892. (AFFECTS ALL PARCELS)

23. TERMS, CONDITIONS AND PROVISIONS OF ACCESS EASEMENT RECORDED February 19, 1986 AT RECEPTION NO. 030288

     SUBORDINATION THERETO RECORDED JULY 10, 1986 UNDER RECEPTION N0. 093334. (AFFECTS PARCEL A-1).

24. UTILITY EASEMENT AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO IN INSTRUMENT RECORDED June 17, 1985, UNDER RECEPTION NO. 27877.

25. TERMS, CONDITIONS AND PROVISIONS OF ACCESS EASEMENT AGREEMENT RECORDED December 15, 1992 AT RECEPTION NO. 0149017.

26. UTILITY EASEMENT AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO IN INSTRUMENT RECORDED June 23, 1994, UNDER RECEPTION NO. 9400101665.

27. UTILITY EASEMENT AS GRANTED TO PUBLIC SERVICE COMPANY OF COLORADO IN INSTRUMENT RECORDED March 21, 1995, UNDER RECEPTION NO. 9500031922.

28. STORM SEWER, GAS AND ELECTRIC LINES, TELEPHONE LINES NOT WITHIN AN EASEMENT AS EVIDENCED BY VARIOUS ENTRIES ON SURVEY BY CREIGHTON R. MOORE DATED AUGUST 15, 1995, REVISED SEPTEMBER 13, 1995, NOVEMBER 8, 1995, NOVEMBER 12, 1995 AND NOVEMBER 14, 1995 JOB NO. 58-95

     THE FOLLOWING LEASES AND TENANCIES:

     LICENSE AGREEMENT EXECUTED FEBRUARY 12, 1986 BETWEEN DTC EAST LAND VENTURE AND GOLDSMITH METROPOLITAN DISTRICT

     PARKING LICENSE AGREEMENT DATED OCTOBER 3, 1988 BETWEEN DTC EAST LAND VENTURE AND MOUNTAIN VIEW ASSOCIATES, LTD.

                                   Exhibit 7.4
                               to Credit Agreement

                                   LITIGATION

J.D. EDWARDS & COMPANY V. RANDY PODANY AND MERCER MANAGEMENT CONSULTING, U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, CASE NO. 94-C-04865.

J.D. Edwards filed its Complaint in the referenced lawsuit in August 1994. J.D. Edwards seeks recovery from Podany and Mercer for their interference with contracts and prospective business advantage in connection with the failure of SNE to make its payments due on license, service and maintenance agreements. J.D. Edwards filed an action in arbitration against SNE under the rules of the American Arbitration Association and successfully recovered approximately $890,000 from SNE. Podany and Mercer were consultants hired by SNE who convinced SNE not to pay J.D. Edwards monies owed pursuant to contract. J.D. Edwards will pursue this case vigorously.

This matter has been scheduled for trial on January 15, 1997.

SSA (CHINA) LIMITED V. J.D. EDWARDS, ET AL, THE SECOND INTERMEDIATE COURT, BEIJING, PEOPLES REPUBLIC OF CHINA.

SSA (China) Limited, a subsidiary of Systems Software Associates a Chicago based competitor of J.D. Edwards, filed suit in Beijing, China against "J.D. Edwards" (the correct name of the J. D. Edwards' Wholly-Owned Foreign Entity in China is J.D. Edwards Shanghai Co., Ltd.) and three employees of J.D. Edwards China, who were former employees of various SSA entities. SSA claims that the hiring of the former SSA employees constitutes unfair competition causing it to "suffer in its trade reputation and economic losses." SSA seeks recovery from J.D. Edwards and the individual employee defendants of 1,500,000 RMB (approximately US $180,000), the payment of the Plaintiff s solicitors' fees and court costs, and the termination of the three individual defendant employees. Settlement discussions are currently proceeding between the parties.


J.D. EDWARDS & COMPANY V. MODEL IMPERIAL SUPPLY CO., INC., AMERICAN ARBITRATION ASSOCIATION, CASE NO. 77-117-0096-96.


J.D Edwards submitted its Demand For Arbitration on April 22, 1996. The dispute arises out of Model Imperial failure to pay J-D. Edwards for software it licensed and for related services and Updates. J D. Edwards claims that Model Imperial breached the Software License Agreement, the Software Services Agreement and the Software Updates Agreement. J.D. Edwards alleges Model Imperial induced J.D. Edwards to enter into the three agreements by fraud and misrepresentation. J.D. Edwards seeks $438,975.00 plus other damages to be proven, costs, attorneys' fees and interest. J.D. Edwards has been informed that Model Imperial has filed for protection under Chapter 11 of the Bankruptcy Act, but has not yet received confirmation officially of that fact. The arbitrators to hear the dispute has been selected, subject to the impact of the bankruptcy filing, and the hearing is scheduled for September 4, 1996.

                                   Exhibit 7.8
                               To Credit Agreement

                           LIST OF MATERIAL AGREEMENTS

REAL ESTATE LEASES

Location                  Owner/Lessor             Expiration              Remaining
---------                 ------------             ----------              ---------
                                                   Date                    Est.Rent as
                                                   ----                    ----------
                                                                           of August
                                                                           ----------
                                                                              1996
                                                                           -----

Stanford Place I          Public Employees'        September 30, 1998,     $6,789,156
8055 E. Tufts Avenue      Retirement Association   with the exception
Denver, Colorado 80237    of Colorado              of three floors that
                                                   will extend until 2001


Denver Corporate Center III Equity Office          June 30, 1997           $1,425,495
7900 E. Union Avenue      Properties, L.L.C.
Denver, Colorado 80237

Denver Corporate Center III Equity Office          September 29, 2000      $2,631,524
7900 E. Union Avenue      Properties, L.L.C.
Denver, Colorado 80237
(Sublease)


Comerica Bank Building    Two Town Center          December 6, 2000        $2,862,667
611 Anton Boulevard       Associates
Suke 300
Costa Mesa, CA 92626


Oak Brook International   American National Bank & December 31, 1999       $2,470,340
Center                    Trust Company of Chicago,
2907 Butterfield Road     as Trustee
Oak Brook, IL 60521


Riverwood 100            Cheval Limited Partnership  February 29, 2000        $2,520,758
3350 Cumberland Circle, NW
Suite 600
Atlanta, GA 30339

                                  Exhibit 7. 8
                               To Credit Agreement


Real Estate             Owner/Lessor                  Expiration          Remaining
-----------             ------------                  ----------          ---------
Location                                              Date                Est.Rent as
---------                                             ----                -----------
                                                                          of August
                                                                          ---------
                                                                              1996
                                                                              ----

Merritview              Fairfield Merritt View        October 31, 2005    $4,752,641
383 Main Avenue,        7th Floor Limited Partnership
Norwalk, CT 06851


Stokenchurch House      Umberslade Securities         June 1995/15 years  $8,697,917
Oxford Road             Limited
Stokenchurch,
Buckinghamshire


Vendor Contracts
----------------

Name                         Execution Date/Term            Type of Service
----                         -------------------            ---------------
ICG Access Services, Inc.    July 19, 1995/5 years          Telecommunications

MCI                          January 4, 1995/3 years        Telecommunications/
                                                            Concert Virtual Network
                                                            Services

MCI                          August 11, 1993/6 years        Telecommunications/
                                                            Interstate and
                                                            International
                                                            Services

US West Communications       January 30, 1996/3 years       Telecommunications/
                                                            Fiber Optics

IBM                          October 25, 1995 to            Equipment and Program
                             April 30, 1997                 Loan

IBM                          May 7, 1992                    Developer Discount

IBM                          May 7, 1992 to                 Software Vendor Loan
                             April 30,1997

                                   Exhibit 7.8
                               To Credit Agreement

VENDOR CONTRACTS
-----------------

Name                      Execution Date/Term               Type of Service
----                      ------------------                ----------------
Sun Microsystems Computer May 7, 1992/2 years               Software
Corporation

IBM                       June 28, 1996/varying             International Leasing and
                          term depending upon               Financing the
                          Transaction Documents

IBM Credit Corporation  August 4, 1988/ terminated          Equipment Lease
                        upon one month's written
                        notice

                                  Exhibit 7.12
                               to Credit Agreement


                             EMPLOYEE BENEFIT PLANS

Cafeteria Plan - Health, Dental, Vision, etc.

Retirement Savings Plan - 401 (k)

Employee Stock Ownership Plan - ESOP

Employee Stock Purchase Plan - 1983 Plan

Employee Stock Purchase Plan - 1984 Plan

Incentive Stock Option Plan - ISO

Nonqualified Stock Option Plan - NSO

Restricted Stock Grant Plan

                                  Exhibit 7.13
                               to Credit Agreement


                           CAPITALIZATION OF BORROWERS

                             J.D. Edwards & Company
                                Company Ownership
                               As of June 30, 1996


J.D. Edwards & Company's capitalization, expressed both in terms of total number of shares and percentages, is provided herein as of June 30, 1996.

All issued and outstanding shares of capital stock of each Borrower are classified Common shares of stock


J.D. EDWARDS & COMPANY

                                                  Common Stock
                                    Number of Shares          Percentage
C. Edwards McVaney*                 554,455                      49%
Jack L. Thompson*                   191,783                      17%
Robert C. Newman*                   161,129                      14%
                                    --------------------------------
Subtotal:                           907,367                      80%

ESOP                                124,636                      11%
Individual Employees / Others        97,140                       9%
                                    --------------------------------

TOTAL                               1,129,143                    100%
                                    ---------------------------------

* Owned or Controlled


J.D. Edwards & Company, parent company, owns 100% of J.D. Edwards World Solutions Company and J.D. Edwards World Source Company.

J.D. EDWARDS WORLD SOLUTIONS COMPANY       100                  100%
J.D. EDWARDS WORLD SOURCE COMPANY          100                  100%

                                  Exhibit 7.14
                               to Credit Agreement


                       J.D. EDWARDS & COMPANY SUBSIDIARIES


Subsidiary Name                        Shares         %      Owned
                                       Owned
J.D. Edwards World Solutions Company   100            100%
J.D. Edwards World Source Company      100            100%
J.D. Edwards Brasil Limitada           17,971,201     100%*


*1 SHARE OWNED BY J.D. EDWARDS EUROPE N.V./S.A.


                    J.D. EDWARDS WORLD SOLUTION SUBSIDIARIES
                    -----------------------------------------

Subsidiary Name                        Shares         Percentage
                                       Owned          of
                                                      Ownership
J.D. Edwards Europe N.V./S.A.          100            100%
J.D. Edwards Deutschland GmbH          100            100%
Nippon J.D. Edwards*                   8              100%
J.D. Edwards (U.K.) Ltd.               2,000,000      100%
J.D. Edwards (Hong Kong) Limited**     100            100%
AD. Edwards & CM. Foreign Sales, Inc.  1,000          100%
J.D. Edwards Shanghai Co., Ltd.        1              100%
ID. Edwards Italia S.p.A.              2              100%
J.D. Edwards France SA                 1,000          100%


* Name changed from J.D. Edwards Japan, K.K.
** Formedy Laney Park Limited.  Name change effective July 19, 1994.


Canada, Netherlands and Mexico are currently in the process of incorporation.

                                  Exhibit 7.15
                               to Credit Agreement


                              ENVIRONMENTAL MATTERS



None.

                                  Exhibit 7.16
                               to Credit Agreement


                              INTELLECTUAL PROPERTY


None.

                                 Exhibit 9.11.1
                               to Credit Agreement


                                INVESTMENT POLICY



                            For US Dollar Investments
                           --------------------------


1. Marketable securities issued by or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America;

2. Marketable direct obligations issued by any state of the United States of America or by any political subdivision of any such state or by any public instrumentality of such state provided such obligations have been rated "A" or better by either Moody's Investor's Service, Inc. or Standard & Poor's Corporation;

3. Marketable Preferred Shares issued by any US or foreign corporation provided such shares have been rated "A" or better by either Moody's Investor's Service, Inc. or Standard & Poor's Corporation;

4. Certificates of Deposit or Repurchase Agreements issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia provided the bank has unimpaired Capital and surplus of not less than $250 million;

5. Eurodollar time deposits purchased directly from any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia provided the bank has unimpaired Capital and surplus of not less than $250 million;

and subject to both of the following limitations:

o The maximum permitted maturity for any investment shall be one year from the date of acquisition of the investment;

o and, the Company's investment in any single issue shall not exceed 10% of the total outstandings of that issue.

                          For Non US Dollar Investments
                          -----------------------------


1. Marketable securities issued by the governments of the OECD countries provided such securities have been rated as A-1/P-1.

2. Certificates of Deposit, time deposits or Bankers' Acceptances issued by any commercial bank whose short-term debt shall have been rated A-1/P-1.

and subject to both of the following limitations:

o The maximum permitted maturity for any investment shall be six months from the date of acquisition of the investment;

o and, the Company's investment in any single issue shall not exceed 10% of the total outstandings of that issue.

                                 Exhibit 9.11.2
                               to Credit Agreement

                              EXISTING INVESTMENTS


J.D. Edwards New Zealand Limited - Investment value of $150,000

System Software Associates Inc. - One share of Common Stock

American Software, Inc. - One share of Common Stock

Tri-R Systems Corporation - 250 shares of Preferred Stock

                                 Exhibit 11.3.1
                               to Credit Agreement

                         Form of Initial Payment Notice
                         -------------------------------

                                WELLS FARGO BANK
                                201 THIRD STREET
                             SAN FRANCISCO, CA 94103


[DATE OF NOTICE]

WELLS FARGO BANK
201 THIRD STREET
EIGHTH FLOOR
SAN FRANCISCO, CA 94103

ATTENTION:  [INSERT WELLS FARGO OPERATIONAL CONTACT]

RE:   J.D. EDWARDS & COMPANY
      J.D. EDWARDS WORLD SOLUTIONS COMPANY
      J.D. EDWARDS WORLD SOURCE COMPANY
      CREDIT AGREEMENT DATED 08/01/96

TRANSACTION: ADVANCE ON [VARIABLE RATE] [LIBOR] LOAN

A BORROWER HAS NOTIFIED US OF THE FOLLOWING ADVANCE

      [VARIABLE RATE] [LIBOR] LOAN        :  $ [AMOUNT OF ADVANCE]
      VALUE DATE                          :         [     ]
      YOUR SHARE                          :  $ [     ]

PLEASE WIRE THE FUNDS TO

                        WELLS FARGO BANK, N.A.
                  BNF=SYNDIC=WFBCORP JD EDWARDS\AC 4518-151576
                        OBI=J.D.EDWARDS & COMPANY

NEXT INTEREST PAYMENT DATE                : [DATE]
CURRENT APPLICABLE RATE                   : [RATE]


REGARDS,



AGENCY DEPARTMENT
WELLS FARGO BANK

                                 Exhibit 11.3.2
                               to Credit Agreement

                         Form of Loan Notice of Advance
                         -------------------------------

                                WELLS FARGO BANK
                                201 THIRD STREET
                             SAN FRANCISCO, CA 94103


[DATE OF NOTICE]

WELLS FARGO BANK
201 THIRD STREET
EIGHTH FLOOR
SAN FRANCISCO, CA 94103

ATTENTION:  [INSERT WELLS FARGO OPERATIONAL CONTACT]

RE:   J.D.  EDWARDS & COMPANY
      J.D. EDWARDS WORLD SOLUTIONS COMPANY
      J.D. EDWARDS WORLD SOURCE COMPANY CREDIT AGREEMENT DATED 08/01/96

TRANSACTION:   ADVANCE ON [VARIABLE RATE] [LIBOR] LOAN
A BORROWER HAS NOTIFIED US OF THE FOLLOWING ADVANCE

      [VARIABLE RATE] [LIBOR] LOAN        :   $ [AMOUNT OF ADVANCE]
      VALUE DATE                          :     [    ]
      YOUR SHARE                          :  $  [    ]

PLEASE WIRE THE FUNDS TO

            WELLS FARGO BANK, N.A.
            BNF=SYNDIC=WFBCORP JD EDWARDS\AC 4518-151576
            OBI=J.D.EDWARDS & COMPANY

NEXT INTEREST PAYMENT DATE                : [DATE]
CURRENT APPLICABLE RATE                   : [RATE]


REGARDS,



AGENCY DEPARTMENT
WELLS FARGO BANK

                                 Exhibit 11.3.3
                               to Credit Agreement

                          Form of LC Notice of Advance
                           ---------------------------

                                WELLS FARGO BANK
                                201 THIRD STREET
                             SAN FRANCISCO, CA 94103


[DATE OF NOTICE]

WELLS FARGO BANK
201 THIRD STREET
EIGHTH FLOOR
SAN FRANCISCO, CA 94103

ATTENTION:  [INSERT WELLS FARGO OPERATIONAL CONTACT]

RE:   J.D. EDWARDS & COMPANY
      J.D. EDWARDS WORLD SOLUTIONS COMPANY
      J.D. EDWARDS WORLD SOURCE COMPANY
      CREDIT AGREEMENT DATED 08/01/96

TRANSACTION:      ADVANCE ON [VARIABLE RATE] [LIBOR] LOAN

A BORROWER HAS NOTIFIED US OF THE FOLLOWING ADVANCE

      [VARIABLE RATE] [LIBOR] LOAN        $  [AMOUNT OF ADVANCE]
      VALUE DATE                             [    ]
      YOUR SHARE                          $  [    ]

PLEASE WIRE THE FUNDS TO

            WELLS FARGO BANK, N.A.
            BNF=SYNDIC=WFBCORP JD EDWARDS\AC 4518-151576
            OBI=J.D.EDWARDS & COMPANY

NEXT INTEREST PAYMENT DATE                : [DATE]
CURRENT APPLICABLE RATE                   : [RATE]


REGARDS,



AGENCY DEPARTMENT
WELLS FARGO BANK

                                  Exhibit 11.27
                               to Credit Agreement


                           Wire Transfer Instructions
                            -------------------------

1.    For wire transfers to Agent:

            WELLS FARGO BANK, N.A.
            BNF=SYNDIC=WFBCORP JD EDWARDS\AC 4518-151576
            OBI=J.D.EDWARDS & COMPANY


2.    For wire transfers to Harris Bank:

            Harris Trust and Savings Bank
            Chicago, IL. 60690
            ABA# 071-000-288
            Attn:  Loan Accounting A/C #109-215-4
            FBO:  J.D. Edwards & Company


3.    For wire transfers to Key Bank:

            Key Bank of Colorado
            ABA#307070267
            BNF:JD Edwards
                                                Contact Susan Brekks at
                                                (208) 332-6166 or Jo-Lynn
            ACCTA 152000018                     Cavener (208) 332-6006
            Special Instructions:               when wire is received.

                                  EXHIBIT 12.1
                                to Loan Agreement

                             COMPLIANCE CERTIFICATE

                             J.D. EDWARDS & COMPANY
                       8055 East Tufts Avenue, Suite 1331
                                Denver, CO 80237


WELLS FARGO BANK (COLORADO), N.A.
633 17th Street
Denver, Colorado 80270


      ATTN:


      As required by Section 8.2 of the Credit Agreement ("Credit Agreement") dated as of August 1, 1996, by and between J.D. Edwards & Company ("Holding Company"), J.D. Edwards World Solutions Company ("World Solutions") and J.D. Edwards World Source Company ("World Source") (collectively, Holding Company, World Solutions and World Source shall be referred to as "Borrowers"), Wells Fargo Bank (Colorado), N.A., Harris Trust and Savings Bank, and Key Bank of Colorado, a review of the activities of the Company for the [quarterly period ending ________________, 199_] or [fiscal year ending October 31, 199_] (the "Fiscal Period") has been made under my supervision with a view to determine whether Borrowers have kept, observed, performed and fulfilled all of their obligations under the Credit Agreement and all other agreements and undertakings contemplated thereby, and to the best of my knowledge, and based upon such review, no Event of Default or a Potential Default has occurred.

      I further certify that the amounts set forth below, with abbreviated descriptions, to the best of my knowledge accurately present amounts required to be calculated by financial covenants of the Credit Agreement as of the last day of the Fiscal Period (unless expressly specified herein) on a consolidated basis for Borrowers. Capitalized terms used herein and in the attachment hereto and not defined herein or in such attachment, but defined in the Credit Agreement, shall have the definitions set forth in the Credit Agreement.

                                          Very truly yours,

                                          By: __________________________
                                          Title: Chief Financial Officer

--------------------------------------------------------------------------------

SUBSECTION 8.13.1: QUICK RATIO

Test: The ratio of (a) cash plus Marketable Securities plus Term Deposits plus Net Trade Receivables, to (b) Current Liabilities minus the current portion of unearned revenues and customer deposits minus the Principal Amount.

      Target:     At all times: Not less than 1.2 to 1.

      Quick Ratio
      for Fiscal Period ended  ____/____/____         _____ to 1.0
--------------------------------------------------------------------------------

SUBSECTION 8.13.2: LEVERAGE RATIO

Test: The ratio of Total Liabilities less unearned revenue and customer deposits, as determined in accordance with GAAP, to Total Net Worth,

      Target:     At all times: Not more than 2.5 to 1.
      ------

      Leverage Ratio
      for Fiscal Period ended  ____/____/____        _____ to 1.0
--------------------------------------------------------------------------------

SUBSECTION 8.13.3: COVERAGE RATIO

Test: For any measurement period: (a) for the most recently completed four Fiscal Quarters, the aggregate of the consolidated net income of Borrowers and the Subsidiaries (as determined in accordance with GAAP), plus depreciation and amortization (as each is determined in accordance with GAAP), plus interest expense (as determined in accordance with
        GAAP); divided by (b) the aggregate of scheduled principal reductions in the following twelve (12) month period, plus interest expense paid (as determined in accordance with GAAP) in the most recently completed four Fiscal Quarters, plus the current portion of payments on capitalized leases.


      Target:  For the 12 month period ending on the last day of each Fiscal
               Quarter:
      Not less than 1.75 to 1.0.

      Coverage Ratio
      For Fiscal Period ended  ____/____/____             _____ to 1.0

--------------------------------------------------------------------------------
SUBSECTION 9.15: CAPITAL EXPENDITURES

Test:       Capital Expenditures

      Targets: for the period consisting of the most recently completed four
               Fiscal

      Quarters: Not more than 70% of Free Cash Flow.


      Capital Expenditures
      for the most recently completed
      four Fiscal Quarters ended  ____/____/____      $_________________

      Free Cash Flow
      for the most recently completed
      four Fiscal Quarters ended  ____/____/____      $_________________

      Capital Expenditures as a percentage
      of Free Cash Flow for the most recently
      completed four
      Fiscal Quarters ended ____/____/____            _______%

--------------------------------------------------------------------------------

SUBSECTION 9.16: PROFITABILITY

Test:       Net loss (as determined in accordance with GAAP)

      Target: In any two consecutive Fiscal Quarters and for any fiscal year of
              Borrower:  $0.

      in the most recently completed
      Fiscal Quarter ended  ____/____/____            $________________

      in the Fiscal Quarter preceding
      the most recently completed
      Fiscal Quarter ended  ____/____/____/     $________________

      for Borrower's most     recently completed
      fiscal year ended   ____/____/____        $_________________

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land


PARCEL A-1:

A PARCEL OF LAND LOCATED IN THE EAST 1/2 OF SECTION 8 AND IN THE WEST 1/2 OF
SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF SECTION 9:

THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST 1296.94 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.36 FEET TO A POINT OF TANGENCY; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST 60.00 FEET;

THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST 313.16 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1577.02 FEET AND A CENTRAL ANGLE OF 26 DEGREES 41 MINUTES 20 SECONDS

AN ARC DISTANCE OF 734.59 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 36 DEGREES 19 MINUTES 12 SECONDS WEST NON-

RADICALLY TO THE LAST MENTIONED COURSE 49.21 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 85 DEGREES 30 MINUTES 24 SECONDS AN ARC DISTANCE OF 119.39 FEET TO A POINT OF TANCENCY; THENCE SOUTH 49 DEGREES 11 MINUTES 12 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE 16.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 59 DEGREES 00 MINUTES 42 SECONDS AN ARC DISTANCE OF 102.99 FEET TO A POINT OF TANGENCY; THENCE SOUTH 9 DEGREES 49 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 521.70 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS AN ARC DISTANCE OF 95.99 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 100.00 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 125.66 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 25 DEGREES 10 MINUTES 30 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE 40.00 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 47.12 FEET TO A POINT OF TANGENCY; THENCE REVERSING DIRECTION 180 DEGREES AND SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST
160.00 FEET TO A POINT OF CURVATURE; THENCE REVERSING DIRECTION 180 DEGREES AND ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 47.12 FEET TO A POINT OF TANGENCY; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT To THE AFORESAID CURVE S4.26 FEET TO A POINT OF CURVATURE;

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



THENCE ALONG A CURVE TO THE LEFT RAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 78 DEGREES 48 MINUTES 22 SECONDS AN ARC DISTANCE OF 110.03 FEET TO A POINT OF TANGENCY; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 940.40 FEET; THENCE NORTH 24 DEGREES 02 MINUTES 39 SECONDS WEST 1206.62 FEET; THENCE NORTH 20 DEGREES 41 MINUTES 26 SECONDS EAST 360.05 FEET; THENCE NORTH 99 DEGREES 18 MINUTES 34 SECONDS WEST
270.00 FEET TO A POINT ON TILE RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 1-225;

THENCE THE FOLLOWING SIX COURSES ALONG SAID RIGHT-OF-WAY OF I-225;

1) NORTH 20 DEGREES 41 MINUTES 26 SECONDS EAST 133.00 FEET; 2) THENCE NORTH 29 DEGREES 32 MINUTES 18 SECONDS EAST 203.68 FEET; 3) THENCE NORTH 57 DEGREES 49 MINUTES 07 SECONDS EAST 366.03 FEET; 4) THENCE NORTH 84 DEGREES 52 MINUTES 22 SECONDS EAST 290.00 FEET; 5) THENCE SOUTH 39 DEGREES 39 MINUTES U2 SECONDS EAST
275.85 FEET; 6) THENCE NORTH 41 DEGREES 29 MINUTES 36 SECONDS EAST 14.51 FEET TO A POINT OF CURVE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 810.00 FEET AND A CENTRAL ANGLE OF 21 DEGREES 19 MINUTES 11 SECONDS AN ARC DISTANCE OF
301.40 FEET TO A POINT OF TANGENCY, THE LONG CHORD OF WHICH REARS SOUTH 50 DEGREES 31 MINUTES 46 SECONDS EAST A DISTANCE OF 299.66 FEET; THENCE SOUTH 61 DEGREES 11 MINUTES 21 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE 668-90 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 1577.02 FEET AND A CENTRAL ANGLE OF 9 DECREES 19 MINUTES 31 SECONDS AN ARC DISTANCE OF 256.67 FEET TO THE TRUE POINT OF BEGINNING.


EXCEPT THOSE PARCELS OF LAND DESCRIBED AS FOLLOWS:
(1)

A PARCEL OF LAND LOCATED IN THE NORTHWEST 1/4 OF SECTION 9. TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF SAID

SECTION 9;
THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST ALONG THE NORTH-SOUTH CENTERLINE OF SAID SECTION 9 AND THE CENTERLINE Or SOUTH ULSTER STREET, A DISTANCE OF 1296.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST ALONG SAID CENTERLINE, A DISTANCE OF
313.16 FEET TO A POINT OF CURVATURE;

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



THENCE ON A CURVE TO THE LEFT HAVING A RADIUS OF 1577.02 FEET AND A CENTRAL ANGLE OF 36 DEGREES 00 MINUTES 51 SECONDS AN ARC DISTANCE OF 991.26 FEET TO A POINT OF TANGENCY; THENCE NORTH 61 DEGREES 11 MINUTES 21 SECONDS WEST AND ALONG SAID PREVIOUS TANGENCY A DISTANCE OF 668.90 FEET; THENCE SOUTH 28 DEGREES 48 MINUTES 39 SECONDS WEST, A DISTANCE OF 60.00 FEET TO A POINT ON THE SOUTHWESTERLY R.O.W. OF SOUTH QUEBEC STREET; THENCE ON A CURVE TO THE RIGHT WHOSE TANGENT BEARS NORTH 61 DEGREES 11 MINUTES 21 SECONDS WEST AND HAVING A RADIUS OF 810.00 FEET AND A CENTRAL ANGLE OF 21 DEGREES 23 MINUTES 53 SECONDS AN ARC DISTANCE OF 302.51 FEET TO A POINT ON THE SOUTHERLY R.O.W. OF COLORADO HIGHWAY I-225 AS RECORDED IN BOOK 1001 ON PAGE 258 IN THE CITY AND COUNTY OF DENVER CLERK AND RECORDER'S OFFICE; THENCE SOUTH 41 DEGREES 29 MINUTES 02 SECONDS WEST ALONG SAID SOUTHERLY R.O.W. A DISTANCE OF 19.68 FEET; THENCE NORTH 39 DECREES 39 MINUTES 43 SECONDS WEST ALONG SAID SOUTHERLY R.O.W. A DISTANCE OF
227.19 FEET TO THE TRUE POINT OF THE BEGINNING; THENCE CONTINUING ALONG SAID SOUTHERLY R.O.W. NORTH 39 DEGREES 39 MINUTES 43 SECONDS WEST A DISTANCE THENCE OF 44.11 FEET; SOUTH 84 DEGREES 51 MINUTES 47 SECONDS WEST ALONG SAID SOUTHERLY R.O.W. A DISTANCE OF 290 FEET; THENCE SOUTH 05 DEGREES 08 MINUTES 13 SECONDS EAST A DISTANCE OF 270.00 FEET; THENCE NORTH 64 DEGREES 51 MINUTES 47 SECONDS EAST A DISTANCE OF 315.00 FEET; THENCE NORTH 05 DECREES 08 MINUTES 13 SECONDS WEST A DISTANCE OF 233.66 FEET TO THE TRUE POINT OF BEGINNING. (PUBLIC SERVICE COMPANY PARCEL,

(2)

A PARCEL OF LAND LOCATED IN THE WEST 1/2 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2; THENCE NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST ALONG THE EAST LINE OF SAID WEST 1/2 A DISTANCE OF 1296.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT OF THE AFOREMENTIONED CURVE A DISTANCE OF 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF 970.00 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST A DISTANCE OF 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST A DISTANCE OF 903.11 FEET TO A POINT ON THE NORTHERLY BOUNDARY OF A PARCEL OF LAND DESCRIBED IN BOOK 1690 AT PAGE 501 IN THE RECORDS OF THE CLERK AND RECORDER'S OFFICE OF THE CITY AND COUNTY OF DENVER; THENCE CONTINUING SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 98.45 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 4.55 FEET; THENCE NORTH 24 DEGREES 02 MINUTES 39 SECONDS WEST A DISTANCE OF 2.00 FEET; THENCE SOUTH 82 DEGREES 05 MINUTES 06 SECONDS EAST A DISTANCE OF 5.29 FEET TO THE TRUE POINT OF BEGINNING. (SHERATON DTC PARCEL)

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land


(3)

A PARCEL OF LAND LOCATED IN THE WEST 1/2 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 9;

THENCE NORTHERLY ALONG THE EAST LINE OF SAID SOUTHWEST 1/4
NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST, A DISTANCE OF

1296.94 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE
LEFT;

THENCE DEPARTING SAID EAST LINE ALONG THE ARC OF SAID CURVE HAVING A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AND A RADIUS OF 1273.24 FEET, A DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE ALONG SAID TANGENT NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST A DISTANCE OF 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF 1319.72 FEET;

THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST A DISTANCE

OF 60.00 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF DTC PARKWAY; THENCE EASTERLY ALONG SAID NORTHERLY RIGHT-OF-WAY LINE NORTH
64 DEGREES 49 MINUTES 30 SECONDS EAST, A DISTANCE OF 88.82
FEET;
THENCE DEPARTING FROM SAID NORTHERLY RIGHT-OF-WAY LINE NORTH
00 DEGREES 14 MINUTES 25 SECONDS EAST, A DISTANCE OF 506.55
FEET

THENCE NORTH 89 DEGREES 45 MINUTES 35 SECONDS WEST A DISTANCE OF 173.33 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 00 DEGREES 14 MINUTES 25 SECONDS EAST A DISTANCE OF 488.00 FEET;

THENCE SOUTH 89 DEGREES 45 MINUTES 35 SECONDS EAST A DISTANCE OF 363.54 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF
16 DECREES 09 MINUTES 17 SECONDS AND A RADIUS OF 244.00 FEET,
AN ARC LENGTH OF 68.80 FEET;

THENCE SOUTH 57 DEGREES 08 MINUTES 41 SECONDS EAST A DISTANCE OF 138.28 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 130 DEGREES 55 MINUTES 29 SECONDS AND A RADIUS OF 244.00 FEET, AN ARC LENGTH OF 557.56 FEET TO A POINT OF TANGENCY, THE CHORD OF SAID CURVE BEARS SOUTH 24 DEGREES 46 MINUTES 40 SECONDS WEST 443.93 FEET; THENCE NORTH 89 DECREES 45 MINUTES 35 SECONDS WEST A DISTANCE OF 363.54 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING. (HYATT REGENCY PARCEL)

(4)

A PARCEL OF LAND LOCATED IN THE WEST ONE-HALF OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land


COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST ONE-QUARTER OF SAID SECTION
9;

THENCE NORTHERLY ALONG THE EAST LINE OF SAID SOUTHWEST ONE-QUARTER NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST, A DISTANCE OF 1296.94 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT;

THENCE DEPARTING SAID EAST LINE ALONG THE ARC OF SAID CURVE HAVING A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS

AND A RADIUS OF 1273.24 FEET, A DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY;

THENCE ALONG SAID TANGENT NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST, A DISTANCE OF 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST, A DISTANCE OF 1319.72 FEET;

THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST, A DISTANCE OF 60.00 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF UNION AVENUE PARKWAY AS PLATTED BY DENVER TECHNOLOGICAL CENTER, NORTH, FILING NO. ONE;

THENCE EASTERLY ALONG SAID NORTHERLY RIGHT-OF-WAY LINE NORTH 64 DEGREES 49 MINUTES 30 SECONDS EAST, A DISTANCE OF 88.82 FEET;

THENCE DEPARTING FROM SAID NORTHERLY RIGHT-OF-WAY LINE NORTH 00 DEGREES 14 MINUTES 25 SECONDS EAST, A DISTANCE OF 506.55 FEET; THENCE SOUTH 89 DEGREES 45 MINUTES 35 SECONDS EAST, A DISTANCE OF 190.21 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 84 DEGREES 17 MINUTES 55 SECONDS AND A RADIUS OF 244.00 FEET, AN ARC OF 343.98 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE AFOREMENTIONED CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 46 DEGREES 37 MINUTES 34 SECONDS AND A RADIUS OF
244.00 FEET, AN ARC DISTANCE OF 198.56 FEET TO A NON-TANGENT POINT; THENCE NORTH 57 DEGREES 08 MINUTES 41 SECONDS WEST, A DISTANCE OF 19.14 FEET; THENCE NORTH 32 DEGREES 51 MINUTES 19 SECONDS EAST, A DISTANCE OF 222.71 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 13 DEGREES 03 MINUTES 30 SECONDS AND A RADIUS OF l00.00 FEET, AN ARC DISTANCE OF
22.79 FEET TO A POINT ON A NON-TANGENT CURVE; THENCE ALONG A CURVE TO THE LEFT WHOSE CHORD BEARS SOUTH 22 DEGREES l8 MINUTES 07 SECONDS EAST, HAVING A CENTRAL ANGLE OF 53 DEGREES 46 MINUETS 10 SECONDS AND A RADIUS OF 80.00 FEET, AN ARC DISTANCE OF 75.08 FEET TO A POINT OF TANGENCY; THENCE SOUTH 49 DEGREES 11 MINUTES 12 SECONDS EAST, A DISTANCE OF 16.57 FEET TO A POINT OF CURVATURE THENCE ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 59 DEGREES 00 MINUTES 42 SECONDS AND A RADIUS OF 100.00 FEET, AND ARC DISTANCE OF 102.99 FEET TO A POINT OF TANGENCY; THENCE SOUTH 09 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF
242.11 FEET; THENCE NORTH 84 DEGREES 03 MINUTES 30 SECONDS WEST A DISTANCE OF
93.87 FEET TO THE TRUE POINT OF BEGINNING.

(PORTION OF REGENCY PLAZA PARCEL WITHIN PARCEL A-1)

(5)

EXCEPT THAT PORTION LYING WITHIN UNION AVENUE PARKWAY AS ESTABLISHED BY ORDINANCE 560, SERIES OF 1992.

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



PARCEL A-2:



A PARCEL OF LAND LOCATED IN THE EAST 1/2 OF SECTION 8 AND IN THE WEST 1/2 OF
SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF SECTION 9;
THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST 1296.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST 970.00 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST 1006.12 FEET; THENCE NORTH 24 DEGREES 02 MINUTES 39 SECONDS WEST 1206.62 FEET TO THE TRUE POINT OP BEGINNING THENCE NORTH 20 DEGREES 41 MINUTES 26 SECONDS EAST 45.05 FEET; THENCE NORTH 69 DEGREES 18 MINUTES 34 SECONDS WEST
260.65 FEET TO A POINT ON THE RIGHT OF WAY LINE OF INTERSTATE HIGHWAY I-225; THENCE SOUTH 0 DEGREES 11 MINUTES 03 SECONDS WEST AND ALONG SAID RIGHT-OF-WAY LINE 340.91 FEET; THENCE NORTH 47 DEGREES 56 MINUTES 11 SECONDS EAST 308.48 FEET TO THE TRUE POINT OF BEGINNING.



PARCEL A-3



A PARCEL OF LAND LOCATED IN THE EAST 1/2 OF SECTION 8 AND IN THE WEST 1/2 OF
SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF
SECTION 9;
THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST 1296,94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY, THENCE NORTH 25 DEGREES 10. MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST 970.00 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST 1006.12 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 24 DEGREES 02 MINUTES 39 SECONDS WEST 1206.62 FEET; THENCE SOUTH 47 DEGREES 56 MINUTES 11 SECONDS WEST 308.48 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HIGHWAY I-25:

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



THENCE THE FOLLOWING 5 COURSES ALONG SAID RIGHT-OF-WAY LINE:
1)    SOUTH 0 DEGREES 11 MINUTES 03 SECONDS WEST 220.00 FEET;
2)    THENCE SOUTH 14 DEGREES 22 MINUTES 57 SECONDS EAST 189.10 FEET;
3)    THENCE SOUTH 24 DEGREES 02 MINUTES 39 SECONDS EAST 247.98 FEET;
4)    THENCE SOUTH 62 DEGREES 39 MINUTES 42 SECONDS EAST 67.46 FEET;
5)    THENCE SOUTH 24 DEGREES 02 MINUTES 39 SECONDS EAST 430.83 FEET;
THENCE NORTH 64 DEGREES 49 MINUTES 30 SECONDS EAST 373.34 FEET TO THE TRUE POINT OF BEGINNING.



EXCEPT THAT PORTION OF PARCEL A-3 DESCRIBED AS FOLLOWS



A PARCEL OF LAND LOCATED IN THE WEST 1/2 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2; THENCE NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST ALONG THE EAST LINE OF SAID WEST 1/2 A DISTANCE OF 1296.94 FEET TO A POINT OF CURVATURE, THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT OF THE AFOREMENTIONED CURVE A DISTANCE OF 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF 970.00 FEET; THENCE NORTH 25 DEGREES 01 MINUTES 08 SECONDS WEST A DISTANCE OF 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST A DISTANCE OF 1006.12 FEET TO A POINT ON THE NORTHERLY BOUNDARY OF A PARCEL OF LAND DESCRIBED IN BOOK 1690 AT PAGE 501 IN THE RECORDS OF THE CLERK AND RECORDER'S OFFICE OF THE CITY AND COUNTY OF DENVER, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 373.16 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY I-25; THENCE NORTH 24 DEGREES 01 MINUTES 59 SECONDS WEST ALONG SAID EASTERLY RIGHT-OF-WAY LINE A DISTANCE OF 228.87 FEET TO A POINT ON A NON-TANGENT CURVE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 2804.79 FEET AND A CENTRAL ANGLE OF 05 DEGREES 07 MINUTES 40 SECONDS THE CHORD OF WHICH BEARS SOUTH 84 DEGREES 38 MINUTES 56 SECONDS EAST, AN ARC DISTANCE OF 251.02 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 82 DEGREES 05 MINUTES 06 SECONDS EAST ALONG THE TANGENT OF THE AFOREMENTIONED CURVE A DISTANCE OF 182.00 FEET;

THENCE SOUTH 24 DEGREES 02 MINUTES 39 SECONDS EAST A DISTANCE OF 2.00 FEET TO THE TRUE POINT OF BEGINNING.

(PARCEL 1 CONVEYANCE TO DTC SHERATON RE:  UNION AVENUE REALIGNMENT)

EXCEPT THAT PORTION LYING WITHIN UNION AVENUE PARKWAY AS ESTABLISHED BY ORDINANCE 560, SERIES OF 1992.

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land


PARCEL A-4:



A PARCEL OF LAND LOCATED PARTLY IN THE WEST 1/2 OF SECTION 9 AND PARTLY IN THE EAST 1/2 OF SECTION 8 TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF SECTION 9;

THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST AND ALONG THE EAST LINE OF SAID WEST 1/2 OF SECTION 9 A DISTANCE OF 1296.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF 970.00 FEET;

THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST A DISTANCE OF 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST A DISTANCE OF 1006.12 FEET; THENCE NORTH 24 DEGREES 02 MINUTES 39 SECONDS WEST A DISTANCE OF 1206.62 FEET; THENCE NORTH 20 DEGREES 41 MINUTES 26 SECONDS EAST A DISTANCE OF 45.05 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING AMONG THE LAST MENTIONED COURSE AN ADDITIONAL DISTANCE OF 315.00 FEET; THENCE NORTH 69 DEGREES 18 MINUTES 34 SECONDS WEST A DISTANCE OF 270.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY I-225; THENCE THE FOLLOWING 2 COURSES ALONG SAID RIGHT-OP-WAY LINE; 1) SOUTH 20 DEGREES 41 MINUTES 26 SECONDS WEST A DISTANCE OF
290.00 FEET; 2) THENCE SOUTH 0 DEGREES 11 MINUTES 03 SECONDS WEST A DISTANCE OF
26.69 FEET; THENCE SOUTH 69 DEGREES 18 MINUTES 34 SECONDS EAST A DISTANCE OF
260.65 FEET TO THE TRUE POINT OF BEGINNING.


PARCEL A-5-B:



A PARCEL OF AND IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SOUTHWEST 1/4 OF SECTION 9; THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST 1/4 A DISTANCE OF 1296.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF
566.56 FEET TO A POINT OF TANGENCY; THENCE ALONG THE TANGENT TO THE AFORESAID CURVE 101.95 FEET; THENCE ON AN ANGLE TO THE LEFT OF 90 DEGREES A DISTANCE OF 1319.72 FEET;

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



THENCE ON AN ANGLE TO THE RIGHT OF 90 DEGREES A DISTANCE OF 60.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE ALONG A CURVE TO THE LEFT WHOSE TANGENT MAKES AN ANGLE TO THE LEFT OF 90 DEGREES FROM THE PRECEDING COURSE AND HAVING A RADIUS OF 378.31 FEET AND A CENTRAL ANGLE OF 47 DEGREES 07 MINUTES 11 SECONDS AN ARC DISTANCE OF 311.12 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 77 DEGREES 0 MINUTES 00 SECONDS FROM THE TANGENT TO THE AFORESAID CURVE 278.75 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 45 DEGREES 36 MINUTES 48 SECONDS A DISTANCE OF 176.69 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 25 DEGREES 42 MINUTES 06 SECONDS A DISTANCE OF 138.89 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 90 DEGREES A DISTANCE OF 837.40 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 78 DEGREES 48 MINUTES 22 SECONDS AN ARC DISTANCE OF
110.03 FEET TO A POINT OF TANGENCY; THENCE ALONG A TANGENT TO THE AFORESAID CURVE 54.26 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 30.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 47.12 FEET TO A POINT OF TANGENCY; THENCE ALONG THE TANGENT TO THE AFORESAID CURVE 319.72 FEET TO THE TRUE POINT OF BEGINNING.


EXCEPT THAT PORTION OF PARCEL A-5-B DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LOCATED IN THE WEST 1/2 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2; THENCE NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST ALONG THE EAST LINE OF SAID WEST 1/2 A DISTANCE OF 1296.94 FEET TO A POINT

OF CURVATURE;
THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE NORTH 2S DEGREES l0 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT OF THE AFOREMENTIONED CURVE A DISTANCE OF 101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST A DISTANCE OF 970.00 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST A DISTANCE OF 210.00 FEET; THENCE SOUTH 76 DEGREES 01 MINUTES 08 SECONDS WEST A DISTANCE OF 903.11 FEET TO A POINT ON THE NORTHERLY AND EASTERLY BOUNDARY OF A PARCEL OF LAND DESCRIBED IN BOOK 1690 AT PAGE 501 IN THE RECORDS OF THE CLERK AND RECORDER'S OFFICE OF THE CITY AND COUNTY OF DENVER; THENCE ALONG SAID EASTERLY BOUNDARY OF SAID PARCEL THE FOLLOWING 4 COURSES: 1) SOUTH 13 DEGREES 58 MINUTES 52 SECONDS EAST A DISTANCE OF 39.57 FEET TO THE TRUE POINT OF BEGINNING; 2) THENCE CONTINUING SOUTH 13 DEGREES 58 MINUTES 52 SECONDS EAST A DISTANCE OF 99.32 FEET; 3) THENCE SOUTH 39 DEGREES 40 MINUTES 53 SECONDS EAST A DISTANCE OF 176.69 FEET; 4) THENCE SOUTH 85 DEGREES 17 MINUTES 41 SECONDS EAST A DISTANCE OF 278.75 FEET; THENCE NORTH 17 DEGREES 42 MINUTES 19 SECONDS EAST A DISTANCE OF 103.61 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 99 DEGREES 47 MINUTES 25 SECONDS AN ARC DISTANCE OF 139.33 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DECREES 05 MINUTES 06 SECONDS WEST A DISTANCE OF 384.61 FEET TO THE TRUE POINT OF BEGINNING.

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT

                              Legal Description of
                                Headquarters Land


(PARCEL IV CONVEYANCE To DTC SHERATON RE: UNION AVENUE REALIGNMENT)

EXCEPT THAT PORTION LYING WITHIN UNION AVENUE PARKWAY AS ESTABLISHED BY ORDINANCE 560, SERIES OF 1992.


PARCEL A-6:


A PARCEL OF LAND LOCATED IN THE WEST 1/2 OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL

MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID WEST 1/2 OF

SECTION 9;
THENCE NORTH 0 DEGREES 19 MINUTES 13 SECONDS EAST 1296.94
FEET TO A POINT OF CURVATURE;
THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1273.24 FEET AND A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AN ARC DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE ALONG THE TANGENT TO THE AFOREMENTIONED CURVE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST 263.45 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST 70.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST 49.71 FEET

TO A POINT OF CURVATURE;
THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1567.02 FEET AND A CENTRAL ANGLE OF 4 DEGREES 34 MINUTES 47 SECONDS AN ARC DISTANCE OP 125.25 FEET; THENCE NORTH 60 DEGREES 14 MINUTES 43 SECONDS EAST AND CORADIALLY BETWEEN TWO CONCENTRIC CURVES A DISTANCE OF 10.00 FEET;

THENCE ALONG A CURVE TO THE LEFT WHOSE TANGENT BEARS NORTH 29 DEGREES 45 MINUTES 17 SECONDS WEST AND HAVING A RADIUS OF 1577.02 FEET AND A CENTRAL ANGLE OF 22 DECREES 06 MINUTES 33 SECONDS AN ARC DISTANCE OF 608.54 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 12 SECONDS WEST 49.21 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 85 DECREES 30 MINUTES 24 SECONDS AN ARC DISTANCE OF 119.39 FEET TO A POINT OF TANGENCY; THENCE SOUTH 49 DEGREES 11 MINUTES 12 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 16.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE, TO THE RIGHT HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 59 DEGREES 00 MINUTES 42 SECONDS AN ARC DISTANCE OF 102.99 FEET TO A POINT OF TANGENCY; THENCE SOUTH 9 DEGREES 49 MINUTES 30 SECONDS WEST AND ALONG THE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 521.70 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 100.00 FEET AND A CENTRAL ANGLE OF 55 DEGREES 00 MINUTES 00 SECONDS AN ARC DISTANCE OF 95.99 FEET TO A POINT OF TANGENCY; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST ALONG THE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 100.00 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 80.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 125.66 FEET TO A POINT OF TANGENCY; THENCE SOUTH 25 DRGREES 10 MINUTES 30 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 40.00 FEET

TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF
30.00 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



THENCE NORTH 64 DEGREES 49 MINUTES 30 SECONDS EAST AND ALONG THE TANGENT TO THE AFORESAID CURVE A DISTANCE OF 668.50 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 101.50 FEET AND A CENTRAL ANGLE OF 90 DEGREES AN ARC DISTANCE OF 159.44 FEET TO THE TRUE POINT OF BEGINNING.



EXCEPT FOR:

A PARCEL OF LAND LOCATED IN THE WEST ONE-HALF OF SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHWEST ONE-QUARTER OF SAID SECTION 9; THENCE NORTHERLY ALONG THE EAST LINE OF SAID SOUTHWEST ONE-QUARTER NORTH 00 DEGREES 19 MINUTES 13 SECONDS EAST, A DISTANCE OF 1296.94 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE DEPARTING SAID EAST LINE ALONG THE ARC OF SAID CURVE HAVING A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 43 SECONDS AND A RADIUS OF 1273.24 FEET, A DISTANCE OF 566.56 FEET TO A POINT OF TANGENCY; THENCE ALONG SAID TANGENT NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST, A DISTANCE OF
101.95 FEET; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST, A DISTANCE OF 1319.72 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 30 SECONDS WEST, A DISTANCE OF
60.00 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF UNION AVENUE PARKWAY AS PLATTED BY DENVER TECHNOLOGICAL CENTER, NORTH, FILING NO. ONE; THENCE EASTERLY ALONG SAID NORTHERLY RIGHT-OF-WAY LINE NORTH 64 DEGREES 49 MINUTES 30 SECONDS EAST, A DISTANCE OF 88.82 FEET; THENCE DEPARTING FROM SAID NORTHERLY RIGHT-OF-WAY LINE NORTH 00 DECREES 14 MINUTES 25 SECONDS EAST, A DISTANCE OF
506.55 FEET; THENCE SOUTH 89 DEGREES 49 MINUTES 35 SECONDS EAST A DISTANCE OF
190.21 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 84 DEGREES 17 MINUTES 55 SECONDS AND A RADIUS OF 244.00 FEET, AN ARC OF 343.98 FEET TO A POINT OF NON-TANGENCY THENCE SOUTH 84 DEGREES 03 MINUTES 30 SECONDS EAST, A DISTANCE OF 93.87 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 09 DEGREES 49 MINUTES 30 SECONDS EAST, A DISTANCE OF
242.11 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 59 DECREES 00 MINUTES 42 SECONDS AND A RADIUS OF 100.00 FEET, AN ARC DISTANCE OF 102.99 FEET TO A POINT OF TANGENCY; THENCE NORTH 49 DEGREES 11 MINUTES 12 SECONDS WEST A DISTANCE OF 16.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE To THE RIGHT HAVING A CENTRAL ANGLE OF 53 DEGREES 46 MINUTES 10 SECONDS AND A RADIUS OF 80.00 FEET, AN ARC DISTANCE OF 75.08 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT WHOSE CHORD BEARS NORTH 89 DEGREES 14 MINUTES 12 SECONDS EAST, HAVING A CENTRAL ANGLE OF 86 DEGREES 38 MINUTES 48 SECONDS AND A RADIUS OF 100.00 FEET, AN ARC DISTANCE OF 151.23 FEET TO A POINT OF COMPOUND CURVATURE ON THE SOUTHWESTERLY RIGHT-OF-WAY OF SOUTH ULSTER PARKWAY, AS PLATTED BY SAID DENVER TECHNOLOGICAL CENTER, NORTH, FILING NO. ONE; THENCE SOUTHEASTERLY ALONG SAID RIGHT-OF-WAY OF SOUTH ULSTER PARKWAY THE FOLLOWING 3 COURSES;

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land



(1) ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 17 DEGREES 41 MINUTES 07 SECONDS AIM A RADIUS OF 1577.02 FEET, AN ARC DISTANCE OF 486.77 FEET TO A POINT OF NON-TANGENCY;

(2) THENCE SOUTH 60 DEGREES 14 MINUTES 43 SECONDS WEST, ALONG A RADIAL LINE FROM THE AFOREMENTIONED CURVE, A DISTANCE OF 10.00 FEET TO A POINT ON A NON TANGENT CURVE;

(3) THENCE ALONG A CURVE TO THE RIGHT WHOSE CHORD BEARS SOUTH 28 DEGREES 14 MINUTES 51 SECONDS EAST, HAVING A CENTRAL ANGLE OF 3 DEGREES 00 MINUTES 52 SECONDS AND A RADIUS OF 1567.02 FEET, AN ARC DISTANCE OF 82.44 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 84 DEGREES 03 MINUTES 30 SECONDS WEST, A DISTANCE OF 440.52 FEET TO THE TRUE POINT OF BEGINNING.

(PORTION OF REGENCY PLAZA PARCEL WITHIN PARCEL A-6)


THOSE PARCELS ABOVE ARE THE SAME PROPERTY SHOWN ON SURVEY PREPARED BY CREIGHTON
R. MOORE, JOB NO. 58-95 DATED AUGUST 12, 1995, REVISED SEPTEMBER 13, 1995, UPDATED NOVEMBER 8, 1995, AND REVISED NOVEMBER 12, 1995 AND NOVEMBER 14, 1995 DESCRIBED AS FOLLOWS:

A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 8 AND THE WEST HALF OF
SECTION 9, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF DENVER, STATE OF COLORADO, DESCRIBED AS FOLLOWS (THE DOCUMENT REFERENCES IDENTIFIED BELOW ARE RECORDED IN THE CITY AND COUNTY OF DENVER CLERK AND RECORDER'S OFFICE, UNLESS NOTED OTHERWISE, AND BEARINGS ARE BASED ON THE ASSUMED BEARING OF NORTH 89 DEGREES 52 MINUTES 59 SECONDS EAST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SECTION 9):

BEGINNING AT THE MOST EASTERLY CORNER OF "PARCEL 1" In AS DESCRIBED AT RECEPTION NO. 92-0071136, SAID POINT OF BEGINNING BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF UNION AVENUE PARKWAY AS PLATTED BY DENVER TECHNOLOGICAL CENTER NORTH, FILING NO. ONE RECORDED IN PLAT BOOK 29 AT PAGE 56; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID "PARCEL

1" ALONG A CURVE TO THE RIGHT, SAID CURVE BEING TANGENT TO THE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST ALONG THE NORTHERLY RIGHT-OF-WAY OF UNION AVENUE PARKWAY PLATTED BY SAID DENVER TECHNOLOGICAL CENTER NORTH, FILING NO. ONE, HAVING A CENTRAL ANGLE OF 19 DEGREES 24 MINUTES 24 SECONDS AND A RADIUS OF
894.93 FEET, AN ARC LENGTH OF 303.12 FEET TO A POINT OF COMPOUND CURVATURE BEING THE MOST EASTERLY CORNER OF "PARCEL 2": DESCRIBED AT RECEPTION NO. 92-0071136; THENCE ALONG THE NORTHERLY LINES OF SAID "PARCEL 21" THE FOLLOWING THREE (3) COURSES;

1. THENCE NORTHWESTERLY ALONG SAID COMPOUND CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 61 DEGREES 58 MINUTES 06 SECONDS AND A RADIUS OF 90.00 FEET, AN ARC LENGTH OF 97.34 FEET; 2. THENCE SOUTH 67 DEGREES 15 MINUTES 05 SECONDS WEST,
128.56 FEET TO A POINT OF NONTANGENT CURVATURE; 3. THENCE ALONG A CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 54 DEGREES 18 MINUTES 59 SECONDS AND A RADIUS OF 70.00 FEET, THE CHORD OF WHICH BEARS SOUTH 70 DEGREES 45 MINUTES 25 SECONDS WEST AND MEASURES 63.90 FEET, AN ARC LENGTH OF 66.36 FEET TO A POINT OF TANGENCY ON THE NORTHERLY LINE OF SAID "PARCEL 1";

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land




THENCE ALONG SAID NORTHERLY LINE NORTH 82 DEGREES 05 MINUTES 06 SECONDS WEST,
676.46 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG SAID NORTHERLY LINE ALONG A CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 06 DEGREES 18 MINUTES 36 SECONDS AND A RADIUS OF 2924.79 FEET AN ARC LENGTH OF 322.11 FEET TO A POINT ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY I-25; THENCE ALONG THE EASTERLY AND SOUTHERLY RIGHT-OF-WAY LINES OF INTERSTATE HIGHWAY I-25 AND I-225 AS RECORDED IN BOOK 289 AT PAGE 497, BOOK 1915 AT PAGE 403 (ARAPAHOE COUNTY), AND BOOK 1001 AT PAGE 258, THE FOLLOWING EIGHT (8) COURSES:

1. NORTH 24 DEGREES 01 MINUTES 59 SECONDS WEST, 67.63 FEET; 2. NORTH 64 DEGREES 19 MINUTES 50 SECONDS WEST, 66.49 FEET; 3. NORTH 24 DEGREES 01 MINUTES 59 SECONDS WEST, 250.60 FEET; 4. NORTH 14 DEGREES 24 MINUTES 55 SECONDS WEST,
188.21 FEET; 5. NORTH 00 DEGREES 09 MINUTES 46 SECONDS EAST 587.51 FEET; 6. NORTH 20 DEGREES 51 MINUTES 56 SECONDS EAST 423.00 FEET; 7. NORTH 30 DEGREES 01 MINUTES 48 SECONDS EAST, 200 54 FEET; 8. NORTH 57 DEGREES 51 MINUTES 41 SECONDS EAST 363.79 FEET TO THE NORTHWEST CORNER OF A PARCEL OF LAND DESCRIBED IN BOOK 2527 AT PAGE 528;

THENCE ALONG THE BOUNDARY OF SAID PARCEL, THE FOLLOWING THREE (3) COURSES:

1     SOUTH 05 DEGREES 08 MINUTES 13 SECONDS EAST, 270.00 FEET;
2.    NORTH 84 DEGREES 51 MINUTES 47 SECONDS EAST, 315.00 FEET;
3.    NORTH 05 DEGREES 08 MINUTES 13 SECONDS WEST, 233.66 FEET
TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE HIGHWAY I-225 RECORDED IN BOOK 1001 AT PAGE 258;

THENCE SOUTH 39 DEGREES 39 MINUTES 43 SECONDS EAST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, 227.19 FEET; THENCE NORTH 41 DEGREES 29 MINUTES 02 SECONDS EAST AND CONTINUING ALONG SAID

SOUTHERLY RIGHT-OF-WAY LINES 19.68 FEET TO A POINT OF NONTANGENT CURVATURE ON THE SOUTHWESTERLY RIGHT-OF-WAY

SOUTH ULSTER STREET PARKWAY AS PLATTED BY SAID DENVER TECHNOLOGICAL CENTER NORTH FILING NO. ONE; THENCE ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINES THE FOLLOWING THREE (3)

COURSES:

1.    ALONG SAID NONTANGENT CURVE TO THE LEFT, THE CHORD OF
WHICH BEARS SOUTH 50 DEGREES 29 MINUTES 25 SECONDS EAST AND
MEASURES 300.75 FEET, HAVING A CENTRAL ANGLE OF 21 DEGREES 23
MINUTES 53 SECONDS AND A RADIUS OF 810.00 FEET, AN ARC LENGTH OF 302.51 FEET;

2. SOUTH 61 DEGREES 11 MINUTES 21 SECONDS EAST, 668.90 FEET TO A POINT OF CURVATURE; 13 3. ALONG A CURVE TO THE RIGHT, HAVING A CENTRAL ANGLE OF 13 DEGREES 44 MINUTES 57 SECONDS AND A RADIUS OF 1577.02 FEET, AN ARC LENGTH OF
378.43 FEET TO A POINT OF CUSP WITH THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE 100 FOOT WIDE ACCESS EASEMENT RECORDED AT BOOK 3128 AT PAGE 98;

THENCE ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE LEFT, THE CHORD OF WHICH BEARS SOUTH 82 DEGREES 42 MINUTES 28 SECONDS WEST AND MEASURES
152.88 FEET HAVING A CENTRAL ANGLE OF 99 DEGREES 42 MINUTES 17 SECONDS AND A RADIUS OF 100.00 FEET, AN ARC LENGTH OF 174.02 FEET; THENCE SOUTH 32 DEGREES 51 MINUTES 19 SECONDS WEST AND CONTINUING ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, 222.71 FEET TO A POINT ON THE NORTHEASTERLY LINE OF THAT PARCEL OF LAND. RECORDED AT RECEPTION NO. 086484; THENCE ALONG THE BOUNDARY OF SAID PARCEL, THE FOLLOWING SIX (6) COURSES:

                               EXHIBIT 12.1(A) TO
                                CREDIT AGREEMENT


                              Legal Description of
                                Headquarters Land




1.    NORTH 57 DEGREES 08 MINUTES 41 SECONDS WEST, 119.14 FEET
TO    A POINT OF NONTANGENT CURVATURE;
2.    ALONG A CURVE TO THE LEFT, THE CHORD OF WHICH BEARS NORTH
81    DEGREES 40 MINUTES 56 SECONDS WEST AND MEASURES 68.57
FEET, HAVING A CENTRAL ANGLE OF 16 DEGREES 09 MINUTES 17 SECONDS AND A RADIUS OF
244.00 FEET, AN ARC LENGTH OF 68.80 FEET; 3. NORTH 89 DEGREES 45 MINUTES 35 SECONDS WEST, 363.54 FEET; 4. SOUTH 00 DEGREES 14 MINUTES 25 SECONDS WEST,
488.00 FEET; 5. SOUTH 89 DEGREES 45 MINUTES 35 SECONDS EAST, 363.54 FEET TO A POINT OF CURVATURE; 6. THENCE ALONG A CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 84 DEGREES 17 MINUTES 55 SECONDS AND A RADIUS OF 244.00 FEET AN ARC LENGTH OF
358.99 FEET TO A POINT ON THE SOUTHERLY LINE OF THAT PARCEL OF LAND RECORDED AT RECEPTION NO. 056318;

THENCE ALONG SAID SOUTHERLY LINE SOUTH 84 DEGREES 03 MINUTES 30 SECONDS EAST AND RADIAL FROM THE PREVIOUS CURVE, 534.39 FEET TO A POINT OF NONTANGENT CURVATURE ON THE SOUTHWESTERLY

RIGHT-OF-WAY LINE OF SOUTH ULSTER STREET PARKWAY; THENCE ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE OF UNION AVENUE PARKWAY, THE FOLLOWING FOUR (4)
COURSES:

1. ALONG SAID NONTANGENT CURVE TO THE RIGHT, THE CHORD OF WHICH BEARS SOUTH 25 DEGREES 57 MINUTES 28 SECONDS EAST AT A DISTANCE OF 42.81 FEET, HAVING A CENTRAL ANGLE OF 01 DEGREES 33 MINUTES 56 SECONDS AND A RADIUS OF 1567.02, AN ARC LENGTH OF 42.81 FEET; 2. SOUTH 25 DEGREES 10 MINUTES 30 SECONDS EAST 49.71 FEET TO A POINT OF CURVATURE; 3. ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS AND A RADIUS OF 101.50 FEET, AN ARC LENGTH OF
159.44 FEET; 4. SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST, 766.82 FEET TO THE POINT OF BEGINNING, CITY AND COUNTY OF DENVER, STATE OF COLORADO.